UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	200 Clarendon Street
New York, New York 10282	27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2012

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	EMERGING MARKETS DEBT

■	HIGH YIELD

■	HIGH YIELD FLOATING RATE

■	INVESTMENT GRADE CREDIT

■	LOCAL EMERGING MARKETS DEBT

■	U.S. MORTGAGES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	37

Financial Statements	96

Financial Highlights	104

Notes to the Financial Statements	116

Other Information	140

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The High Yield Fund invests primarily in high yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund’s foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

The High Yield Floating Rate Fund invests primarily in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. The Fund’s investments in loans and fixed income instruments are subject to the risks associated with debt instruments generally, including credit, liquidity and interest rate risk. The Fund’s foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated investments. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

The Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

The Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries, denominated in the local currency of such emerging countries, or in currencies of such emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The U.S. Mortgages Fund invests primarily in mortgage-backed securities (MBS) of U.S. issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investments in MBS are also subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors
■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making
■	Manage risk by avoiding significant sector and interest rate bets

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

Fixed income market performance during the six months ended September 30, 2012 (the “Reporting Period”) was strong but volatile, as corporate bonds and other riskier sectors of the market posted solid gains even as government bond yields fell to new lows.

Riskier fixed income assets (i.e., non-U.S. Treasury sectors) began the Reporting Period under pressure, as U.S. economic data softened in April after a strong start to the year 2012. In particular, March payroll data released in early April showed a significant slowing in job gains. In January and February, payrolls had climbed by more than 200,000 jobs per month, but the March report showed a gain of just more than 100,000 jobs. That report set the tone for April fixed income performance, as U.S. Treasury yields declined, and non-U.S. Treasury sectors underperformed. (Remember, there is usually an inverse relationship between bond prices and yield movements, such that bond prices rise when yields decline and vice versa.)

The performance trend continued in May, as the benchmark 10-year U.S. Treasury yield fell to a new low of 1.56%, and non-U.S. Treasury sectors of the fixed income market continued to perform poorly. Economic data was again a key driver of the weakness in riskier assets, as U.S. payrolls added just 69,000 jobs, less than half the expected gain. Concerns about Europe, and the health of the Spanish banking system in particular, also weighed on investors’ risk appetites. Although Spain announced several measures in May to support its banks, Spanish government bond yields spiked on investor worries about the country’s ability to support its banks given its own debt challenges.

June marked a turning point for non-U.S. Treasury sectors, although U.S. Treasury yields continued to decline. Developments in Europe were again a key driver of risk sentiment, as Greece held a presidential election that raised concerns about the country potentially exiting the Eurozone, and Spain finally appealed to the European Union for assistance for its banking system. Continued weakness in U.S. and global economic data also weighed on sentiment. As a result, U.S. Treasury yields continued to decline, but non-U.S. Treasury sectors gained ground during the month as Greece elected a pro-Eurozone administration and the European Union agreed to provide support to Spain’s banking system. Even as government bond yields hit new record lows, investors began moving back into higher-yielding corporate and emerging market bonds.

Non-U.S. Treasury sectors continued to outperform U.S. Treasuries through the remainder of the Reporting Period, largely as a function of the market searching for yield in an environment of extremely low interest rates. In addition, market expectations for more quantitative easing by the U.S. Federal Reserve (the “Fed”) increased in August in light of minutes from the August 1, 2012 Federal Open Market Committee meeting and Fed Chairman Ben Bernanke’s speech at the Fed’s annual conference in Jackson Hole, Wyoming. Overall economic growth in the U.S. remained sluggish, with housing a key exception as the Standard & Poor’s/Case-Shiller Home Price Index data showed the strongest house price gains since the index’s inception.

In September, the Fed exceeded most expectations for additional quantitative easing, with an announcement of open-ended asset purchases, dubbed QE3, and an extension of the likely period of low short-term interest rates from mid-2014 to at least mid-2015. With the Fed holding short-term interest rates at low levels, demand for higher yielding sectors remained strong. As evidence, the high yield corporate bond sector received record investment inflows on a year-to-date basis during September.

MARKET REVIEW

Looking Ahead

Going forward, we believe aggressive central bank action may not provide much of a boost to global economic growth, but we think recent policy measures significantly reduce the downside risks. The Fed has committed to purchase bonds until the U.S. labor market improves substantially, while the European Central Bank has committed to unlimited bond purchases to preserve the euro. These open-ended commitments are a significant departure from previous central bank policies, which focused on specific amounts of bond purchases or liquidity support. We not only doubt these measures will have a significant positive effect on economic growth, but we also worry about the longer-term consequences of further central bank balance sheet expansion. However, in the intermediate term, we think the open-ended nature of the Fed and European Central Bank bond purchases has meaningfully reduced the probability — and the potential severity — of downside economic and market scenarios.

In the U.S., we believe economic growth could see some benefit if there is a reduction in downside scenarios related to Europe and resolution of the uncertainties related to the fiscal cliff and November elections. (The major components of the so-called fiscal cliff include tax increases and spending cuts totaling approximately $576 billion scheduled to take effect on January 1, 2013.) The U.S. corporate sector has continued to stockpile cash and defer hiring and investment as a form of self-insurance against risk and uncertainty. However, the timeline for resolving uncertainties around the fiscal cliff and election is finite in our view. One way or another, within a few months, businesses will have a much better sense of U.S. fiscal policy and the regulatory regime going forward. We think politicians will ultimately defer most of the impact of the fiscal cliff, leaving the U.S. with fiscal restraint of about 1.5% of Gross Domestic Product (“GDP”) in 2013, which is close to the level of fiscal restraint1 seen at the end of the Reporting Period. We believe the combination of a lower than feared fiscal impact, reduced risk of a crisis in Europe and the Fed’s additional support for the U.S. housing recovery should provide modest upside potential for U.S. economic growth in 2013.

China’s economic slowdown, on the other hand, remains a source of greater uncertainty, in our view, as policymakers attempt to transition the Chinese economy from growth driven by exports and investment to growth driven by domestic consumption. China’s leaders have said economic growth will slow, and policymakers are targeting GDP of 7.5% in their latest five-year plan, which is close to the economy’s growth rate over the first half of 2012. Policymakers appear to be taking a conservative approach to stimulating economic growth and are focusing on measures such as subsidies for energy-efficient appliances rather than large infrastructure projects. China has virtually no track record when it comes to stimulating consumption, thereby raising concerns the economic slowdown could be deeper than targeted. That said, we are cautious about overreacting to the short-term trend in Chinese economic growth given policymakers’ long-term focus and 7.5% GDP growth target. Should economic growth slow more significantly, we would expect additional policy responses.

[1]

Fiscal restraint in this context refers to the net dollar amount of tax increase and/or government spending decrease, expressed as a percent of the dollar amount of US GDP, for the purpose of indicating the size of the change in taxes and government spending relative to the size of the economy.

MARKET REVIEW

From an investment perspective, we believe the policy and economic growth backdrop anticipated for the coming months favors U.S. non-Treasury sectors. We think strong economic growth is probably the only scenario that could lead central banks to allow a significant rise in real yields, and we believe strong economic growth is a low probability. As a result, we expect yields on government bonds to generally remain in the range seen at the end of the Reporting Period, and we favor a tactical approach to duration management. We also think U.S. corporate credit valuations were attractive relative to fundamentals at the end of the Reporting Period, due largely to risk premiums for European tail risk. (Here, tail risk simply means the risk or probability of rare events.) Should European risk decline and government bond yields remain low as expected, we think U.S. corporate credit should benefit from investor demand for yield as well as from favorable fundamentals. In emerging markets, we do not see the slowdown in China leading to a boom/bust cycle in emerging countries broadly. We believe emerging market countries with good economic growth and strong balance sheets should continue to perform well.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 9.33%, 8.93%, 9.51% and 9.46%, respectively. These returns compare to the 9.59% cumulative total return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A

External emerging markets debt posted a solid positive return during the Reporting Period. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened 38 basis points to close the Reporting Period 291 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing external emerging debt markets during the Reporting Period, as represented by the Index, were (in U.S. dollar terms1) Turkey (+12.3%) and the Philippines (+10.7%) . Belize (-21.6%) and Jordan (+3.6%) lagged most.

During the Reporting Period, external emerging markets debt performed well, driven largely, per widely held consensus view, by accommodative monetary policy and supportive fiscal measures from global central banks. A particularly significant driver was the commitment in July from the European Central Bank to “do what it takes” to save the Eurozone. During September, the U.S. Federal Reserve (the “Fed”) announced quantitative easing, dubbed QE3, in the form of a $40 billion per month stimulus program. These measures underpinned government bond yields in the developed markets, keeping their yields near record lows. External emerging markets debt mutual funds received significant investment inflows during the Reporting Period as investors sought higher yields through investments in countries they consider economically and financially healthy.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s sector positioning in external emerging markets debt detracted the most from relative returns during the Reporting Period. Country and issue selection among emerging market corporate bonds and emerging market quasi-sovereign bonds also dampened performance. The Fund's duration and yield curve strategy detracted slightly as well. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

On the positive side, country and issue selection in external hard currency denominated debt added to relative performance. Also contributing positively was our active currency management through which the Fund invests in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, country and issue selection of external emerging markets debt added modestly as did the Fund’s sector positioning in emerging market quasi-sovereign bonds and emerging market corporate bonds.

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

PORTFOLIO RESULTS

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund’s underweight in Hungarian external debt detracted from relative returns. The Fund was underweight Hungarian debt because of our concern about potential Eurozone bank deleveraging. However, Hungarian external debt performed better than we expected. The Fund was also hampered by its overweighted exposure to Venezuelan and Indonesian external debt, both of which underperformed the Index early in the Reporting Period before rebounding slightly.

The Fund’s overweight in Russian external debt contributed positively to relative performance, as the Russian external debt market outperformed the Index during the Reporting Period. The Fund also benefited from its holdings of Ivory Coast external debt. As a result of a debt relief program, the Ivory Coast had shaved its debt-to-GDP ratio from approximately 60% to approximately 14%. The country’s fiscal outlook had also improved because of a gradual recovery in tax revenues. In addition, the Fund’s long position in the Indian rupee, accomplished through the use of forward foreign currency exchange contracts, enhanced returns. The Fund’s investment in Mexican local debt added to relative performance, as the Mexican central bank held interest rates steady and consumer prices increased.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning detracted slightly from relative returns. During the Reporting Period, we tactically adjusted the Fund’s duration position relative to the Index, shifting between a short duration bias and a long duration bias. Most of the underperformance occurred during the first half of the Reporting Period when the Fund had a modestly short duration bias and yields declined.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps and credit linked notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts which have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Total return swaps and credit linked notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s already overweighted position in Indonesian external debt. We shifted the Fund from an underweight in Panamanian local debt at the beginning of the Reporting Period to a neutral position relative to the Index at the end of the Reporting Period. We decreased the Fund’s position in Colombian external debt from a strong overweight to a slight overweight.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in Indonesian, Russian, Venezuelan and Ivory Coast external debt. It was underweight Polish, Hungarian, Lithuanian, Croatian, South African and Brazilian external debt relative to the Index.

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to have a long-term positive outlook on emerging markets debt because we believe the asset class is shifting from a niche investment to a core portfolio component. Emerging market countries produce nearly 50% of global GDP, and yet emerging markets at the end of the Reporting Period accounted for only approximately 10% of the global fixed income market. In addition, emerging markets debt is backed by faster-growing economies. Growth in the developing world was 6.2% during 2011, according to the International Monetary Fund (“IMF”), almost four times that of developed economies. Also, emerging market economies generally have lower levels of debt-to-GDP relative to developed economies. In addition, emerging markets debt can potentially benefit from a growing investor base, which, in our view, would promote market depth and stability. During 2012 through the end of the Reporting Period, investment inflows into emerging markets debt mutual funds were robust.

In our view, emerging market economies have become far better able to withstand shocks to the global financial system, thanks in part to reserve accumulation and improved external debt positions. We believe that greater policy autonomy has also played a key role, as credible monetary policy has helped to moderate inflation, and fiscal consolidation has reduced public sector debt. At the end of the Reporting Period, stand-alone valuations in the emerging markets reflected these fundamental improvements to some extent, but we believe the increasing recognition of emerging markets as a mature asset class should lead to more strategic allocations and could consequently boost valuations. We believe supply and demand factors are likely to remain positive for emerging markets. Furthermore, the overall institutional under-allocation to emerging markets debt suggests to us there is potential for further growth of investment in the asset class.

FUND BASICS

Emerging Markets Debt Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBI Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	9.33%	9.59%	2.92%	2.87%
Class C	8.93	9.59	2.31	2.26
Institutional	9.51	9.59	3.39	3.34
Class IR	9.46	9.59	3.30	3.25

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	16.22%	8.85%	10.75%	8/29/03
Class C	19.77	9.06	8.82	9/29/06
Institutional	22.09	10.22	11.71	8/29/03
Class IR	22.09	N/A	11.38	7/30/10

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.27%
Class C	1.98	2.02
Institutional	0.89	0.93
Class IR	0.98	1.02

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/12	as of 3/31/12
Indonesia	10.7%	7.2%
Mexico	6.6	7.6
Venezuela	6.6	8.5
Turkey	6.5	3.8
Colombia	5.9	7.7
Brazil	5.2	4.9
Philippines	5.1	4.6
Luxembourg	4.2	2.4
Chile	4.1	2.6
Russia	3.8	7.5

[6]

The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 5.9% as of 9/30/12 and 9.1% as of 3/31/12. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 5.80%, 5.55%, 5.40%, 5.97%, 5.86%, 6.07% and 5.67%, respectively. These returns compare to the 6.40% cumulative total return of the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, 2% Issuer Capped (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield bond market as a whole during the Reporting Period?

A	The high yield corporate bond market generated solid returns during the Reporting Period. The first half of the Reporting Period was characterized by increased risk aversion, driven by concerns about the Eurozone and weaker than expected U.S. economic data, including disappointing jobs reports. A flight to quality drove yields on U.S. Treasury securities to new lows and increased stock market volatility. Nevertheless, high yield corporate bonds generally outperformed stocks and high yield bank loans, with higher quality high yield corporate bonds posting stronger gains than those of lower quality.

The second half of the Reporting Period was characterized by lower volatility. High yield corporate bonds outperformed on strong demand for higher yielding assets and in anticipation of new action by global central banks. Indeed, the bond purchase program announced by the European Central Bank in September improved sentiment for riskier asset classes, reducing market concerns of an imminent crisis in the Eurozone. The U.S. Federal Reserve’s (the “Fed”) announcement of its open-ended commitment to buy mortgage-backed securities also drove investors to riskier, higher yielding assets. The high yield corporate bond market benefited from the rally in riskier asset classes, with high yield corporate bonds outperforming high yield bank loans but falling short of the strong performance of the broad U.S stock market. Lower quality high yield corporate bonds generally outperformed those of higher quality during the second half of the Reporting Period.

Market technicals also supported high yield corporate bonds during the Reporting Period. Demand was strong and with yields on high yield corporate bonds near all time lows, issuers rushed to refinance their existing debt. This resulted in $156.3 billion in new bonds issued during the Reporting Period, bringing total issuance between January 1, 2012 and September 30, 2012 to $263.4 billion and surpassing, in only nine months, the total new issuance of $246 billion in new bonds during all of 2011. Investment inflows were also robust. During the Reporting Period, high yield corporate bond mutual funds saw investment inflows of $13.1 billion, according to AMG/Lipper. There were 10 defaults among high yield issuers during the Reporting Period, affecting $6.47 billion in bonds. The 12-month par-weighted high yield corporate bond default rate through September 30, 2012 was 1.83%, well below the historical average of 4.2%.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s sector allocation was most responsible for its relative underperformance during the Reporting Period. In addition, for the Reporting Period overall, the Fund’s underweight in higher quality credits hampered relative returns. As high yield corporate bonds posted gains, the Fund’s overweight in cash was also a drag on performance. The Fund’s duration positioning further detracted from results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

[1]	Source: J.P. Morgan as of September 30, 2012.

PORTFOLIO RESULTS

On the positive side, the Fund benefited from issue selection and an overweight in euro-denominated bonds.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund’s underweighted position in higher quality credits, particularly BB-rated and C-rated credits, detracted from relative results, as higher quality bonds outperformed lower quality bonds during the Reporting Period. In terms of sector positioning, the Fund’s underweighted positions in utilities, financials and home construction dampened returns. This was offset slightly by the Fund’s underweighted allocations to technology and energy and its overweighted allocation to cellular telecommunications, which contributed positively. In addition, the Fund benefited from its overweighted position in euro-denominated bonds, which outperformed U.S.-dollar denominated debt during the Reporting Period.

Relative to issue selection, an overweight in investment grade corporate bonds issued by automobile manufacturer Ford Motor was the Fund’s largest relative detractor. Ford Motor reported slower than expected car sales during the summer and lowered its forecast for 2012 auto sales. The Fund was also hampered by its lack of exposure to power company Energy Future Holdings, which performed well during the Reporting Period.

The Fund’s strongest performing name during the Reporting Period was wireless operator Sprint Nextel. Sprint Nextel appreciated on stronger than expected second quarter earnings and improved earnings guidance by its company management. Sprint Nextel also reported a significant increase in the average revenue per subscriber during the second quarter. In addition, it announced it had experienced a strong profit margin recovery, driven by improved operating leverage, tighter cost controls and lower than forecasted expenses for its Network Vision program. Also, during the Reporting Period, the Fund benefited by not owning the high yield debt of ATP Oil and Gas, which filed for bankruptcy in the face of falling production.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s slightly short duration bias compared to the Index detracted from relative performance as interest rates declined.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Though we were constructive on high yield corporate bonds when the Reporting Period started, we shifted the Fund to a more conservative stance during the first half of the Reporting Period. Our decision to reduce risk in the Fund was based on a number of factors. We believed the downside risks to global economic growth were not fully reflected in spreads (the difference in yields between high yield corporate bonds and U.S. Treasury securities). In addition, we believed high yield corporate bonds could potentially experience further declines if risk appetite weakened. In our opinion, the performance of high yield corporate bonds was hampered by the slowing U.S. economic recovery and heightened market uncertainty.

To reduce the Fund’s risk exposure, we adopted a more defensive profile by rotating into higher quality credits, including BB-rated securities, leveraged loans and cushion paper. (Cushion paper is a callable bond that sells at premium because its coupon is higher than market interest rates.) We also trimmed the Fund’s allocation to B-rated and CCC-rated credits, while maintaining a larger than usual position in cash. We scaled back the Fund’s holdings of certain distressed credits and more volatile names. We added to the Fund’s holdings in traditionally defensive industries, such as telecommunications, and sold select cyclical credits. As volatility declined and investor sentiment improved in the second half of the Reporting Period, we began increasing the Fund’s risk exposure.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight gaming and lodging, non-cellular telecommunications and consumer products relative to the Index. It was underweight electric utilities, energy and gas utilities versus the Index.

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we were optimistic about the outlook for high yield corporate bonds. We believed the Fed’s open-ended commitment to purchase mortgage-backed securities would continue to underpin riskier asset classes and could further incentivize investors to seek higher yielding securities. In our opinion, this will benefit high yield corporate bonds. Additionally, we believe high yield companies generally have healthy balance sheets and that they will continue to post attractive profits even in sluggish economic conditions. Although yields on high yield corporate bonds reached new historic lows during the Reporting Period, we think spreads remain wide relative to our default expectations.

We believe the recent relative outperformance of BB-rated credits has likely run its course, and as a result, we seek to augment the Fund’s yield by adding exposures to companies with what we believe to have sufficient operating momentum to allow substantial deleveraging over the medium term. We plan to make these purchases both in traditionally defensive sectors, including health care and energy, and in more cyclical sectors, including gaming and media. In addition, we continue to see signs of improvement in the housing market and believe that investments in building materials, homebuilders and certain financials would likely benefit from a real estate recovery. We will seek to minimize the Fund’s exposure to sectors that are negatively impacted by low natural gas prices, such as utilities. Finally, we plan to remain active participants in the primary market where we see improved liquidity and modest opportunities for capital appreciation.

FUND BASICS

High Yield Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	Barclays U.S. Corporate High Yield Bond Index 2% Issuer Capped[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	5.80%	6.40%	4.74%	4.74%
Class B	5.55	6.40	4.21	4.21
Class C	5.40	6.40	4.21	4.21
Institutional	5.97	6.40	5.31	5.31
Service	5.86	6.40	4.80	4.80
Class IR	6.07	6.40	5.21	5.21
Class R	5.67	6.40	4.71	4.71

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Barclays U.S. Corporate High Yield Bond Index, 2% Issuer Capped, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	13.69%	5.72%	9.16%	6.38%	8/1/97
Class B	12.76	5.52	9.01	6.28	8/1/97
Class C	17.04	5.92	8.87	5.95	8/15/97
Institutional	19.37	7.07	10.07	7.10	8/1/97
Service	18.82	6.55	9.50	6.56	8/1/97
Class IR	19.26	N/A	N/A	7.67	11/30/07
Class R	18.71	N/A	N/A	7.08	11/30/07

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.06%	1.06%
Class B	1.81	1.81
Class C	1.81	1.81
Institutional	0.72	0.72
Service	1.22	1.22
Class IR	0.81	0.81
Class R	1.31	1.31

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN ISSUERS AS OF 9/30/12[6]
Company	% of Net Assets	Line of Business
Sprint Nextel Corp.	3.2%	Telecommunications – Cellular
HCA, Inc.	2.5	Health Care – Services
First Data Corp.	2.0	Technology – Software/Services
MGM Resorts International	1.9	Gaming
Beverage Packaging Holdings Luxembourg II SA	1.8	Packaging
CIT Group, Inc.	1.7	Finance
Intelsat Jackson Holdings SA	1.7	Telecommunications – Satellites
DPL, Inc.	1.6	Utilities – Electric
Frontier Communications Corp.	1.6	Telecommunications
Ally Financial, Inc.	1.5	Finance

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 9/30/12	as of 3/31/12
Energy	10.8%	10.0%
Health Care	9.6	8.1
Telecommunications	9.4	8.2
Finance	7.2	6.9
Media	7.2	6.2
Gaming	6.2	5.8
Technology	5.3	5.4
Utilities	4.9	6.0
Consumer Products	4.2	2.7
Packaging	3.6	3.4

[7]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 3.5% as of 9/30/12 and 7.1% as of 03/31/12. The above table depicts the Fund’s Investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 2.75%, 2.47%, 3.03%, 2.98% and 2.62%, respectively. These returns compare to the 4.52% cumulative total return of the Fund’s benchmark, the Barclays Bank Loan Index/U.S. High-Yield Loan Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	The high yield loan market remained relatively firm throughout the Reporting Period. Like other riskier asset classes, high yield loans benefited from the Federal Reserve’s (the “Fed”) announcement of an open-ended commitment to purchase mortgage debt, via a program dubbed QE3, and the Fed’s decision to keep interest rates low until at least mid-2015. Lower-rated and non-rated credits generally performed the best during the Reporting Period.

Primary market activity was robust as investors capitalized on market liquidity. According to J.P. Morgan, institutional loan market volume between January 1, 2012 and September 30, 2012 was $185.9 billion compared to $201.4 billion over the same nine-month period in 2011. Most of the new issuance was refinancing, though some issuers took advantage of market conditions to seek loans for acquisition and recapitalization purposes.

Default rates remained well below historical averages of between 3% and 4%. As of September 30, 2012, J.P. Morgan reported a loan-only default rate of 1.3% on a trailing twelve-month basis, with a modest $6.8 billion in loans defaulting during the first nine months of 2012.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s bias toward higher quality securities was responsible for most of its underperformance during the Reporting Period. In addition, the Fund’s focus on traditionally defensive sectors detracted. Slightly offsetting these results was issue selection, which contributed positively.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance?

A	During the Reporting Period, the Fund was hampered by its “up-in-quality” bias. The Fund was overweight higher quality BB-rated high yield bank loans, which lagged during the Reporting Period. It was underweight non-rated bank loans and bank loans rated CCC or less, which recorded solid gains. In addition, during the Reporting Period, the Fund’s overweighted positions in traditionally defensive market segments, including food and beverage and health care, dampened relative returns.

PORTFOLIO RESULTS

These results were offset somewhat by effective issue selection. The Fund benefited from its exposure to Delta Airlines, a commercial airline; First Data Corporation, a global payment processing company; Univision, a Spanish language media company; and Multiplan, a managed health care provider. The Fund’s exposure to a Delta Airlines term loan especially enhanced performance, as the airline continued its robust earnings momentum, reflecting strong top-line growth driven by increased pricing. Despite the uncertain macroeconomic environment, Delta Airlines has been able to pass on fully higher fuel costs and has consistently reduced seat capacity in weak markets. Detracting from Fund results were positions in Rovi Solutions, a digital entertainment technology company; Fram Group Holdings, a manufacturer of automotive care products; and Sensata Technologies BV, a subsidiary of industrial technology company Sensata Technologies Holdings N.V.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	No significant changes were made to the Fund’s weightings during the Reporting Period. However, because of our constructive view of underlying corporate fundamentals, we modestly increased the Fund’s risk exposure.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight commercial services, non-cable media and retail and apparel relative to the Index. It was underweight cable and satellite television, consumer services and electric utilities versus the Index at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a constructive outlook for high yield bank loans primarily because of underlying corporate fundamentals. We believe that despite the slowing momentum reflected in U.S. economic indicators, near-term default rates for high yield bank loans should remain well below their longer term average of between 3% and 4% as a result of healthy balance sheets, reasonable profit margins and attractive free cash flow generation for U.S. high yield bank loan issuers.

Our outlook is tempered by concerns about systematic risk, such as a disorderly outcome in Europe or potential policy missteps associated with the U.S. fiscal situation, which could overwhelm the factors supporting the high yield bank loan market and possibly lead to declines across riskier asset classes. Because of these concerns and based on slowing macroeconomic data, we plan to maintain the Fund’s bias toward higher quality securities and its underweight in CCC-rated high yield bank loans.

FUND BASICS

High Yield Floating Rate Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	Barclays Bank Loan Index/U.S. High-Yield Loan Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.75%	4.52%	3.55%	3.55%
Class C	2.47	4.52	2.89	2.89
Institutional	3.03	4.52	3.97	3.97
Class IR	2.98	4.52	3.88	3.88
Class R	2.62	4.52	3.40	3.40

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Barclays Bank Loan Index/U.S. High-Yield Loan Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million, a minimum term of one year, and a minimum initial spread of LIBOR+125. It is not possible to invest directly in an index.

[3]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/12	One Year	Since Inception	Inception Date
Class A	6.41%	1.78%	3/31/11
Class C	7.02	2.57	3/31/11
Institutional	9.23	3.74	3/31/11
Class IR	9.12	3.64	3/31/11
Class R	8.47	3.07	3/31/11

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.08%	1.13%
Class C	1.83	1.88
Institutional	0.74	0.79
Class IR	0.83	0.88
Class R	1.33	1.38

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN INDUSTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/12	as of 3/31/12
Retailers	7.5%	7.1%
Health Care	5.6	6.7
Food & Beverages	5.2	5.6
Services Cyclical – Business Services	4.9	5.1
Technology – Software/Services	4.8	3.6
Media – Broadcasting & Radio	4.7	4.6
Wireless Telecommunications	4.3	5.5
Consumer Products – Household & Leisure	3.6	3.6
Media – Cable	3.2	1.1
Restaurants	3.0	2.1

[6]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 11.4% as of 09/30/12 and 10.1% as of 03/31/12. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 6.77%, 7.06%, 7.01% and 7.06%, respectively. These returns compare to the 6.09% cumulative total return of the Fund’s benchmark, the Barclays U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	In the first half of the Reporting Period, widely held consensus view was that the investment grade credit market weakened in response to the slowing U.S. economy and increased concerns about the Eurozone’s financial problems, including downgrades by Moody’s Investors Service (“Moody’s”) of Spanish and Italian bank credit ratings. Although Moody’s also downgraded 15 large global banks, those downgrades were widely anticipated and had little market impact. In early June 2012, Eurozone leaders pledged up to €100 billion in bailout funds for Spanish banks, following weeks of nervousness about Spain’s ability to support its banks after its bailout of Bankia, the country’s fourth-largest bank. Meanwhile, in the U.K., regulators fined Barclays £290 million for misconduct relating to the setting of LIBOR and EURIBOR rates. (LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements. Euribor, or the euro interbank offered rate, is a reference rate based on the average interest rates at which Eurozone banks lend to each other.) During May, the debt of Ford Motor was returned to investment grade status.
During the second half of the Reporting Period, the investment grade bond market rallied, with financials in the lead, as unconventional central bank policy measures incentivized investors to seek higher yielding assets. The new bond purchase program by the European Central Bank (“ECB”) improved sentiment for riskier asset classes because it reduced market concerns of an imminent crisis in the Eurozone. In the U.S., the Federal Reserve (the “Fed”) announced a new round of quantitative easing, dubbed QE3, which was expected to remove high quality assets from the market, increasing the scarcity of investment grade bonds. During August 2012, the world’s largest steel company, ArcelorMittal, was downgraded by Standard & Poor’s Ratings Services to BB+ and put on negative outlook by Moody’s because of deteriorating steel and iron-ore fundamentals and increased deleveraging requirements. In the banking sector, Bank of America reached a $2.4 billion legal settlement related to the Merrill Lynch acquisition, and the management consulting firm Oliver Wyman Group announced the results of its capital stress test of Spanish banks, reporting that Bankia needed the largest recapitalization and that Banco Santander and Banco Bilbao Vizcaya Argentaria (BBVA) required no capital injections.

Issuance was strong during the Reporting Period. Approximately $168 billion of new investment grade bonds were issued in the first half of the Reporting Period and approximately $236 billion were issued in the second half, bringing the total new issuance for 2012 through September 30, 2012 to $710 billion.[1]

[1]	Source: J.P. Morgan.

PORTFOLIO RESULTS

Investment grade credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, tightened by 20 basis points during the Reporting Period to 156 basis points. (A basis point is 1/100th of a percentage point.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Issue selection among investment grade corporate bonds was most responsible for the Fund’s relative outperformance during the Reporting Period. The Fund’s cross-sector strategy also enhanced relative returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

The combined effect of the Fund’s duration positioning and its positioning relative to the U.S. Treasury yield curve further added to results. The Fund was hampered, however, by its yield curve management relative to the Index. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	Our individual issue selection of investment grade corporate bonds added to relative performance. Specifically, the Fund benefited from select investments in the investment grade corporate bonds of financials and industrials companies. In terms of sector positioning, the Fund benefited from its overweighted position relative to the Index in banking and its underweighted allocation relative to the Index in technology.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning and its positioning relative to the U.S. Treasury yield curve contributed positively to its relative returns during the Reporting Period. When the Reporting Period began, the Fund had a short duration bias, and though we tactically adjusted its duration positioning thereafter, the Fund generally had a long duration bias for most of the Reporting Period. This enhanced the Fund’s performance as U.S. government yields declined. Ten-year U.S. government yields fell from 2.22% at the beginning of the Reporting Period to 1.63% at the end of the Reporting Period. Yields of 30-year U.S. government bonds started the Reporting Period at 3.34% and ended the Reporting Period at 2.28%.
As mentioned above, however, the Fund’s yield curve management relative to the Index detracted. That is, its positioning in issues of various maturities across the corporate credit yield curve hurt during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures and Eurodollar futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts which have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. It employed interest rate swaps and swaptions (options on interest rate swap contracts) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). In addition, it used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over LIBOR). It utilized forward foreign currency exchange contracts to hedge currency exposure.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we moved from a neutral position relative to the Index in investment grade corporate bonds to an overweighted position. We adopted the overweight for three reasons. First, the ECB offered to buy sovereign government bonds in potentially unlimited amounts on request by a national government and in return for certain policy commitments. As result, we saw a lower risk of financial crisis in the Eurozone, although we expect a continued recession, sovereign debt flare-ups and potential further declines for German government yields. Second, the Fed’s QE3 action exceeded most expectations because it includes an open-ended commitment to buy mortgage-backed securities. At the same time, the Fed extended the likely period of low short-term interest rates to at least mid-2015. As a result, we believed inflation expectations would pick up, and we positioned the Fund in anticipation that the U.S. Treasury yield curve would steepen. Third, we wanted to increase the Fund’s overweight to riskier assets, such as investment grade corporate credit, after the ECB and Fed announcements because we believed these new policy

PORTFOLIO RESULTS

commitments would increase the incentive for investors to seek out higher yielding assets.

We maintained the Fund’s overweight to issues lower on the credit quality spectrum. In addition, we shifted the Fund to an overweight in intermediate maturities based on valuations. Otherwise, there were no notable changes in the Fund’s weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in real estate investment trusts (“REITs”), banking and insurance. The Fund was also overweight energy, consumer non-cyclical sectors and natural gas utilities. Compared to the Index, the Fund was underweight consumer cyclical sectors, electric utilities, capital goods, technology and communications. In terms of maturities, we favored credits in the intermediate part of the corporate credit yield curve.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we were targeting an overweight position relative to the Index in investment grade corporate credit. We believed underlying corporate fundamentals were strong in most sectors, with most companies enjoying high profit margins and healthy cash balances. In addition, we believed investment grade bonds would continue to benefit from strong demand for high quality securities, which offer yield opportunities in the exceptionally low-interest rate environment that persists. The asset class, in our view, has benefited from the actions of central banks, which have reduced near-term risks and reduced the availability of higher quality assets. There remain longer term concerns, however, including Eurozone sovereign risk, continuing economic slowdown in China and China’s changing economic policies, weakening global economic growth and political and fiscal uncertainty in the U.S.

Overall, at the end of the Reporting Period, we favored U.S. banks over European banks, and we planned to maintain the Fund’s overweight to selected insurance issuers. Near term, uncertainty about the regulatory outlook could drive credit spreads in the financials sector wider, but we believe changes to the regulatory framework — including the Dodd-Frank legislation in the U.S. and Basel III globally — should be beneficial for the banking sector in the long run. (Basel III is a global regulatory standard relating to banks’ capital adequacy and liquidity.)

FUND BASICS

Investment Grade Credit Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	6.77%	6.09%	2.23%	2.10%
Institutional	7.06	6.09	2.65	2.51
Class IR	7.01	6.09	2.56	2.43
Separate Account Institutional	7.06	6.09	2.65	2.52

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	7.34%	5.41%	4.81%	11/3/03
Institutional	11.99	6.56	5.67	11/3/03
Class IR	11.91	N/A	9.74	7/29/11
Separate Account Institutional	11.99	6.61	5.71	11/3/03

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investors share’s, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.71%	0.85%
Institutional	0.37	0.51
Class IR	0.46	0.60
Separate Account Institutional	0.37	0.51

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]

“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similarly to any other publicly traded company.

FUND BASICS

TOP TEN INDUSTRY ALLOCATION[8]
	Percentage of Net Assets
	as of 9/30/12	as of 3/31/12
Banks	21.3%	19.9%
Energy	11.3	10.1
Real Estate Investment Trusts	8.0	6.1
Food & Beverage	7.9	6.8
Pipelines	4.8	4.1
Insurance	4.1	3.8
Media	4.0	4.7
Electric	3.3	3.3
Health Care	3.1	4.3
Brokerage	2.9	1.6

[8]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include repurchase agreements of 0.7% as of 9/30/12 and 6.9% as of 3/31/12. The above table depicts the fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 4.62%, 4.12%, 4.80% and 4.75%, respectively. These returns compare to the 3.53% cumulative total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A

Local emerging markets debt posted a positive return during the Reporting Period, with the appreciation of emerging market currencies driving most of the gains. Emerging market currencies rallied broadly after the U.S. Federal Reserve (the “Fed”) launched a third round of quantitative easing, dubbed QE3, in the form of a $40 billion per month stimulus program, to boost a stalling U.S. economy. As with previous rounds of Fed quantitative easing, emerging market currencies appreciated significantly, as investors borrowed cheap U.S. dollars to purchase currencies in emerging market countries that offered higher yields. Emerging market currencies, as represented by the J.P. Morgan Emerging Local Markets Plus (ELMI+) Index, returned 3.14%, while the U.S. Dollar Index, a measure of the value of the U.S. dollar against a basket of international currencies, returned -2.07%. Among countries, on a total market-value weighted basis, the top performers during the Reporting Period (in U.S. dollar terms1) were Poland (+7.41%) and Russia (+7.86%). Chile (+6.25%) and the Philippines (+4.79%) contributed the least.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s relative outperformance was the result of our sector positioning as well as country and issue selection among local currency denominated bonds. Country and issue selection of external hard currency denominated debt also contributed modestly.

Our active currency management, through which the Fund invests in local currencies (accomplished through the use of forward foreign currency exchange contracts and bonds denominated in local currencies), detracted slightly from the Fund’s relative performance.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	The Fund’s holdings of Mexican local debt added to relative performance during the Reporting Period, as the Mexican central bank held interest rates steady and consumer prices increased. In addition, an investment in Brazilian local debt contributed positively, benefiting from interest rate cuts by the Brazilian central bank. The Fund’s long position in the Indian rupee, accomplished through the use of forward foreign currency exchange contracts, enhanced returns. The Fund’s investment in Russian external debt also added to relative performance. Russia is one of the few emerging market countries in which the central bank has been increasing interest rates, citing inflation concerns following larger than expected consumer price growth.

The Fund’s underweight in Polish local debt detracted, as Poland’s bond market rallied, driven by the appreciation of the Polish zloty. For the same reason, the Fund was hampered by its underweight to the Polish zloty, accomplished through the use of forward foreign currency exchange contracts.
[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

PORTFOLIO RESULTS

A slight underweight to Hungarian local debt, which outperformed early in the Reporting Period, also hindered returns. In addition, the Fund was underweight, through the use of forward foreign currency exchange contracts, the Hungarian forint because of our concern about potential Eurozone bank deleveraging. This dampened performance as the forint appreciated during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in forward foreign currency exchange contracts, U.S. Treasury futures, Eurodollar futures, interest rate swaps, credit default swaps, total return swaps and credit linked notes. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts which have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and credit linked notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweighted position relative to the Index in Brazilian local debt. We shifted the Fund from an underweight compared to the Index in Thailand’s local bonds to a slight overweight. From a relatively neutral position in South Korean local debt at the beginning of the Reporting Period, we moved the Fund to an underweight position relative to the Index by the end of the Reporting Period. At the start of the Reporting Period, the Fund had a comparatively overweighted allocation to Mexican local debt, which we reduced to relatively neutral by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in Brazilian, Turkish and Mexican local bonds. It was also overweight compared to the Index in Venezuelan and Ivory Coast external U.S. denominated debt. The Fund held underweighted positions in Polish, Taiwanese and Indonesian local debt relative to the Index.

At the end of the Reporting Period, the Fund was overweight, through the use of forward foreign currency exchange contracts, in the Indian rupee, Mexican peso and Russian ruble. It was underweight, through the use of forward foreign currency exchange contracts, in the Bulgarian lev, Polish zloty, Hungarian forint and Czech koruna.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we favored the Indian rupee because of what we consider its attractive valuations and positive carry. (A positive carry is a strategy of holding two offsetting positions, one of which creates incoming cash flow that is greater than the obligations of the other.) In our opinion, India has strong domestic prospects, and the country exhibits less risk relative to the global economic cycle than other emerging nations. However, we remain cautious, given the challenging political atmosphere in India for introducing major reforms, and we continue to monitor actions by the Indian government designed to address the perception of a “policy paralysis” within the country. These actions include lifting diesel subsidies by 12% and simplifying other fuel price controls; allowing major retailers to enter the country, an action that was cancelled earlier in 2012 and then reversed under strong internal political pressure; and selling partial stakes in government controlled enterprises. Rules about investment in broadcasting, power and civil aviation are also being simplified. We believe these actions could potentially trim the country’s budget deficit (by curbing state spending on subsidies) and dissuade rating agencies from downgrading Indian government debt. (Both Standard & Poor’s Ratings Services and Fitch Ratings placed India’s foreign currency debt rating on negative outlook earlier in 2012.)

PORTFOLIO RESULTS

We were cautious regarding Central and Eastern European currencies (Bulgarian lev, Polish zloty, Hungarian forint and Czech koruna) at the end of the Reporting Period. In our view, European bank deleveraging could cause these currencies to underperform as banks halt credit lines or sell assets in the region, causing hard currency to flow back into the Eurozone.

Regarding emerging market nations’ management of interest rates, we believe the process has undergone a structural shift during the last decade. Historically, emerging market countries tended to follow pro-cyclical monetary policies in which they tightened liquidity during times of stress in order to prevent currency depreciation. However, because most emerging market nations have pursued what we believe are sound economic policies in recent years and have benefited from strong economic growth, we believe they are in a position to follow counter-cyclical monetary policies. In our view, overall, their yields are more sensitive to developed market interest rates than to the behavior of the credit markets. As such, we believe local currency denominated bonds offer attractive risk profiles.

FUND BASICS

Local Emerging Markets Debt Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI EM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	4.62%	3.53%	4.41%	4.30%
Class C	4.12	3.53	3.87	3.76
Institutional	4.80	3.53	4.96	4.84
Class IR	4.75	3.53	4.86	4.74

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/12	One Year	Since Inception	Inception Date
Class A	11.14%	3.83%	2/15/08
Class C	14.33	4.11	2/15/08
Institutional	16.64	5.23	2/15/08
Class IR	16.67	7.33	7/30/10

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.38%
Class C	2.00	2.13
Institutional	0.91	1.04
Class IR	1.00	1.13

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/12	as of 3/31/12
Turkey	12.4%	12.7%
Thailand	10.0	7.5
Russia	8.6	9.1
Brazil	8.3	9.6
Malaysia	8.1	6.4
South Africa	8.1	7.0
Indonesia	7.1	7.8
Mexico	5.9	11.2
Hungary	4.0	2.7
Colombia	3.5	4.7

[6]

The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 8.9% as of 9/30/12 and 8.9% as of 3/31/12. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 3.69%, 3.95%, 4.04% and 3.86%, respectively. These returns compare to the 2.37% cumulative total return of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	Federal Reserve (the “Fed”) policy had a material impact on the U.S. mortgage markets during the Reporting Period. During his speech at the Fed’s annual conference in Jackson Hole, Wyoming, Fed Chairman Ben Bernanke specifically addressed his concerns around the nation’s weak job market. Market participants appeared to interpret his comments as a sign that a third round of quantitative easing, dubbed QE3, was imminent. In general, they seemed to believe the Fed would embark upon a program of large-scale asset purchases, which could potentially benefit the mortgage markets. Meanwhile, the Fed continued to reinvest the proceeds of paydowns within its portfolio of mortgage-backed securities in additional purchases of mortgage-backed securities. In September, the Fed formally announced QE3 through which it planned to purchase $40 billion in agency mortgage-backed securities every month. QE3, in conjunction with the Fed’s re-investment program, substantially improved the technical landscape for the mortgage markets, particularly for agency mortgage-backed securities, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our cross-sector strategy contributed to the Fund’s relative outperformance during the Reporting Period. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The Fund also benefited from our bottom-up individual issue selection within the agency mortgage-backed securities and non-agency mortgage-backed securities sectors. In addition, the Fund’s yield curve and duration strategy added slightly to relative returns during the Reporting Period. Yield curve indicates the spectrum of maturities within a particular sector. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s cross-sector positioning in both agency mortgage-backed securities and non-agency mortgage-backed securities added to relative returns. Specifically, the Fund benefited from an overweighted bias relative to the Index in agency mortgage-backed securities, particularly during June and July 2012. Its position in non-agency mortgage-backed securities, private-label mortgage-backed securities, was also advantageous. The valuations of non-agency mortgage-backed securities increased during the Reporting Period as the U.S. housing market improved. (Private-label mortgage-backed securities are issued by private institutions, such as investment banks, financial institutions and home builders, with underlying collateral that often includes types of mortgage loans or mortgage loan pools that do not qualify for agency mortgage-backed securities.)

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration and yield curve positioning strategy added slightly to relative performance. During the Reporting Period, the Fund generally held a long duration position compared to the Index because of our concerns about slowing global growth, the potential of a Greek exit from the European Union and uncertainty about the U.S. election and fiscal cliff.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. It used Eurodollar futures to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts which have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the terms structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The Fund employed forward contracts to hedge interest rate exposure. It used swaptions to hedge volatility and yield curve risks in the portfolio and/or to express tactical views on rate markets. The Fund held various swaptions at the end of the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Throughout the Reporting Period, the Fund generally held a long duration bias relative to the Index. We maintained the Fund’s exposure to non-agency mortgage-backed securities. We tactically shifted the Fund’s positioning in agency mortgage-backed securities throughout the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in agency collateralized mortgage obligations (“CMOs”), non-agency mortgage-backed securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and U.S. government securities. It was underweight relative to the Index in agency mortgage-backed securities and pass-through mortgage securities. (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) The Fund had 28.0% of its net assets invested in short-term investments at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	In the months ahead, we expect to shift the Fund to a neutral position relative to the Index in agency mortgage-backed securities. We also expect to move the Fund to a neutral position in premium pass-through mortgage securities, as we believe the mortgage market has fully priced in the impact of increased prepayments resulting from the implementation of the U.S. administration’s Home Affordable Refinance Program (“HARP”). At the end of the Reporting Period, we were finding value in agency multi-family securities, based on attractive valuations and stable cash flows. Because of increased refinancing risk, we favored multi-family securities since their prepayment protection allows them to trade more in line with non-callable agency debentures. We maintained the Fund’s underweight to Ginnie Mae (“GNMA”) securities based on what we consider to be their expensive valuations and increased prepayment risk.

FUND BASICS

U.S. Mortgages Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	3.69%	2.37%	0.83%	0.64%
Institutional	3.95	2.37	1.20	1.01
Class IR	4.04	2.37	1.44	1.26
Separate Account Institutional	3.86	2.37	1.17	0.97

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Barclays U.S. Securitized Bond Index (with dividends reinvested) is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	1.79%	4.46%	4.29	11/3/03
Institutional	6.21	5.64	5.15	11/3/03
Class IR	6.33	N/A	6.22	7/29/11
Separate Account Institutional	6.11	5.63	5.16	11/3/03

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.71%	0.91%
Institutional	0.37	0.57
Class IR	0.46	0.66
Separate Account Institutional	0.37	0.57

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 62.9%
	Argentina – 2.5%
	Republic of Argentina (NR/NR)
EUR	7,358,894	7.820%		12/31/33	$6,146,754
	$4,080,333	8.280		12/31/33	3,070,451
EUR	93,162,341	0.000	(a)	12/15/35	14,366,189
	$27,630,000	0.000	(a)	12/15/35	3,522,825
EUR	9,650,247	7.820		12/31/33	8,060,681
	$25,860,000	0.000	(a)	12/15/35	3,400,590

					38,567,490

	Belarus – 0.5%
	Republic of Belarus (B-/B3)
	4,819,000	8.750		08/03/15	4,764,786
	3,520,000	8.950		01/26/18	3,467,200

					8,231,986

	Belize(b) – 0.1%
	Government of Belize (D/Ca)
	2,520,000	8.500		02/20/29	957,215

	Brazil – 1.4%
	Federal Republic of Brazil (BBB/Baa2)
	1,000,000	8.875		10/14/19	1,450,000
	11,310,000	2.625		01/05/23	11,298,690
	50,000	8.250		01/20/34	82,250
	1,480,000	7.125		01/20/37	2,227,400
	5,330,000	5.625		01/07/41	6,809,075

					21,867,415

	Chile – 0.8%
	Republic of Chile (A+/Aa3)
	1,750,000	3.875		08/05/20	1,972,600
	9,231,000	3.250		09/14/21	9,977,596

					11,950,196

	Colombia – 3.7%
	Republic of Colombia (BBB-/Baa3)
	3,540,000	8.250		12/22/14	4,097,550
	3,368,000	7.375		01/27/17	4,183,056
	19,030,000	7.375		03/18/19	25,167,175
	4,540,000	7.375		09/18/37	6,968,900
	12,517,000	6.125		01/18/41	16,960,535

					57,377,216

	Dominican Republic – 3.2%
	Dominican Republic (B+/B1)
	7,038,771	9.040		01/23/18	7,901,021
	3,320,000	7.500	(c)	05/06/21	3,735,000
	32,912,000	7.500		05/06/21	37,026,000
	1,060,000	8.625		04/20/27	1,197,800

					49,859,821

	Egypt – 0.5%
	Republic of Egypt (B/B2)
	7,130,000	5.750		04/29/20	7,138,912
	990,000	6.875		04/30/40	977,625

					8,116,537

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Gabon – 0.3%
	Republic of Gabon (BB-/NR)
	$590,000	8.200	%(c)	12/12/17	$719,063
	3,380,000	8.200		12/12/17	4,119,375

					4,838,438

	Ghana – 0.3%
	Republic of Ghana (B/NR)
	3,659,000	8.500		10/04/17	4,294,751

	Greece(b) – 0.2%
	Hellenic Republic Government Bond (CCC/NR)
EUR	302,000	2.000		02/24/23	102,570
	312,000	2.000		02/24/24	94,401
	312,000	2.000		02/24/25	90,939
	302,000	2.000		02/24/26	83,352
	302,000	2.000		02/24/27	80,028
	312,000	2.000		02/24/28	78,402
	472,000	2.000		02/24/29	113,664
	452,000	2.000		02/24/30	109,212
	402,000	2.000		02/24/31	99,134
	572,000	2.000		02/24/32	138,145
	302,000	2.000		02/24/33	67,866
	1,002,000	2.000		02/24/34	222,029
	1,262,000	2.000		02/24/35	272,644
	1,082,000	2.000		02/24/36	230,107
	1,002,000	2.000		02/24/37	224,046
	2,092,000	2.000		02/24/38	467,486
	1,612,000	2.000		02/24/39	333,575
	2,202,000	2.000		02/24/40	482,537
	1,242,000	2.000		02/24/41	254,542
	592,000	2.000		02/24/42	121,251

					3,665,930

	Guatemala(c) – 0.2%
	Republic of Guatemala (BB/Ba1)
	$3,300,000	5.750		06/06/22	3,671,250

	Hungary – 0.4%
	Hungary Government Bond (BB+/Ba1)
EUR	990,000	3.500		07/18/16	1,187,916
	2,950,000	4.375		07/04/17	3,577,659
	170,000	6.000		01/11/19	217,639
	237,000	3.875		02/24/20	268,771

					5,251,985

	Iceland – 0.9%
	Republic of Iceland (BBB-/Baa3)
	$5,730,000	4.875	(c)	06/16/16	5,959,583
	2,740,000	4.875		06/16/16	2,850,339
	1,800,000	5.875		05/11/22	1,945,322
	3,250,000	5.875	(c)	05/11/22	3,504,998

					14,260,242

	Indonesia – 10.5%
	Perusahaan Penerbit SBSN (BB+/Baa3)
	5,125,000	4.000		11/21/18	5,406,875
	1,850,000	4.000	(c)	11/21/18	1,951,750

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Indonesia – (continued)
	Republic of Indonesia (BB+/Baa3)
	$4,650,000	6.750%		03/10/14	$4,975,500
	820,000	7.500		01/15/16	965,550
	580,000	6.875		03/09/17	696,000
	5,750,000	11.625	(c)	03/04/19	8,790,313
	9,454,000	11.625		03/04/19	14,452,802
	11,870,000	5.875		03/13/20	14,273,675
	5,929,000	5.875	(c)	03/13/20	7,129,623
	4,950,000	4.875	(c)	05/05/21	5,649,188
	17,402,000	4.875		05/05/21	19,860,032
	14,950,000	3.750	(c)	04/25/22	15,781,417
	8,840,000	3.750		04/25/22	9,348,300
	2,190,000	8.500		10/12/35	3,462,938
	3,440,000	6.625		02/17/37	4,549,400
	3,198,000	7.750	(c)	01/17/38	4,765,020
	15,554,000	7.750		01/17/38	23,175,460
	10,650,000	5.250	(c)	01/17/42	12,074,437
	4,260,000	5.250		01/17/42	4,829,775

					162,138,055

	Iraq – 0.7%
	Republic of Iraq (NR/NR)
	12,410,000	5.800		01/15/28	11,386,175

	Ivory Coast – 2.6%
	Republic of Ivory Coast (NR/NR)
	1,000,000	3.750	(c)	12/31/32	847,708
	45,425,000	3.750		12/31/32	38,507,150

					39,354,858

	Malaysia – 0.4%
	Wakala Global Sukuk Bhd (A-/A3)
	5,060,000	4.646		07/06/21	5,825,564

	Mexico – 4.8%
	United Mexican States (NR/NR)
MXN	141,707,900	0.000	(d)	10/04/12	11,006,444
	United Mexican States (A-/Baa1)
	72,942,000	8.500		11/18/38	7,140,657
	United Mexican States (BBB/Baa1)
	$7,740,000	6.375		01/16/13	7,836,750
	10,570,000	5.875		01/15/14	11,204,200
	250,000	6.625		03/03/15	283,000
	1,040,000	5.625		01/15/17	1,216,800
	520,000	5.950		03/19/19	644,800
	7,340,000	3.625		03/15/22	8,018,950
	1,140,000	6.050		01/11/40	1,519,050
	22,610,000	4.750		03/08/44	25,210,150

					74,080,801

	Nigeria – 0.7%
	Republic of Nigeria (B+/NR)
	800,000	6.750	(c)	01/28/21	904,000
	8,050,000	6.750		01/28/21	9,096,500

					10,000,500

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Pakistan – 0.3%
	Islamic Republic of Pakistan (B-/Caa1)
	$1,070,000	6.875	%(c)	06/01/17	$893,450
	1,950,000	6.875		06/01/17	1,628,250
	1,420,000	7.875		03/31/36	994,000
	1,480,000	7.875		03/31/36	1,036,000

					4,551,700

	Panama – 2.7%
	Republic of Panama (BBB/Baa3)
	6,810,000	7.250		03/15/15	7,787,235
	4,147,000	8.875		09/30/27	6,697,405
	3,610,000	9.375		04/01/29	6,137,000
	14,450,000	6.700		01/26/36	20,302,250

					40,923,890

	Peru – 1.9%
	Republic of Peru (BBB/Baa2)
	7,152,000	7.350		07/21/25	10,449,073
	7,554,000	8.750		11/21/33	13,106,190
	700,000	6.550		03/14/37	1,027,250
	3,710,000	5.625		11/18/50	4,804,450

					29,386,963

	Philippines – 4.8%
	Republic of Philippines (BB+/Ba2)
	720,000	9.375		01/18/17	946,800
	5,449,000	8.375		06/17/19	7,505,997
	8,160,000	6.500		01/20/20	10,393,800
	1,440,000	9.500		10/21/24	2,332,800
	3,990,000	5.500		03/30/26	5,002,463
	3,882,000	9.500		02/02/30	6,706,155
	7,412,000	7.750		01/14/31	11,349,625
	6,500,000	6.375		01/15/32	8,791,250
	13,026,000	6.375		10/23/34	17,927,032
	2,560,000	5.000		01/13/37	3,036,800

					73,992,722

	Romania – 0.5%
	Republic of Romania (BB+/Baa3)
	1,930,000	6.750		02/07/22	2,164,012
	4,720,000	6.750	(c)	02/07/22	5,292,300

					7,456,312

	Russia – 3.7%
	Russian Federation (BBB/Baa1)
	1,200,000	3.250	(c)	04/04/17	1,263,000
	900,000	5.000		04/29/20	1,037,250
	27,200,000	4.500	(c)	04/04/22	30,328,000
	19,078,500	7.500	(b)	03/31/30	24,086,606

					56,714,856

	Serbia – 0.6%
	Republic of Serbia (BB-/NR)
	5,833,000	7.250		09/28/21	6,168,398
	2,208,334	6.750	(b)	11/01/24	2,158,646
	1,200,000	7.250	(c)	09/28/21	1,269,000

					9,596,044

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	South Korea – 0.7%
	Republic of Korea (A+/Aa3)
	$8,339,000	7.125%		04/16/19	$10,891,587

	Sri Lanka – 0.3%
	Republic of Sri Lanka (B+/NR)
	274,000	7.400		01/22/15	300,373
	540,000	7.400	(c)	01/22/15	591,975
	Republic of Sri Lanka (B+/B1)(c)
	1,170,000	6.250		07/27/21	1,273,837
	2,600,000	5.875		07/25/22	2,796,515

					4,962,700

	Turkey – 5.9%
	Republic of Turkey (NR/NR)
TRY	29,500,000	0.000	(d)	09/11/13	15,320,868
	Republic of Turkey (BB/Ba1)
	$2,370,000	7.000		09/26/16	2,758,088
	1,060,000	7.500		07/14/17	1,281,275
	6,930,000	6.750		04/03/18	8,212,050
	11,650,000	7.000		03/11/19	14,242,125
	16,675,000	5.625		03/30/21	19,217,937
	20,370,000	6.250		09/26/22	24,494,925
	4,300,000	7.375		02/05/25	5,622,250

					91,149,518

	Ukraine – 0.0%
	Financing of Infrastructural Projects State Enterprise (NR/B2)
	630,000	7.400		04/20/18	560,792

	Uruguay – 1.2%
	Republic of Uruguay (BBB-/Baa3)
	1,000,181	8.000		11/18/22	1,452,763
	3,066,000	6.875		09/28/25	4,215,750
	7,926,000	7.625		03/21/36	12,344,745

					18,013,258

	Venezuela – 5.2%
	Republic of Venezuela (B+/B2)
	820,000	7.750		10/13/19	711,350
	4,781,000	6.000		12/09/20	3,609,655
	4,740,000	12.750		08/23/22	5,048,100
	21,280,000	9.000		05/07/23	18,726,400
	40,680,000	8.250		10/13/24	33,459,300
	4,920,000	7.650		04/21/25	3,849,900
	3,160,000	11.750		10/21/26	3,183,700
	920,000	9.250		05/07/28	809,600
	10,400,000	11.950		08/05/31	10,608,000

					80,006,005

	Vietnam – 0.1%
	Socialist Republic of Vietnam (BB-/B2)
	1,270,000	6.875		01/15/16	1,389,063
	120,000	6.750		01/29/20	134,100

					1,523,163

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Zambia(c) – 0.3%
	Republic of Zambia (B+/NR)
	$4,430,000	5.375%		09/20/22	$4,452,150

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $891,458,684)				$969,878,085

	Foreign Debt Obligations – 1.4%
	Supranational – 1.4%
	Corporacion Andina de Fomento (A+/Aa3)
	$10,149,000	3.750%		01/15/16	$10,668,161
	9,664,000	4.375		06/15/22	10,485,440

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $20,228,282)				$21,153,601

	Corporate Obligations – 26.2%
	Austria(e) – 0.1%
	OGX Austria GMBH (B/B1)
	$281,000	8.375%		04/01/22	$242,899
	1,580,000	8.375	(c)	04/01/22	1,363,385

					1,606,284

	Azerbaijan – 0.3%
	State Oil Company of the Azerbaijan Republic (BB+/Ba1)
	4,160,000	5.450		02/09/17	4,441,825

	Bangladesh(c)(e) – 0.3%
	Digicel Group Ltd. (NR/Caa1)
	4,710,000	8.250		09/30/20	4,945,500

	Brazil – 2.6%
	Banco do Estado do Rio Grande do Sul (NR/Ba1)
	2,720,000	7.375		02/02/22	3,041,805
	6,860,000	7.375	(c)	02/02/22	7,656,893
	CCL Finance Ltd. (BBB/Baa3)(e)
	5,458,000	9.500		08/15/14	6,139,803
	Companhia Energetica de Sao Paulo (NR/Ba1)
BRL	2,450,523	9.750		01/15/15	1,292,079
	Independencia International Ltd. (NR/NR)(c)(e)(f)
	$1,277,436	12.000		12/30/16	—
	Petrobras International Finance Co. (BBB/A3)(e)
	4,340,000	5.750		01/20/20	4,925,843
	11,810,000	5.375		01/27/21	13,311,260
	Vale Overseas Ltd. (A-/Baa2)
	1,144,000	4.625	(e)	09/15/20	1,217,344
	260,000	8.250		01/17/34	335,341
	870,000	6.875	(e)	11/21/36	1,009,272
	1,100,000	6.875	(e)	11/10/39	1,285,578

					40,215,218

	British Virgin Islands – 0.6%
	PCCW Capital No 4 Ltd. (NR/NR)
	1,070,000	5.750		04/17/22	1,158,575

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	British Virgin Islands – (continued)
	Talent Yield Investments Ltd. (A-/Baa1)
	$5,000,000	4.500	%(c)	04/25/22	$5,388,861
	1,890,000	4.500		04/25/22	2,044,494

					8,591,930

	Canada – 1.0%
	Nexen, Inc. (BBB-/Baa3)(e)
	1,155,000	6.400		05/15/37	1,466,945
	PTT Exploration and Production Public Co. Ltd. (BBB+/Baa1)
	3,080,000	5.692	(c)	04/05/21	3,551,659
	3,805,000	5.692		04/05/21	4,364,373
	PTTEP Canada International Finance Ltd. (BBB+/Baa1)
	3,540,000	6.350	(c)	06/12/42	4,071,000
	2,130,000	6.350		06/12/42	2,452,503

					15,906,480

	Chile – 3.0%
	AES Gener SA (BBB-/Baa3)(e)
	1,320,000	5.250	(c)	08/15/21	1,464,527
	1,220,000	5.250		08/15/21	1,353,578
	Banco de Credito e Inversiones (NR/A1)
	14,250,000	3.000		09/13/17	14,308,573
	Banco del Estado de Chile (A+/Aa3)(e)
	4,670,000	4.125	(c)	10/07/20	5,037,956
	770,000	4.125		10/07/20	830,669
	2,340,000	3.875	(c)	02/08/22	2,484,000
	510,000	3.875		02/08/22	542,578
	Banco Santander Chile (A/Aa3)(c)
	4,760,000	3.875		09/20/22	4,679,765
	Corporacion Nacional del Cobre (A/A1)
	1,980,000	7.500		01/15/19	2,557,262
	1,160,000	3.750	(c)	11/04/20	1,237,852
	2,410,000	3.750		11/04/20	2,576,375
	2,320,000	3.875		11/03/21	2,503,312
	1,448,000	6.150		10/24/36	1,845,563
	2,600,000	4.250	(c)	07/17/42	2,537,190
	E-CL SA (BBB-/NR)(c)(e)
	2,490,000	5.625		01/15/21	2,747,676

					46,706,876

	Colombia – 2.2%
	Banco de Bogota SA (BBB-/Baa2)(e)
	5,534,000	5.000		01/15/17	5,839,405
	1,450,000	5.000	(c)	01/15/17	1,529,410
	Bancolombia SA (NR/Baa2)
	2,500,000	5.950	(e)	06/03/21	2,808,496
	Bancolombia SA (NR/Baa3)
	4,940,000	5.125		09/11/22	4,968,078
	Colombia Telecomunicaciones SA ESP (BB/NR)(c)(e)
	2,890,000	5.375		09/27/22	2,914,720
	Empresa de Energia de Bogota SA (BB+/Baa3)(e)
	4,100,000	6.125	(c)	11/10/21	4,492,991
	4,627,000	6.125		11/10/21	5,080,368
	Empresas Publicas de Medellin ESP (NR/Baa3)(e)
	1,100,000	7.625		07/29/19	1,388,790

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Colombia – (continued)
	Transportadora de Gas Internacional SA (BB/Baa3)(e)
	$1,660,000	5.700%		03/20/22	$1,777,385
	3,250,000	5.700	(c)	03/20/22	3,472,522

					34,272,165

	Guatemala(e) – 0.1%
	Central American Bottling Corp. (BB/Ba2)
	200,000	6.750		02/09/22	219,733
	480,000	6.750	(c)	02/09/22	527,359

					747,092

	Hong Kong – 0.7%
	China Resources Gas Group Ltd. (NR/Baa1)
	1,870,000	4.500		04/05/22	2,025,659
	2,200,000	4.500	(c)	04/05/22	2,378,998
	Country Garden Holdings Co. Ltd. (BB-/Ba3)
CNY	6,700,000	2.500		02/22/13	1,280,120
	ENN Energy Holdings Ltd. (BBB-/Baa3)(e)
	$1,010,000	6.000	(c)	05/13/21	1,117,872
	429,000	6.000		05/13/21	474,819
	Evergrande Real Estate Group Ltd. (BB-/B2)
CNY	14,110,000	7.500		01/19/14	2,122,146
	$400,000	13.000	(e)	01/27/15	400,011
	Zijin International Finance Co., Ltd. (NR/A1)
	1,260,000	4.250		06/30/16	1,333,207

					11,132,832

	Indonesia(e) – 0.2%
	Berau Coal Energy Tbk Pt (BB-/B1)
	2,100,000	7.250		03/13/17	1,958,250
	1,350,000	7.250	(c)	03/13/17	1,268,564

					3,226,814

	Ireland – 1.0%
	MTS International Funding Ltd. (BB/Ba2)
	10,860,000	8.625		06/22/20	13,086,300
	VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB/Ba3)
	270,000	9.125		04/30/18	307,125
	1,850,000	7.748	(c)	02/02/21	1,965,625

					15,359,050

	Kazakhstan – 1.5%
	Kazakhstan Temir Zholy Finance BV (BBB-/Baa3)
	700,000	6.375	(c)	10/06/20	836,500
	330,000	6.375		10/06/20	394,350
	Kazatomprom (NR/Baa3)
	1,780,000	6.250		05/20/15	1,935,750
	700,000	6.250	(c)	05/20/15	761,250
	KazMunaiGaz Finance Sub BV (BBB-/Baa3)
	2,100,000	11.750	(c)	01/23/15	2,525,250
	2,620,000	11.750		01/23/15	3,150,550
	1,080,000	7.000	(c)	05/05/20	1,323,000

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Kazakhstan – (continued)
	KazMunayGas National Co. (BBB-/Baa3)
	$2,000,000	9.125%		07/02/18	$2,575,000
	2,130,000	7.000		05/05/20	2,609,250
	2,530,000	6.375	(c)	04/09/21	3,036,000
	3,170,000	6.375		04/09/21	3,804,000

					22,950,900

	Luxembourg – 4.2%
	Gaz Capital SA for Gazprom (BBB/Baa1)
	8,828,000	9.250		04/23/19	11,476,400
	4,560,000	5.999	(c)	01/23/21	5,158,500
	7,850,000	5.999		01/23/21	8,880,312
	Gazprom International SA for Gazprom (BBB+/NR)
	871,039	7.201		02/01/20	979,919
	Gazprom Neft OAO Via GPN Capital SA (BBB-/Baa3)(c)
	7,340,000	4.375		09/19/22	7,421,513
	Gazprom OAO Via Gaz Capital SA (BBB/Baa1)(c)
	13,780,000	4.950		07/19/22	14,434,550
	TNK-BP Finance SA (BBB-/Baa2)
	340,000	7.500		07/18/16	393,550
	1,180,000	6.625	(c)	03/20/17	1,339,300
	1,030,000	6.625		03/20/17	1,169,050
	7,150,000	7.875		03/13/18	8,615,750
	2,340,000	7.250		02/02/20	2,831,400
	Wind Acquisition Finance SA (BB-/B3)(e)
	1,040,000	11.750	(c)	07/15/17	982,800
	1,000,000	11.750		07/15/17	930,000

					64,613,044

	Mexico(f) – 1.8%
	America Movil SAB de CV (A-/A2)
	4,000,000	3.125		07/16/22	4,110,267
	GEO Maquinaria (NR/NR)
	1,099,000	9.625		05/02/21	1,011,359
	1,079,375	9.625	(c)	05/02/21	992,266
	Mexichem SAB de CV (BBB-/Ba1)(c)
	1,820,000	4.875		09/19/22	1,840,405
	Pemex Project Funding Master Trust (BBB/Baa1)
	10,320,000	6.625		06/15/35	12,900,000
	Petroleos Mexicanos (BBB/Baa1)
	512,000	8.000		05/03/19	670,720
	5,130,000	5.500		01/21/21	6,002,100
	630,000	6.500		06/02/41	781,200

					28,308,317

	Netherlands – 1.5%
	Arcos Dorados Holdings, Inc. (NR/Ba2)(e)
	1,229,000	7.500		10/01/19	1,365,975
	Kazakhstan Temir Zholy Finance BV (BBB-/Baa3)
	3,200,000	6.950	(c)	07/10/42	3,819,525
	1,100,000	6.950		07/10/42	1,309,000
	Listrindo Capital BV (BB-/Ba2)(e)
	3,560,000	6.950		02/21/19	3,880,400
	1,290,000	6.950	(c)	02/21/19	1,422,098
	Republic of Angola Via Northern Lights III BV (BB-/Ba3)
	4,800,000	7.000		08/16/19	5,262,000

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Netherlands – (continued)
	VimpelCom Holdings BV (BB/Ba3)
	$1,180,000	7.504	%(c)	03/01/22	$1,230,150
	4,260,000	7.504		03/01/22	4,441,050

					22,730,198

	Peru(e) – 0.5%
	Corp Financiera de Desarrollo SA (BBB/NR)
	2,430,000	4.750		02/08/22	2,710,740
	1,415,000	4.750	(c)	02/08/22	1,575,103
	Corp Lindley S.A. (BB+/NR)
	1,070,000	6.750		11/23/21	1,201,429
	880,000	6.750	(c)	11/23/21	986,397
	Volcan Cia Minera SAA (BBB-/Baa3)
	1,010,000	5.375		02/02/22	1,092,063
	760,000	5.375	(c)	02/02/22	821,750

					8,387,482

	Philippines – 0.3%
	Development Bank of Philippines (BB+/NR)
	1,610,000	5.500		03/25/21	1,795,150
	Energy Development Corp. (NR/NR)
	1,820,000	6.500		01/20/21	1,974,700

					3,769,850

	Qatar(e) – 0.2%
	Ras Laffan Liquefied Natural Gas Co. Ltd. II (A/Aa3)
	2,393,430	5.298		09/30/20	2,692,609
	Ras Laffan Liquefied Natural Gas Co. Ltd. III (A/Aa3)
	180,000	5.500	(c)	09/30/14	193,950
	177,775	5.832		09/30/16	194,219

					3,080,778

	Russia(c) – 0.1%
	Novolipetsk Steel OJSC (BBB-/Baa3)
	1,520,000	4.950		09/26/19	1,506,541

	Singapore(e) – 0.1%
	Berau Capital Resources Pte, Ltd. (BB-/B1)
	1,340,000	12.500		07/08/15	1,420,400

	South Africa – 0.8%
	Peermont Proprietary Global Ltd. (B-/B3)(e)
EUR	5,700,000	7.750		04/30/14	7,019,853
	Transnet SOC Ltd. (BBB+/A3)(c)
	$4,440,000	4.000		07/26/22	4,484,400

					11,504,253

	Thailand(c)(e) – 0.2%
	Bangkok Bank PCL (BBB+/A3)
	1,820,000	3.875		09/27/22	1,818,704
	PTT Global Chemical PCL (BBB/Baa2)
	1,800,000	4.250		09/19/22	1,832,996

					3,651,700

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Turkey – 0.6%
	Export Credit Bank of Turkey (BB/Ba1)
	$2,150,000	5.375	%(c)	11/04/16	$2,305,875
	2,240,000	5.375		11/04/16	2,402,400
	600,000	5.875		04/24/19	660,000
	1,430,000	5.875	(c)	04/24/19	1,575,329
	Turkiye Halk Bankasi AS (NR/Baa2)(c)
	2,490,000	4.875		07/19/17	2,539,774

					9,483,378

	Ukraine – 0.1%
	Financing of Infrastructural Projects State Enterprise (NR/B2)
	1,260,000	8.375		11/03/17	1,170,761

	United Arab Emirates – 0.8%
	Dolphin Energy Ltd. (NR/A1)
	3,633,816	5.888	(e)	06/15/19	4,115,296
	2,210,000	5.500		12/15/21	2,555,865
	377,789	5.888	(c)(e)	06/15/19	427,846
	Dubai Holding Commercial Operations MTN Ltd. (NR/B2)
EUR	1,050,000	4.750		01/30/14	1,295,330
GBP	1,450,000	6.000		02/01/17	2,159,996
	National Bank of Abu Dhabi (A+/Aa3)
	$1,530,000	3.000		08/13/19	1,530,000

					12,084,333

	Venezuela(e) – 1.4%
	Petroleos de Venezuela SA (B+/NR)
	8,841,900	5.250		04/12/17	6,962,996
	4,020,000	8.500		11/02/17	3,628,050
	10,090,000	9.000		11/17/21	8,626,950
	3,720,000	5.375		04/12/27	2,306,400
	310,000	5.500		04/12/37	188,325

					21,712,721

	TOTAL CORPORATE OBLIGATIONS
	(Cost $386,245,051)				$403,526,722

	Structured Notes – 1.8%
	Brazil – 1.2%
	Notas do Tesouro Nacional (Issuer Credit Suisse Nassau) (NR/NR)
BRL	8,286,681	6.000%		08/19/40	$5,198,339
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
	21,152,843	6.000		08/15/40	13,269,444

					18,467,783

	Nigeria(c)(d) – 0.6%
	Nigeria Government International Bond (Issuer HSBC Corp.) (NR/NR)
NGN	1,491,000,000	0.000		08/12/13	8,466,607

	TOTAL STRUCTURED NOTES
	(Cost $25,693,680)				$26,934,390

Principal Amount		Interest Rate		Maturity Date	Value

	U.S. Treasury Obligation(g) – 1.2%
	United States – 1.2%
	United States Treasury Note (NR/NR)
	$19,100,000	0.125%		12/31/13	$19,079,944
	(Cost $19,069,990)

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $1,342,695,687)				$1,440,572,742

	Short-term Investments – 6.2%
	Certificates of Deposit – 0.3%
	Banco del Estado de Chile (NR/NR)
	$4,700,000	0.280%		10/19/12	$4,700,000

	Repurchase Agreement(h) – 5.9%
	Joint Repurchase Agreement Account II
	91,600,000	0.245		10/01/12	91,600,000

	TOTAL SHORT-TERM INVESTMENTS – 6.2%
	(Cost $96,300,000)				$96,300,000

	TOTAL INVESTMENTS – 99.7%
	(Cost $1,438,995,687)				$1,536,872,742

	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%				4,789,956

	NET ASSETS – 100.0%				$1,541,662,698

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.
(b)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2012.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $266,136,281, which represents approximately 17.3% of net assets as of September 30, 2012.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Security is currently in default and/or non-income producing.
(g)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(h)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on page 95.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Security ratings disclosed, if any, are obtained from by Standard & Poor’s/Moody’s Investor Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
BRL	—Brazilian Real
CNY	—Chinese Yuan
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PHP	—Philippine Peso
RUB	—Russian Ruble
TRY	—Turkish Lira
ZAR	—South African Rand

Investment Abbreviations:
MTN	—Medium Term Note
NR	—Not Rated

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	JPY/USD	12/19/12	$1,917,052	$19,052
	MYR/USD	10/30/12	7,365,709	35,770
	USD/ZAR	12/19/12	7,140,554	49,925
Citibank NA	RUB/USD	10/22/12	1,915,862	2,862
	USD/JPY	12/19/12	7,213,132	37,711
	USD/RUB	10/11/12	10,985,361	259,639
Credit Suisse International (London)	MXN/USD	12/19/12	7,531,592	77,592
	RUB/USD	10/09/12	3,826,845	120,845
	USD/TRY	12/19/12	3,787,920	7,080
Deutsche Bank AG (London)	INR/USD	10/04/12	4,263,615	225,059
	INR/USD	10/10/12	11,170,717	635,432
	INR/USD	10/18/12	11,517,641	127,974
	MYR/USD	10/19/12	5,274,097	3,622
	MYR/USD	10/30/12	4,406,580	2,156
	USD/EUR	12/19/12	44,209,274	204,457
	USD/MXN	12/19/12	1,905,025	7,975
	USD/TRY	09/27/13	14,565,582	100,105
HSBC Bank PLC	CNY/USD	02/04/13	6,999,088	31,088
	INR/USD	10/18/12	7,525,386	155,048
	MXN/JPY	12/19/12	1,414,460	7,088
	RUB/USD	10/11/12	20,626,630	722,513
	USD/MXN	12/19/12	1,912,572	428
JPMorgan Securities, Inc.	ILS/USD	12/19/12	1,702,982	44,914
	TRY/USD	12/19/12	6,712,051	14,555
	USD/BRL	10/11/12	906,612	14
	USD/EUR	12/19/12	3,666,889	82,176
Morgan Stanley & Co.	USD/EUR	12/19/12	1,893,252	13,665
Royal Bank of Scotland PLC	INR/USD	10/10/12	15,665,133	811,629
	INR/USD	10/18/12	11,756,380	394,380
	INR/USD	11/06/12	4,234,830	26,879
	USD/TRY	12/19/12	2,741,899	13,101
State Street Bank	MXN/USD	12/19/12	6,141,840	96,096
UBS AG (London)	BRL/USD	10/05/12	1,873,570	24,570
	BRL/USD	10/19/12	3,801,742	6,742
	RUB/USD	10/11/12	11,460,326	215,326
	RUB/USD	10/22/12	3,799,163	4,163
	USD/MXN	12/19/12	3,837,427	11,573
TOTAL				$4,593,204

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America NA	COP/USD	10/17/12	$2,844,711	$(5,088)
Citibank NA	EUR/USD	12/19/12	7,444,389	(153,576)
	PHP/USD	10/15/12	3,787,296	(704)
	USD/BRL	10/11/12	18,682,799	(249,361)
	USD/INR	10/18/12	1,930,159	(17,159)
	USD/JPY	12/19/12	6,131,808	(68,208)
	USD/RUB	10/09/12	1,952,582	(36,716)
Credit Suisse International (London)	RUB/USD	10/17/12	12,553,094	(137,376)
	USD/TRY	12/19/12	7,653,263	(23,262)
Deutsche Bank AG (London)	ILS/USD	12/19/12	7,485,847	(11,153)
	MYR/USD	10/19/12	7,541,569	(32,431)
	PHP/USD	10/15/12	1,896,633	(5,367)
	USD/INR	10/18/12	7,750,040	(181,040)
HSBC Bank PLC	PHP/USD	10/17/12	7,499,275	(74,725)
	USD/MXN	12/19/12	7,784,792	(29,711)
JPMorgan Securities, Inc.	BRL/USD	10/19/12	1,858,542	(2,855)
	MXN/USD	12/19/12	13,277,053	(80,797)
	TRY/USD	12/19/12	18,909,000	(27,000)
	USD/CNY	02/04/13	3,291,832	(19,751)
	USD/EUR	10/12/12	32,809,869	(768,259)
Royal Bank of Canada	BRL/USD	10/17/12	7,566,674	(9,326)
	ZAR/USD	12/19/12	3,783,257	(65,743)
Royal Bank of Scotland PLC	USD/INR	10/04/12	4,263,615	(39,078)
	USD/INR	10/18/12	3,585,507	(93,507)
State Street Bank	MXN/USD	12/19/12	16,975,872	(78,128)
UBS AG (London)	ZAR/USD	12/19/12	3,357,298	(28,096)
TOTAL				$(2,238,417)

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	225	September 2014	$55,977,188	$89,435
Eurodollars	(225)	September 2015	(55,816,875)	(141,991)
Ultra Long U.S. Treasury Bonds	(314)	December 2012	(51,878,688)	(224,803)
2 Year U.S. Treasury Notes	188	December 2012	41,459,875	19,620
5 Year U.S. Treasury Notes	941	December 2012	117,279,477	382,393
10 Year U.S. Treasury Notes	752	December 2012	100,380,250	537,451
30 Year U.S. Treasury Bonds	553	December 2012	82,604,375	(381,773)
TOTAL				$280,332

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty		Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	BRL	11,950	01/02/14	7.750%	1 month Brazilian Interbank Deposit Average	$3,673
		70,000	01/02/14	7.775	1 month Brazilian Interbank Deposit Average	32,774
		70,000	01/02/14	7.760	1 month Brazilian Interbank Deposit Average	32,783
Barclays Bank PLC		5,110	01/02/14	7.780	1 month Brazilian Interbank Deposit Average	2,323
Deutsche Bank Securities, Inc.		3,380	01/02/14	7.770	1 month Brazilian Interbank Deposit Average	1,363
		34,680	01/02/14	7.740	1 month Brazilian Interbank Deposit Average	8,874
		68,180	01/02/14	7.765	1 month Brazilian Interbank Deposit Average	31,928
TOTAL						$113,718

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) of the swap contracts is equal to their market value.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 91.2%
Aerospace – 0.4%
Spirit AeroSystems, Inc. (BB-/Ba3)
$3,000,000	7.500%	10/01/17	$3,232,500
4,900,000	6.750	12/15/20	5,341,000
TransDigm, Inc. (B-/B3)
12,000,000	7.750	12/15/18	13,275,000

			21,848,500

Airlines(a) – 0.4%
Air Canada (B+/B2)
20,500,000	9.250	08/01/15	21,294,375
Delta Air Lines, Inc. (BB-/Ba2)
5,654,000	9.500	09/15/14	5,936,700

			27,231,075

Automotive – 1.4%
Ford Motor Credit Co. LLC (BB+/Baa3)
19,750,000	7.000	04/15/15	22,112,383
8,000,000	12.000	05/15/15	9,934,969
20,000,000	8.000	12/15/16	24,100,002
1,400,000	4.250	02/03/17	1,482,909
8,700,000	6.625	08/15/17	10,088,359
General Motors Financial Co., Inc. (BB-/Ba3)
5,400,000	4.750 (a)	08/15/17	5,562,000
8,250,000	6.750	06/01/18	9,178,125
General Motors Liquidation Co. (NR/NR)(b)
7,125,000	7.125	07/15/13	—
2,000,000	7.700	04/15/16	—
1,000,000	8.800	03/01/49	—
14,500,000	8.375	07/15/49	—

			82,458,747

Automotive Parts – 2.2%
Accuride Corp. (B/B2)
16,350,000	9.500	08/01/18	16,758,750
Allison Transmission, Inc. (B-/B3)(a)
11,750,000	7.125	05/15/19	12,631,250
American Axle & Manufacturing Holdings, Inc. (B/B2)
100,000	7.875	03/01/17	104,000
American Axle & Manufacturing Holdings, Inc. (BB/Ba1)(a)
9,000,000	9.250	01/15/17	10,012,500
American Axle & Manufacturing, Inc. (B/B2)
7,500,000	7.750	11/15/19	8,231,250
6,250,000	6.625	10/15/22	6,328,125
American Tire Distributors Holdings, Inc. (B-/B2)
8,625,000	9.750	06/01/17	9,185,625
ArvinMeritor, Inc. (B-/B3)
4,550,000	10.625	03/15/18	4,823,000
Mark IV USA Lux SCA/Mark IV USA SCA (BB-/Ba3)
EUR4,500,000	8.875	12/15/17	6,129,687
Meritor, Inc. (B-/B3)
$940,000	8.125	09/15/15	989,350
Meritor, Inc. (B-/NR)(c)(d)
6,250,000	4.625	03/01/16	5,587,500
2,150,000	4.000	02/15/19	1,578,573
Navistar International Corp. (CCC+/B2)
18,550,000	8.250	11/01/21	17,622,500

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Automotive Parts – (continued)
Navistar International Corp. (CCC+/NR)
$4,800,000	3.000%	10/15/14	$4,262,880
Schaeffler Finance BV (B+/Ba3)(a)
6,200,000	7.750	02/15/17	6,727,000
Tenneco, Inc. (BB-/B1)
5,400,000	7.750	08/15/18	5,886,000
5,500,000	6.875	12/15/20	6,022,500
The Goodyear Tire & Rubber Co. (B+/B1)
5,450,000	8.750	08/15/20	6,199,375
Tomkins LLC/Tomkins, Inc. (BB-/B1)
3,786,000	9.000	10/01/18	4,202,460

			133,282,325

Banks – 1.0%
Bank of America Corp. (BB+/B1)(e)
8,050,000	8.000	01/30/49	8,694,000
BNP Paribas (BBB+/Ba2)(a)(e)
13,700,000	5.186	06/29/49	12,604,000
Merrill Lynch & Co., Inc. (BBB+/Baa3)
14,900,000	6.110	01/29/37	15,792,123
18,500,000	7.750	05/14/38	23,099,567

			60,189,690

Building Materials – 0.6%
Headwaters, Inc. (B+/B2)
8,100,000	7.625	04/01/19	8,302,500
Isabelle Acquisition Sub, Inc. (B-/Caa1)(a)(f)
8,545,000	10.000	11/15/18	9,249,962
PLY Gem Industries, Inc. (B-/Caa1)
11,500,000	8.250	02/15/18	11,960,000
PLY Gem Industries, Inc. (CCC/Caa3)(a)
1,500,000	9.375	04/15/17	1,522,500
USG Corp. (BB-/B2)(a)
5,250,000	9.750	08/01/14	5,676,563

			36,711,525

Capital Goods – 0.6%
Dynacast International LLC/Dynacast Finance, Inc. (B/B2)
11,335,000	9.250	07/15/19	11,958,425
Mueller Water Products, Inc. (CCC+/Caa2)
5,700,000	7.375	06/01/17	5,842,500
RBS Global, Inc./Rexnord LLC (B/B3)
16,250,000	8.500	05/01/18	17,834,375
Thermon Industries, Inc. (BB-/B1)
3,010,000	9.500	05/01/17	3,348,625

			38,983,925

Chemicals – 2.2%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/B3)
15,000,000	8.875	02/01/18	15,412,500
Huntsman International LLC (B+/B2)
3,000,000	8.625	03/15/20	3,405,000
19,750,000	8.625	03/15/21	22,613,750
Kraton Polymers LLC/Kraton Polymers Capital Corp. (B+/B1)
13,350,000	6.750	03/01/19	13,717,125

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
LyondellBasell Industries NV (BB+/Ba2)
$10,800,000	5.000%		04/15/19	$11,502,000
MacDermid, Inc. (CCC+/Caa1)(a)
7,750,000	9.500		04/15/17	8,098,750
Omnova Solutions, Inc. (B-/B2)
14,775,000	7.875		11/01/18	15,033,563
OXEA Finance/Cy SCA (B+/B2)(a)
4,180,000	9.500		07/15/17	4,577,100
Polymer Group, Inc. (B/B1)
14,987,000	7.750		02/01/19	15,998,622
Polypore International, Inc. (B+/B3)
10,130,000	7.500		11/15/17	10,864,425
Rockwood Specialties Group, Inc. (BB/Ba2)
9,500,000	4.625		10/15/20	9,630,625

				130,853,460

Conglomerates – 0.4%
Park-Ohio Industries, Inc. (CCC+/B3)
15,032,000	8.125		04/01/21	15,558,120
TriMas Corp. (B/B1)
7,200,000	9.750		12/15/17	8,280,000

				23,838,120

Construction Machinery – 0.8%
Case New Holland, Inc. (BB+/Ba2)
465,000	7.750		09/01/13	487,669
10,850,000	7.875		12/01/17	12,694,500
CNH America LLC (BB+/Ba2)
953,000	7.250		01/15/16	1,074,507
Dematic SA (B/B2)(a)
11,500,000	8.750		05/01/16	12,276,935
Mcron Finance Sub LLC (B+/B1)(a)
5,700,000	8.375		05/15/19	5,871,000
The Manitowoc Co., Inc. (B+/B3)
5,200,000	9.500		02/15/18	5,798,000
9,200,000	8.500		11/01/20	10,258,000

				48,460,611

Consumer Products – Household & Leisure – 2.0%
Affinion Group, Inc. (CCC+/Caa1)
19,550,000	7.875		12/15/18	15,982,125
Armored Autogroup, Inc. (CCC/Caa1)
8,800,000	9.250		11/01/18	7,898,000
Easton-Bell Sports, Inc. (B-/B2)
10,500,000	9.750		12/01/16	11,340,000
Elizabeth Arden, Inc. (BB-/B1)
5,000,000	7.375		03/15/21	5,587,500
Jarden Corp. (B/B2)
19,100,000	7.500		05/01/17	21,869,500
1,271,000	7.500		01/15/20	1,410,810
Jarden Corp. (BB-/Ba3)
2,375,000	8.000		05/01/16	2,541,250
Serta Simmons Holdings LLC (CCC+/Caa1)(a)
15,150,000	8.125		10/01/20	15,036,375
Spectrum Brands Holdings, Inc. (B-/B3)(a)
2,050,000	6.750		03/15/20	2,121,750

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Products – Household & Leisure – (continued)
Spectrum Brands, Inc. (B/B1)
$5,600,000	9.500	%(a)	06/15/18	$6,286,000
15,000,000	9.500		06/15/18	16,912,500
Visant Corp. (B-/Caa1)
11,650,000	10.000		10/01/17	11,620,875

				118,606,685

Consumer Products – Industrial(a) – 0.8%
ADS Waste Holdings, Inc. (NR/Caa1)
9,750,000	8.250		10/01/20	9,871,875
HD Supply, Inc. (B+/B2)
18,000,000	8.125		04/15/19	19,620,000
HD Supply, Inc. (CCC+/Caa1)
15,300,000	11.000		04/15/20	16,906,500

				46,398,375

Consumer Products – Non Durable – 0.8%
Constellation Brands, Inc. (BB+/Ba1)
4,500,000	8.375		12/15/14	5,062,500
9,443,000	7.250		05/15/17	10,977,487
2,750,000	4.625		03/01/23	2,791,250
Prestige Brands, Inc. (B-/B3)
2,700,000	8.125		02/01/20	3,010,500
Prestige Brands, Inc. (BB-/Ba3)
6,000,000	8.250		04/01/18	6,615,000
Sally Holdings LLC (BB+/Ba3)
7,150,000	6.875		11/15/19	7,936,500
11,300,000	5.750		06/01/22	11,949,750

				48,342,987

Defense – 0.3%
ADS Tactical, Inc. (B/B3)(a)
10,006,000	11.000		04/01/18	9,955,970
Huntington Ingalls Industries, Inc. (B+/Ba3)
4,000,000	6.875		03/15/18	4,335,000
L-3 Communications Corp. (BB+/Ba1)
3,566,000	6.375		10/15/15	3,610,575

				17,901,545

Emerging Markets – 0.6%
Digicel Group Ltd. (NR/Caa1)(a)
5,500,000	10.500		04/15/18	6,063,750
13,900,000	8.250		09/30/20	14,595,000
Digicel Ltd. (NR/B1)(a)
400,000	8.250		09/01/17	430,000
7,800,000	7.000		02/15/20	8,004,750
Fosun International Ltd. (BB+/B1)
4,500,000	7.500		05/12/16	4,387,500

				33,481,000

Energy – Coal – 1.0%
Arch Coal, Inc. (B-/B3)
20,550,000	7.000		06/15/19	17,313,375
Peabody Energy Corp. (B+/Ba3)
7,250,000	4.750		12/15/41	6,143,164

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – Coal – (continued)
Peabody Energy Corp. (BB+/Ba1)
$2,500,000	7.375%		11/01/16	$2,825,000
14,600,000	6.000	(a)	11/15/18	14,709,500
8,750,000	6.250	(a)	11/15/21	8,728,125
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. (B/B2)
7,050,000	8.250		04/15/18	7,279,125
SunCoke Energy, Inc. (B+/B1)
4,700,000	7.625		08/01/19	4,770,500

				61,768,789

Energy – Exploration & Production – 7.9%
Berry Petroleum Co. (B+/B1)
12,550,000	6.375		09/15/22	13,146,125
Chaparral Energy, Inc. (B-/B3)
10,300,000	9.875		10/01/20	11,587,500
6,400,000	8.250		09/01/21	6,912,000
6,250,000	7.625	(a)	11/15/22	6,718,750
Chesapeake Energy Corp. (BB-/Ba3)(c)
18,550,000	2.500		12/15/18	16,687,580
850,000	2.250		12/15/18	684,459
Concho Resources, Inc. (BB+/B1)
760,000	7.000		01/15/21	847,400
4,650,000	6.500		01/15/22	5,115,000
8,850,000	5.500		04/01/23	9,248,250
Continental Resources, Inc. (BB+/Ba2)
4,103,000	7.375		10/01/20	4,595,360
6,550,000	5.000		09/15/22	6,828,375
5,800,000	5.000	(a)	09/15/22	6,032,000
Copano Energy LLC/ Copano Energy Finance Corp. (B/B1)
6,000,000	7.125		04/01/21	6,285,000
Denbury Resources, Inc. (BB/B1)
4,150,000	9.750		03/01/16	4,461,250
5,000,000	8.250		02/15/20	5,625,000
3,500,000	6.375		08/15/21	3,797,500
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. (B/B3)
11,195,000	8.375		06/01/19	11,027,075
Encore Acquisition Co. (BB/B1)
3,750,000	9.500		05/01/16	4,031,250
Gulfmark Offshore, Inc. (BB-/B1)(a)
2,200,000	6.375		03/15/22	2,277,000
Key Energy Services, Inc. (BB-/B1)
2,000,000	6.750		03/01/21	2,030,000
Kodiak Oil & Gas Corp. (CCC+/Caa1)(a)
14,550,000	8.125		12/01/19	15,423,000
Laredo Petroleum, Inc. (B-/B3)
15,850,000	9.500		02/15/19	17,950,125
Linn Energy LLC/Linn Energy Finance Corp. (B/B2)
8,000,000	6.500	(a)	05/15/19	7,980,000
10,000,000	6.250	(a)	11/01/19	9,925,000
5,600,000	7.750		02/01/21	5,922,000
MEG Energy Corp. (BB/B1)(a)
15,600,000	6.500		03/15/21	16,692,000
21,900,000	6.375		01/30/23	23,378,250

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Newfield Exploration Co. (BB+/Ba2)
$3,800,000	7.125%		05/15/18	$4,028,000
8,250,000	6.875		02/01/20	8,992,500
Newfield Exploration Co. (BBB-/Ba1)
5,400,000	5.750		01/30/22	6,007,500
10,200,000	5.625		07/01/24	11,322,000
NFR Energy LLC/NFR Energy Finance Corp. (B-/Caa1)(a)
6,250,000	9.750		02/15/17	5,593,750
Petroleos de Venezuela SA (B+/NR)
5,000,000	5.250		04/12/17	3,937,500
12,000,000	8.500		11/02/17	10,830,000
Plains Exploration & Production Co. (BB-/B1)
12,100,000	6.125		06/15/19	12,221,000
8,000,000	8.625		10/15/19	8,900,000
7,250,000	7.625		04/01/20	7,739,375
20,750,000	6.625		05/01/21	21,061,250
27,400,000	6.750		02/01/22	27,674,000
Precision Drilling Corp. (BB/Ba1)
1,650,000	6.500		12/15/21	1,757,250
QEP Resources, Inc. (BB+/Ba1)
11,700,000	5.250		05/01/23	11,934,000
Quicksilver Resources, Inc. (CCC+/B3)
10,000,000	11.750		01/01/16	10,100,000
Range Resources Corp. (BB/Ba3)
1,700,000	8.000		05/15/19	1,878,500
1,000,000	6.750		08/01/20	1,100,000
2,950,000	5.000		08/15/22	3,097,500
Resolute Energy Corp. (B-/B3)(a)
9,500,000	8.500		05/01/20	9,737,500
Samson Investment Co. (B-/B3)(a)
13,100,000	9.750		02/15/20	13,460,250
SandRidge Energy, Inc. (B/B2)
2,650,000	9.875		05/15/16	2,888,500
6,925,000	8.000	(a)	06/01/18	7,271,250
3,250,000	8.750		01/15/20	3,510,000
6,875,000	7.500		03/15/21	7,081,250
2,252,000	7.500	(a)	03/15/21	2,313,930
12,250,000	8.125	(a)	10/15/22	13,046,250
5,100,000	7.500	(a)	02/15/23	5,253,000
SM Energy Co. (BB/B1)
6,050,000	6.500		11/15/21	6,367,625
Stone Energy Corp. (B/B3)
11,575,000	8.625		02/01/17	12,356,313
Whiting Petroleum Corp. (BB+/Ba3)
5,000,000	7.000		02/01/14	5,337,500
1,015,000	6.500		10/01/18	1,096,200

				473,100,942

Energy – Services – 1.5%
Atwood Oceanics, Inc. (BB/Ba3)
6,750,000	6.500		02/01/20	7,222,500
Basic Energy Services, Inc. (B+/B2)
12,450,000	7.750		02/15/19	12,761,250
Bristow Group, Inc. (BB/Ba3)
2,550,000	7.500		09/15/17	2,652,000
4,450,000	6.250		10/15/22	4,555,687

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Energy – Services – (continued)
	Hiland Partners LP/Hiland Partners Finance Corp. (B-/B3)(a)
	$3,300,000	7.250%		10/01/20	$3,456,750
	Key Energy Services, Inc. (BB-/B1)(a)
	8,400,000	6.750		03/01/21	8,526,000
	OGX Austria GMBH (B/B1)(a)
	8,800,000	8.375		04/01/22	7,593,538
	OGX Petroleo e Gas Participacoes SA (B/B1)(a)
	7,600,000	8.500		06/01/18	6,809,959
	Pioneer Drilling Co. (B+/B2)
	8,000,000	9.875		03/15/18	8,680,000
	SESI LLC (BBB-/Ba3)
	2,550,000	6.875		06/01/14	2,553,187
	6,200,000	7.125		12/15/21	6,835,500
	Trinidad Drilling Ltd. (BB-/B1)(a)
	17,053,000	7.875		01/15/19	18,423,635

					90,070,006

	Entertainment & Leisure – 0.8%
	AMC Entertainment, Inc. (CCC+/Caa1)
	3,800,000	9.750		12/01/20	4,275,000
	Carmike Cinemas, Inc. (B/B2)
	7,650,000	7.375		05/15/19	8,185,500
	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. (B/B2)
	6,625,000	9.125		08/01/18	7,519,375
	Cinemark USA, Inc. (B/B3)
	3,850,000	7.375		06/15/21	4,283,125
	Cinemark USA, Inc. (B+/B2)
	1,075,000	8.625		06/15/19	1,193,250
	GWR Operating Partnership LLP (BB-/B3)
	8,167,000	10.875		04/01/17	9,371,632
	MU Finance PLC (NR/NR)(a)
	8,407,549	8.375		02/01/17	9,164,229
	Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. (B-/B2)(a)
	2,225,000	8.875		04/15/17	2,347,375

					46,339,486

	Environmental – 0.3%
	Casella Waste Systems, Inc. (CCC+/Caa2)
	7,500,000	7.750		02/15/19	7,387,500
	Casella Waste Systems, Inc. (NR/Caa1)(a)
	8,000,000	7.750		02/15/19	7,840,000

					15,227,500

	Finance – 6.3%
	ACE Cash Express, Inc. (B/B3)(a)
	10,050,000	11.000		02/01/19	9,472,125
	Ally Financial, Inc. (B+/B1)
	14,900,000	6.750		12/01/14	15,943,000
	8,000,000	4.625		06/26/15	8,200,000
	34,080,000	6.250		12/01/17	36,806,400
	10,050,000	8.000		03/15/20	11,733,375
	5,750,000	8.000		11/01/31	6,713,125
	American General Finance Corp. (CCC/Caa1)
	12,164,000	6.900		12/15/17	10,339,400

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Finance – (continued)
	CIT Group, Inc. (BB-/B1)
	$12,900,000	5.250	%(a)	04/01/14	$13,416,000
	14,000,000	4.750	(a)	02/15/15	14,560,000
	13,200,000	5.000		05/15/17	14,157,000
	9,400,000	4.250		08/15/17	9,776,000
	9,950,000	5.250		03/15/18	10,671,375
	30,700,000	5.500	(a)	02/15/19	33,463,000
	8,600,000	5.000		08/15/22	8,965,500
	GMAC International Finance BV (B+/B1)
EUR	7,200,000	7.500		04/21/15	9,970,341
	International Lease Finance Corp. (BBB-/Ba2)(a)
	$1,000,000	6.750		09/01/16	1,117,500
	4,900,000	7.125		09/01/18	5,684,000
	International Lease Finance Corp. (BBB-/Ba3)
	4,535,000	6.625		11/15/13	4,716,400
	1,000,000	5.650		06/01/14	1,045,000
	3,750,000	4.875		04/01/15	3,881,250
	12,125,000	8.625		09/15/15	13,761,875
	20,950,000	5.750		05/15/16	22,207,000
	5,000,000	8.750		03/15/17	5,850,000
	National Money Mart Co. (B+/B2)
	8,800,000	10.375		12/15/16	9,812,000
	Nationstar Mortgage LLC (NR/B2)(a)
	3,050,000	7.875		10/01/20	3,111,000
	Nuveen Investments, Inc. (CCC/Caa2)(a)
	19,250,000	9.500		10/15/20	19,105,625
	Oppenheimer Holdings, Inc. (B+/B2)
	4,500,000	8.750		04/15/18	4,612,500
	Provident Funding Associates (B/B2)(a)
	7,075,000	10.125		02/15/19	7,304,938
	Provident Funding Associates (BB/Ba3)(a)
	2,750,000	10.250		04/15/17	2,956,250
	RBS Capital Trust I (BB/B3)(e)
	6,375,000	4.709		12/29/49	3,888,750
	RBS Capital Trust III (BB/B3)(e)
	22,750,000	5.512		09/29/49	14,105,000
	Regions Bank (BBB-/Ba3)
	7,000,000	7.500		05/15/18	8,225,000
	Royal Bank of Scotland Group PLC (BB/Ba3)(a)(e)
	8,415,000	6.990		10/29/49	7,531,425
	Royal Bank of Scotland PLC (BBB-/NR)(e)
	8,850,000	9.500		03/16/22	9,894,300
	Speedy Cash, Inc. (B/B3)(a)
	11,000,000	10.750		05/15/18	11,632,500
	Synovus Financial Corp. (B/B2)
	4,650,000	7.875		02/15/19	5,301,000

					379,929,954

	Finance Insurance – 0.8%
	AXA SA (BBB/Baa1)(a)(e)
	14,300,000	6.463		12/14/49	13,156,000
	HUB International Holdings, Inc. (CCC+/Caa1)(a)
	4,500,000	9.000		12/15/14	4,702,500
	Hub International Ltd. (CCC+/Caa2)(a)
	4,850,000	8.125		10/15/18	4,947,000

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Finance Insurance – (continued)
	Liberty Mutual Group, Inc. (BB/Baa3)(a)
	$14,625,000	7.800%		03/15/37	$15,868,125
	Towergate Finance PLC (NR/Ba3)
GBP	6,250,000	8.500		02/15/18	9,991,571

					48,665,196

	Food – 0.9%
	Bumble Bee Acquisition Corp. (B/B2)(a)
	$6,082,000	9.000		12/15/17	6,325,280
	Bumble Bee Holdco SCA (CCC+/Caa1)(a)(f)
	10,375,000	9.625		03/15/18	9,882,187
	Del Monte Corp. (CCC+/B3)
	13,000,000	7.625		02/15/19	13,325,000
	Pilgrim’s Pride Corp. (B-/Caa1)
	9,850,000	7.875		12/15/18	9,431,375
	Pinnacle Foods Finance LLC (CCC+/Caa1)
	7,561,000	9.250		04/01/15	7,731,123
	Post Holdings, Inc. (B+/B1)(a)
	5,600,000	7.375		02/15/22	5,936,000

					52,630,965

	Gaming – 6.1%
	Boyd Acquisition Sub LLC (CCC+/Caa1)(a)
	2,650,000	8.375		02/15/18	2,736,125
	Caesars Entertainment Operating Co., Inc. (B/B2)
	14,700,000	11.250		06/01/17	15,765,750
	Caesars Entertainment Operating Co., Inc. (CCC/Caa2)
	7,050,000	12.750		04/15/18	5,181,750
	Caesars Entertainment Operating Co., Inc. (CCC/Caa3)
	2,564,000	5.625		06/01/15	2,076,840
	6,850,000	10.750		02/01/16	5,445,750
	Caesars Entertainment Operating Co., Inc. (CCC/NR)
	14,750,000	10.000		12/15/15	12,832,500
	24,950,000	10.000		12/15/18	16,342,250
	CCM Merger, Inc. (CCC+/Caa2)(a)
	12,150,000	9.125		05/01/19	12,241,125
	Chester Downs & Marina LLC (B+/B3)(a)
	6,650,000	9.250		02/01/20	6,683,250
	Chukchansi Economic Development Authority (NR/Caa2)(a)
	5,078,000	9.750		05/30/20	3,554,600
	CityCenter Holdings LLC/CityCenter Finance Corp. (CCC/Caa2)(f)
	24,450,000	10.750		01/15/17	26,039,250
	Downstream Development Authority of the Quapaw Tribe of Oklahoma (B/B3)(a)
	7,000,000	10.500		07/01/19	7,525,000
	Gala Group Finance PLC (B+/B3)
GBP	4,300,000	8.875		09/01/18	6,631,173
	Gateway Casinos & Entertainment Ltd. (BB-/Caa1)(a)
CAD	6,375,000	8.875		11/15/17	6,826,976
	Graton Economic Development Authority (B/B3)(a)
	$8,974,000	9.625		09/01/19	9,377,830
	Marina District Finance Co., Inc. (B+/B2)
	7,525,000	9.500		10/15/15	7,581,438
	8,650,000	9.875		08/15/18	8,671,625

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Gaming – (continued)
	MCE Finance Ltd. (BB-/B1)
	$10,875,000	10.250%		05/15/18	$12,315,937
	MGM Resorts International (B+/Ba2)
	11,500,000	13.000		11/15/13	12,966,250
	4,750,000	11.125		11/15/17	5,236,875
	2,500,000	9.000		03/15/20	2,787,500
	MGM Resorts International (B-/B3)
	5,500,000	4.250		04/15/15	5,715,875
	24,950,000	6.625		07/15/15	26,696,500
	20,000,000	6.875		04/01/16	20,950,000
	3,600,000	7.500		06/01/16	3,852,000
	10,000,000	10.000		11/01/16	11,425,000
	7,800,000	7.625		01/15/17	8,268,000
	7,650,000	11.375		03/01/18	9,007,875
	5,400,000	6.750	(a)	10/01/20	5,373,000
	3,100,000	7.750		03/15/22	3,231,750
	Mohegan Tribal Gaming Authority (CCC/NR)(a)
	16,000,000	10.500		12/15/16	14,480,000
	1,555,000	11.000		09/15/18	1,072,950
	Peermont Proprietary Global Ltd. (B-/B3)
EUR	10,050,000	7.750		04/30/14	12,377,109
	Peninsula Gaming LLC (B/Caa1)
	$10,000,000	10.750		08/15/17	11,275,000
	Pinnacle Entertainment, Inc. (B/B3)
	7,375,000	8.750		05/15/20	8,130,938
	4,400,000	7.750		04/01/22	4,785,000
	Pinnacle Entertainment, Inc. (BB-/B1)
	8,768,000	8.625		08/01/17	9,535,200
	Shingle Springs Tribal Gaming Authority (CCC/Caa2)(a)
	7,650,000	9.375		06/15/15	6,311,250
	Snoqualmie Entertainment Authority (B/B3)(a)
	4,050,000	4.476	(e)	02/01/14	4,029,750
	9,988,000	9.125		02/01/15	10,137,820

					365,474,811

	Health Care – Medical Products – 1.0%
	Catalent Pharma Solutions, Inc. (B/Caa1)
	1,249,943	9.500		04/15/15	1,284,316
	9,300,000	7.875	(a)	10/15/18	9,439,500
	ConvaTec Healthcare E SA (B/Caa1)(a)
	4,007,000	10.500		12/15/18	4,277,473
	ConvaTec Healthcare E SA (B+/Ba3)
EUR	750,000	7.375		12/15/17	1,038,018
	DJO Finance LLC/DJO Finance Corp. (CCC+/Caa1)
	$4,250,000	7.750		04/15/18	3,931,250
	15,000,000	9.875	(a)	04/15/18	14,850,000
	Fresenius Medical Care US Finance, Inc. (BB+/Ba2)
	6,625,000	6.875		07/15/17	7,646,007
	1,000,000	6.500	(a)	09/15/18	1,125,000
	8,200,000	5.750	(a)	02/15/21	8,733,000
	PSS World Medical, Inc. (BB-/Ba3)
	5,450,000	6.375		03/01/22	5,831,500

					58,156,064

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Health Care – Pharmaceuticals – 1.0%
	Capsugel FinanceCo. SCA (B/Caa1)
EUR	6,600,000	9.875%		08/01/19	$9,562,698
	Endo Pharmaceuticals Holdings, Inc. (BB-/Ba3)
	$10,600,000	7.250		01/15/22	11,448,000
	Valeant Pharmaceuticals International (BB-/B1)(a)
	8,000,000	6.500		07/15/16	8,390,000
	15,742,000	6.875		12/01/18	16,568,455
	50,000	7.250		07/15/22	52,687
	Valeant Pharmaceuticals International (NR/B1)(a)
	14,900,000	6.375		10/15/20	15,198,000

					61,219,840

	Health Care – Services – 7.0%
	American Renal Associates Holdings Inc. (CCC+/Caa2)(f)
	20,866,814	9.750		03/01/16	22,040,572
	American Renal Holdings Co., Inc. (B/B2)
	15,726,000	8.375		05/15/18	16,630,245
	CDRT Holding Corp. (B-/Caa1)(a)(f)
	15,200,000	9.250		10/01/17	14,668,000
	Community Health Systems, Inc. (B/B3)
	12,750,000	8.000		11/15/19	13,961,250
	13,000,000	7.125		07/15/20	13,845,000
	Community Health Systems, Inc. (BB/Ba3)
	32,200,000	5.125		08/15/18	33,407,500
	DaVita, Inc. (B/B2)
	12,200,000	6.375		11/01/18	12,993,000
	13,300,000	5.750		08/15/22	13,832,000
	Emergency Medical Services Corp. (B-/B3)
	8,650,000	8.125		06/01/19	9,190,625
	HCA, Inc. (B-/B3)
	1,000,000	6.375		01/15/15	1,075,000
	41,000,000	7.500		02/15/22	46,330,000
	HCA, Inc. (BB/B2)
	1,625,000	9.875		02/15/17	1,746,875
	HCA, Inc. (BB/Ba3)
	7,500,000	8.500		04/15/19	8,465,625
	41,500,000	6.500		02/15/20	46,065,000
	22,175,000	7.875		02/15/20	24,919,156
	21,250,000	7.250		09/15/20	23,800,000
	Health Management Associates, Inc. (B-/B3)
	17,100,000	7.375		01/15/20	17,263,066
	Health Management Associates, Inc. (BB-/NR)
	4,900,000	6.125		04/15/16	5,353,250
	HEALTHSOUTH Corp. (BB-/B1)
	4,800,000	7.250		10/01/18	5,220,000
	6,000,000	8.125		02/15/20	6,690,000
	6,450,000	7.750		09/15/22	7,062,750
	MPT Operating Partnership LP/MPT Finance Corp. (BB/Ba1)
	25,000,000	6.875		05/01/21	27,312,500
	12,500,000	6.375		02/15/22	13,281,250
	Radiation Therapy Services, Inc. (CCC+/Caa2)
	10,725,000	9.875		04/15/17	7,829,250
	Tenet Healthcare Corp. (B+/B1)
	15,000,000	6.250		11/01/18	16,500,000
	US Oncology, Inc. (NR/NR)
	32,250,000	0.000		08/15/17	483,750

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Health Care – Services – (continued)
	USPI Finance Corp. (CCC+/Caa1)(a)
	$9,400,000	9.000%		04/01/20	$10,199,000

					420,164,664

	Home Construction – 0.9%
	Beazer Homes USA, Inc. (B/B3)(a)
	7,100,000	6.625		04/15/18	7,508,250
	Beazer Homes USA, Inc. (CCC/Caa3)
	6,350,000	9.125		06/15/18	6,413,500
	Meritage Homes Corp. (B+/B1)
	5,001,000	7.150		04/15/20	5,388,577
	13,850,000	7.000		04/01/22	14,819,500
	PulteGroup, Inc. (BB-/B1)
	6,400,000	5.200		02/15/15	6,768,000
	Ryland Group Co. (BB-/B1)
	8,800,000	5.375		10/01/22	8,800,000
	Toll Brothers Finance Corp. (BB+/Ba1)
	5,000,000	5.875		02/15/22	5,575,000

					55,272,827

	Lodging – 0.8%
	Felcor Lodging LP (B-/B2)
	5,802,000	10.000		10/01/14	6,657,795
	10,000,000	6.750		06/01/19	10,725,000
	Host Hotels & Resorts LP (BB+/Ba1)
	3,000,000	6.750		06/01/16	3,082,500
	8,300,000	6.000		11/01/20	9,213,000
	9,000,000	6.000		10/01/21	10,237,500
	4,000,000	5.250	(a)	03/15/22	4,310,000
	6,700,000	4.750		03/01/23	6,968,000

					51,193,795

	Machinery – 0.3%
	Constellation Enterprises LLC (B/B2)(a)
	6,650,000	10.625		02/01/16	6,965,875
	Dresser-Rand Group, Inc. (B+/Ba3)
	11,500,000	6.500		05/01/21	12,075,000

					19,040,875

	Media – Broadcasting & Radio – 2.1%
	Bonten Media Acquisition Co. (CC/Caa3)(a)
	4,031,664	9.000		06/01/15	3,023,748
	Entercom Radio LLC (B-/Caa1)
	9,475,000	10.500		12/01/19	10,327,750
	Fox Acquisition Sub LLC (B-/Caa1)(a)
	8,350,000	13.375		07/15/16	8,924,062
	Gray Television, Inc. (CCC+/Caa2)
	13,729,000	10.500		06/29/15	14,861,642
	7,100,000	7.500	(a)	10/01/20	7,055,625
	LIN Television Corp. (CCC+/Caa1)
	14,200,000	8.375		04/15/18	15,052,000
	Local TV Finance LLC (CCC+/Caa2)(a)
	7,315,376	9.250		06/15/15	7,425,107
	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. (B/B3)
	4,000,000	8.875		04/15/17	4,340,000
	Salem Communications Corp. (B/B2)
	2,593,000	9.625		12/15/16	2,884,713

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Media – Broadcasting & Radio – (continued)
	Sinclair Television Group, Inc. (BB/Ba3)(a)
	$2,000,000	9.250%		11/01/17	$2,215,000
	Univision Communications, Inc. (B+/B2)(a)
	16,500,000	6.875		05/15/19	16,974,375
	1,100,000	7.875		11/01/20	1,177,000
	18,250,000	6.750		09/15/22	18,250,000
	Univision Communications, Inc. (CCC+/Caa2)(a)
	6,000,000	8.500		05/15/21	6,090,000
	XM Satellite Radio, Inc. (BB/B1)(a)
	6,000,000	7.625		11/01/18	6,630,000

					125,231,022

	Media – Cable – 3.7%
	Adelphia Communications Corp. (BB/B1)
	2,000,000	10.250		06/15/49	15,200
	Cablevision Systems Corp. (B+/B1)
	12,600,000	7.750		04/15/18	13,923,000
	CCO Holdings LLC/CCO Holdings Capital Corp. (B/B2)
	6,080,000	13.500		11/30/16	6,612,000
	CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
	1,000,000	7.250		10/30/17	1,090,000
	4,125,000	7.875		04/30/18	4,455,000
	15,000,000	7.000		01/15/19	16,293,750
	5,500,000	7.375		06/01/20	6,118,750
	15,000,000	6.500		04/30/21	16,087,500
	12,150,000	6.625		01/31/22	13,273,875
	CSC Holdings LLC (BB+/Ba3)
	1,561,000	7.875		02/15/18	1,787,345
	1,750,000	7.625		07/15/18	2,023,437
	5,100,000	8.625		02/15/19	6,043,500
	7,650,000	6.750	(a)	11/15/21	8,434,125
	DISH DBS Corp. (BB-/Ba2)
	6,650,000	7.750		05/31/15	7,481,250
	9,850,000	7.125		02/01/16	10,884,250
	800,000	7.875		09/01/19	928,000
	26,800,000	6.750		06/01/21	29,245,500
	6,550,000	5.875	(a)	07/15/22	6,697,375
	Harron Communications LP/Harron Finance Corp. (B-/Caa1)(a)
	7,480,000	9.125		04/01/20	8,078,400
	Unitymedia GmbH (B-/B3)
EUR	750,000	9.625		12/01/19	1,062,575
	Unitymedia Hessen GmbH (BB-/Ba3)(a)
	885,000	8.125		12/01/17	958,796
	UPC Holding BV (B-/B2)
EUR	20,100,000	8.375		08/15/20	27,889,584
	10,900,000	6.375	(a)	09/15/22	13,481,778
	Virgin Media Finance PLC (BB-/Ba2)
	$3,000,000	9.500		08/15/16	3,315,000
	11,000,000	8.375		10/15/19	12,485,000
	4,200,000	5.250		02/15/22	4,413,133
	Virgin Media Investment Holdings Ltd. (BBB-/Baa3)
	125,000	6.500		01/15/18	136,830

					223,214,953

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Media – Diversified – 0.5%
	Quebecor Media, Inc. (B+/B2)(a)
CAD	12,875,000	7.375%		01/15/21	$13,917,468
	Videotron Ltee (BB/Ba2)
	$5,625,000	9.125		04/15/18	6,089,062
	11,350,000	5.000		07/15/22	11,889,125

					31,895,655

	Metals – 1.9%
	AK Steel Corp. (B+/B2)
	10,850,000	7.625		05/15/20	9,520,875
	12,500,000	8.375		04/01/22	10,750,000
	Calcipar SA (BB/B1)
EUR	4,400,000	1.421	(e)	07/01/14	5,512,863
	$17,950,000	6.875	(a)	05/01/18	17,763,354
	FMG Resources (August 2006) Pty Ltd. (B+/B1)(a)
	19,900,000	6.375		02/01/16	19,253,250
	2,550,000	6.000		04/01/17	2,377,875
	Inmet Mining Corp. (B+/B1)(a)
	16,400,000	8.750		06/01/20	17,015,000
	Novelis, Inc. (B/B2)
	4,000,000	8.375		12/15/17	4,380,000
	5,900,000	8.750		12/15/20	6,534,250
	Steel Dynamics, Inc. (BB+/Ba2)(a)
	4,050,000	6.125		08/15/19	4,212,000
	3,350,000	6.375		08/15/22	3,450,500
	Thompson Creek Metals Co., Inc. (CCC/Caa2)
	14,110,000	7.375		06/01/18	11,429,100

					112,199,067

	Packaging – 3.6%
	ARD Finance SA (CCC+/Caa1)(a)(f)
	800,000	11.125		06/01/18	772,333
	Ardagh Glass Finance PLC (CCC+/B3)
EUR	6,000,000	8.750		02/01/20	7,710,298
	Ardagh Packaging Finance PLC (B+/Ba3)
	$3,000,000	7.375		10/15/17	4,125,010
	Ardagh Packaging Finance PLC (B+/Ba3e)
	2,200,000	7.375	(a)	10/15/17	2,376,000
	Ardagh Packaging Finance PLC (CCC+/B3)
	9,875,000	9.125	(a)	10/15/20	10,466,187
EUR	3,300,000	9.250		10/15/20	4,346,681
	Ball Corp. (BB+/Ba1)
	$5,000,000	5.750		05/15/21	5,400,000
	5,000,000	5.000		03/15/22	5,275,000
	Berry Plastics Corp. (B/B1)(e)
	11,450,000	5.205		02/15/15	11,478,625
	Beverage Packaging Holdings Luxembourg II SA (CCC+/Caa2)
EUR	9,500,000	8.000		12/15/16	12,116,413
	22,375,000	9.500		06/15/17	28,321,693
	Crown Americas LLC (BB/Ba2)
	$7,500,000	7.625		05/15/17	8,025,000
	6,750,000	6.250		02/01/21	7,509,375
	Crown Cork & Seal Co., Inc. (BB-/Ba3)
	1,000,000	7.375		12/15/26	1,097,500
	Crown European Holdings SA (BB/Baa3)
EUR	3,625,000	7.125		08/15/18	5,089,199

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Packaging – (continued)
	Graphic Packaging International, Inc. (BB+/B2)
	$5,300,000	9.500%	06/15/17	$5,816,750
	Kloeckner Penta Plast GMBH & Co. (CCC/Caa1)(a)
EUR	5,700,000	11.625	07/15/17	7,654,325
	Owens-Brockway Glass Container, Inc. (BB/Ba3)(a)
	9,000,000	3.000	06/01/15	8,836,623
	Reynolds Group Holding Ltd. (B+/B1)
	9,100,000	5.750 (a)	10/15/20	9,077,250
	Reynolds Group Holding Ltd. (CCC+/Caa2)
	11,300,000	9.875	08/15/19	11,978,000
	Reynolds Group Issuer, Inc. (B+/B1)
	7,125,000	7.125	04/15/19	7,481,250
	10,200,000	7.875	08/15/19	10,990,500
	1,625,000	6.875	02/15/21	1,706,250
	Reynolds Group Issuer, Inc. (CCC+/Caa2)
	7,600,000	9.000	04/15/19	7,752,000
	17,500,000	8.250	02/15/21	17,368,750
	Sealed Air Corp. (BB-/B1)(a)
	5,250,000	8.125	09/15/19	5,801,250
	Silgan Holdings, Inc. (BB-/Ba2)
	8,400,000	5.000	04/01/20	8,757,000

				217,329,262

	Paper – 1.6%
	Ainsworth Lumber Co., Ltd. (B-/Caa1)(a)(f)
	9,557,403	11.000	07/29/15	9,175,107
	Clearwater Paper Corp. (BB/Ba3)
	8,014,000	7.125	11/01/18	8,715,225
	Longview Fibre Paper & Packaging, Inc. (B+/B2)(a)
	14,000,000	8.000	06/01/16	14,595,000
	NewPage Corp. (NR/WR)(b)
	10,050,000	11.375	12/31/14	6,331,500
	Sappi Papier Holding GmbH (B/B2)(a)
	3,875,000	7.500	06/15/32	3,361,563
	Sappi Papier Holding GmbH (BB/Ba2)(a)
	15,400,000	7.750	07/15/17	16,439,500
	8,525,000	6.625	04/15/21	8,269,250
	Stone Container Finance Co. of Canada II (NR/WR)(b)
	2,250,000	7.375	07/15/14	—
	Stora Enso OYJ (BB/Ba2)(a)
	4,900,000	7.250	04/15/36	4,410,000
	Verso Paper Holdings LLC/Verso Paper, Inc. (BB-/Ba2)(a)
	3,550,000	11.750	01/15/19	3,727,500
	Weyerhaeuser Co. (BBB-/Ba1)
	17,865,000	7.375	03/15/32	21,182,280

				96,206,925

	Printing – 0.1%
	Checkout Holding Corp. (CCC+/Caa1)(a)(g)
	6,375,000	0.000	11/15/15	3,761,250
	SGS International, Inc. (B-/B2)
	5,256,000	12.000	12/15/13	5,308,560

				9,069,810

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Publishing – 0.4%
	Houghton Mifflin Harcourt Publishing Co. (NR/WR)(a)(b)
	$14,050,000	10.500%	06/01/19	$7,622,125
	Nielsen Finance LLC (BB-/B2)
	3,250,000	11.500	05/01/16	3,627,813
	ProQuest LLC/ProQuest Notes Co. (B-/Caa1)(a)
	14,000,000	9.000	10/15/18	13,020,000
	Truvo Subsidiary Corp. (NR/WR)(b)
EUR	16,750,000	8.500	12/01/14	—

				24,269,938

	Real Estate – 0.6%
	CB Richard Ellis Services, Inc. (B+/Ba1)
	$6,150,000	6.625	10/15/20	6,718,875
	CB Richard Ellis Services, Inc. (B+/Ba2)
	9,900,000	11.625	06/15/17	11,088,000
	Crescent Resources LLC (B/Caa2)(a)
	3,750,000	10.250	08/15/17	3,890,625
	Realogy Corp. (CC/Caa3)
	1,000,000	11.500	04/15/17	1,070,000
	Realogy Corp. (CCC-/Caa1)(a)
	12,000,000	9.000	01/15/20	13,200,000

				35,967,500

	Restaurants – 0.4%
	DineEquity, Inc. (B-/B3)
	13,300,000	9.500	10/30/18	14,896,000
	Seminole Hard Rock Entertainment, Inc. (BB/B2)(a)(e)
	7,000,000	2.889	03/15/14	6,965,000

				21,861,000

	Retailers – 1.2%
	AutoNation, Inc. (BB+/Ba2)
	4,150,000	5.500	02/01/20	4,435,313
	Burlington Coat Factory Warehouse Corp. (CCC/Caa1)
	10,350,000	10.000	02/15/19	11,359,125
	Claire’s Stores, Inc. (B/B2)(a)
	4,400,000	9.000	03/15/19	4,554,000
	Claire’s Stores, Inc. (CCC/Caa2)
	14,800,000	8.875	03/15/19	13,542,000
	Limited Brands, Inc. (BB+/Ba1)
	14,337,000	6.625	04/01/21	16,308,337
	7,050,000	5.625	02/15/22	7,569,938
	Toys R Us, Inc. (CCC+/B3)(a)
	9,750,000	10.375	08/15/17	9,932,812
	Wolverine World Wide, Inc. (NR/B2)(a)
	3,200,000	6.125	10/15/20	3,304,000

				71,005,525

	Retailers – Food & Drug – 1.4%
	Ingles Markets, Inc. (BB-/B1)
	6,000,000	8.875	05/15/17	6,472,500
	Rite Aid Corp. (B+/B2)
	1,250,000	8.000	08/15/20	1,418,750
	Rite Aid Corp. (B-/Caa1)
	2,500,000	10.375	07/15/16	2,637,500
	12,000,000	7.500	03/01/17	12,330,000

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Retailers – Food & Drug – (continued)
	Rite Aid Corp. (CCC/Caa2)
	$24,050,000	9.500%		06/15/17	$24,771,500
	Rite Aid Corp. (CCC/NR)
	18,285,000	9.250		03/15/20	18,742,125
	Supervalu, Inc. (B-/Caa1)
	5,375,000	7.500		11/15/14	5,160,000
	5,500,000	8.000		05/01/16	4,908,750
	The Pantry, Inc. (B+/Caa1)(a)
	6,100,000	8.375		08/01/20	6,283,000

					82,724,125

	Services Cyclical – Business Services – 1.1%
	CoreLogic, Inc. (B+/Ba3)
	16,150,000	7.250		06/01/21	17,482,375
	Equinix, Inc. (BB-/Ba2)
	1,900,000	8.125		03/01/18	2,104,250
	iPayment, Inc. (CCC+/B3)
	4,950,000	10.250		05/15/18	4,331,250
	Lender Process Services, Inc. (BB+/Ba2)
	7,100,000	5.750		04/15/23	7,100,000
	Sabre, Inc. (B/B1)(a)
	3,700,000	8.500		05/15/19	3,820,250
	Sitel LLC / Sitel Finance Corp. (B/B1)(a)
	500,000	11.000		08/01/17	502,500
	Sitel LLC / Sitel Finance Corp. (B-/Caa2)
	11,225,000	11.500		04/01/18	8,138,125
	SPL Logistics Escrow LLC (B+/B2)(a)
	7,550,000	8.875		08/01/20	8,078,500
	The Geo Group, Inc. (B+/B1)
	11,425,000	6.625		02/15/21	12,224,750

					63,782,000

	Services Cyclical – Rental Equipment – 1.2%
	Ashtead Capital, Inc. (B+/B2)(a)
	3,000,000	6.500		07/15/22	3,150,000
	B-Corp Merger Sub, Inc. (CCC+/Caa1)(a)
	13,485,000	8.250		06/01/19	13,619,850
	Maxim Crane Works LP (B/Caa2)(a)
	6,507,000	12.250		04/15/15	6,572,070
	Mobile Mini, Inc. (B+/B2)
	2,415,000	7.875		12/01/20	2,620,275
	NESCO LLC (B-/Caa1)(a)
	11,350,000	11.750		04/15/17	12,031,000
	RSC Equipment Rental/RSC Holdings Inc. (B+/B3)
	5,250,000	8.250		02/01/21	5,768,437
	United Rentals North America, Inc. (B-/Caa1)
	3,000,000	8.375		09/15/20	3,210,000
	UR Financing Escrow Corp. (B+/B3)
	6,500,000	10.875		06/15/16	7,215,000
	7,250,000	7.375	(a)	05/15/20	7,793,750
	8,700,000	7.625	(a)	04/15/22	9,526,500
	UR Financing Escrow Corp. (BB/Ba3)(a)
	2,900,000	5.750		07/15/18	3,052,250

					74,559,132

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Technology – Hardware – 1.8%
	Alcatel-Lucent (B/B3)
EUR	2,650,000	8.500%		01/15/16	$3,188,289
	Alcatel-Lucent USA, Inc. (B/WR)
	$9,950,000	6.450		03/15/29	6,467,500
	Brightstar Corp. (BB-/B1)(a)
	4,000,000	9.500		12/01/16	4,300,000
	CDW LLC/CDW Finance Corp. (CCC+/B3)
	20,300,000	8.500		04/01/19	22,076,250
	CDW LLC/CDW Finance Corp. (CCC+/Caa1)
	7,750,000	12.535		10/12/17	8,273,125
	CommScope, Inc. (B/B3)(a)
	15,000,000	8.250		01/15/19	16,125,000
	EN Germany Holdings BV (B-/B3)
EUR	10,037,000	10.750		11/15/15	12,349,877
	Freescale Semiconductor, Inc. (B/B1)(a)
	$7,500,000	10.125		03/15/18	8,250,000
	Freescale Semiconductor, Inc. (CCC+/Caa1)
	5,500,000	10.750		08/01/20	5,912,500
	MEMC Electronic Materials, Inc. (B+/Caa1)
	16,450,000	7.750		04/01/19	13,489,000
	NCR Corp. (BB/Ba2)(a)
	3,650,000	5.000		07/15/22	3,741,250
	Welltec A/S (BB-/B1)(a)
	4,100,000	8.000		02/01/19	4,192,250

					108,365,041

	Technology – Software/Services – 3.4%
	Aspect Software, Inc. (CCC+/Caa1)
	5,585,000	10.625		05/15/17	5,752,550
	Equinix, Inc. (BB-/Ba2)
	11,331,000	7.000		07/15/21	12,690,720
	Fidelity National Information Services, Inc. (BB+/Ba2)
	6,100,000	7.625		07/15/17	6,679,500
	11,250,000	7.875		07/15/20	12,543,750
	First Data Corp. (B+/B1)(a)
	9,000,000	7.375		06/15/19	9,270,000
	First Data Corp. (B-/Caa1)
	22,750,000	10.550		09/24/15	23,261,875
	31,050,000	8.250	(a)	01/15/21	30,972,375
	15,850,000	12.625		01/15/21	16,404,750
	40,100,000	8.750	(a)(f)	01/15/22	40,300,500
	Infor (US), Inc. (B-/Caa1)(a)
	10,000,000	9.375		04/01/19	11,000,000
EUR	680,000	10.000		04/01/19	943,741
	Nuance Communications, Inc. (BB-/Ba3)(a)
	$8,200,000	5.375		08/15/20	8,364,000
	Sabre Holdings Corp. (CCC+/Caa1)
	11,650,000	8.350		03/15/16	11,824,750
	Serena Software, Inc. (CCC+/Caa1)
	6,076,000	10.375		03/15/16	6,243,090
	SunGard Data Systems, Inc. (B/Caa1)
	5,000,000	7.375		11/15/18	5,375,000

					201,626,601

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Telecommunications – 3.3%
	Frontier Communications Corp. (BB/Ba2)
	$3,720,000	6.625%		03/15/15	$4,017,600
	17,100,000	7.875		04/15/15	19,109,250
	37,900,000	8.250		04/15/17	43,016,500
	21,800,000	8.125		10/01/18	24,525,000
	5,200,000	8.500		04/15/20	5,895,500
	Level 3 Communications, Inc. (CCC/Caa2)(a)
	7,200,000	8.875		06/01/19	7,542,000
	Level 3 Financing, Inc. (CCC/B3)
	14,500,000	4.469	(e)	02/15/15	14,391,250
	14,500,000	10.000		02/01/18	16,131,250
	3,650,000	9.375		04/01/19	4,051,500
	11,600,000	8.125		07/01/19	12,383,000
	Matterhorn Mobile SA (BB-/B1)(a)(e)
CHF	1,700,000	5.421		05/15/19	1,816,587
	PAETEC Holding Corp. (NR/WR)
	$6,800,000	9.875		12/01/18	7,786,000
	Sunrise Communications Holdings SA (B-/B3)
EUR	2,500,000	8.500		12/31/18	3,472,461
	Sunrise Communications International SA (BB-/Ba3)
CHF	600,000	5.625	(a)	12/31/17	655,503
	$2,625,000	7.000		12/31/17	2,986,443
	tw telecom holdings, Inc. (BB-/B1)(a)
	4,500,000	5.375		10/01/22	4,584,375
	Windstream Corp. (B/Ba3)
	5,000,000	8.125		08/01/13	5,256,250
	7,375,000	7.875		11/01/17	8,241,563
	1,750,000	8.125		09/01/18	1,863,750
	8,000,000	7.750		10/15/20	8,580,000
	3,500,000	7.500		06/01/22	3,710,000

					200,015,782

	Telecommunications – Cellular – 4.1%
	CC Holdings GS V LLC/Crown Castle GS III Corp. (BB/Baa2)(a)
	5,125,000	7.750		05/01/17	5,464,531
	Crown Castle International Corp. (B-/B1)
	10,600,000	9.000		01/15/15	11,395,000
	4,300,000	7.125		11/01/19	4,676,250
	Matterhorn Midco & CY SCA (B-/Caa1)(a)
EUR	1,900,000	7.750		02/15/20	2,417,179
	SBA Telecommunications, Inc. (B+/B1)(a)
	$7,400,000	5.750		07/15/20	7,751,500
	Sprint Capital Corp. (B+/B3)
	28,550,000	6.900		05/01/19	29,692,000
	41,900,000	8.750		03/15/32	43,366,500
	Sprint Nextel Corp. (B+/B3)
	11,768,000	6.000		12/01/16	12,150,460
	30,050,000	8.375		08/15/17	33,505,750
	17,900,000	7.000		08/15/20	18,616,000
	20,000,000	11.500		11/15/21	25,000,000
	Sprint Nextel Corp. (BB-/Ba3)(a)
	24,650,000	9.000		11/15/18	29,518,375
	Wind Acquisition Finance SA (BB/Ba3)(a)
	19,025,000	7.250		02/15/18	17,978,625

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Telecommunications – Cellular – (continued)
	Wind Acquisition Finance SA (BB-/B3)(a)
	$3,800,000	11.750%		07/15/17	$3,591,000

					245,123,170

	Telecommunications – Satellites – 1.7%
	Inmarsat Finance PLC (BB+/Ba2)(a)
	700,000	7.375		12/01/17	756,000
	Intelsat Jackson Holdings SA (B/B3)
	6,800,000	7.250		10/15/20	7,327,000
	8,520,000	7.250	(a)	10/15/20	9,180,300
	10,100,000	7.500		04/01/21	10,933,250
	Intelsat Jackson Holdings SA (CCC+/Caa2)
	8,861,000	11.250		06/15/16	9,248,669
	Intelsat Luxembourg SA (CCC+/Caa3)
	7,500,000	11.250		02/04/17	7,950,000
	51,550,000	11.500	(f)	02/04/17	54,643,000
	Unitymedia Hessen GmbH & Co. KG (BB-/Ba3)(a)
	3,750,000	7.500		03/15/19	4,123,268

					104,161,487

	Textiles & Apparel – 0.6%
	Hanesbrands, Inc. (BB-/B1)
	14,000,000	6.375		12/15/20	15,120,000
	Levi Strauss & Co. (B+/B2)
	3,350,000	6.875		05/01/22	3,484,000
	Quiksilver, Inc. (B/Ba3)
EUR	2,825,000	8.875		12/15/17	3,693,795
	The Jones Group, Inc. (B+/Ba3)
	$13,000,000	6.875		03/15/19	13,390,000

					35,687,795

	Transportation – 0.7%
	ACL I Corp. (B-/Caa1)(f)
	8,145,637	10.625		02/15/16	7,966,151
	Aguila 3 SA (B/B2)(a)
	18,400,000	7.875		01/31/18	19,366,000
	Commercial Barge Line Co. (BB-/B2)
	3,475,000	12.500		07/15/17	3,883,312
	Florida East Coast Holdings Corp. (CCC/Caa3)(f)
	8,609,881	10.500		08/01/17	7,544,408
	Florida East Coast Railway Corp. (B-/B3)
	1,650,000	8.125		02/01/17	1,740,750

					40,500,621

	Utilities – Distribution – 0.6%
	AmeriGas Finance LLC/AmeriGas Finance Corp. (NR/Ba2)
	11,400,000	6.750		05/20/20	12,141,000
	AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
	3,000,000	6.250		08/20/19	3,120,000
	Ferrellgas LP/Ferrellgas Finance Corp. (B-/B2)
	2,558,000	9.125		10/01/17	2,743,455
	3,900,000	6.500		05/01/21	3,822,000
	Ferrellgas Partners LP/Ferellgas Partners Finance Corp. (CCC+/B3)
	2,250,000	8.625		06/15/20	2,182,500

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Utilities – Distribution – 0.6%
Suburban Propane Partners LP/Suburban Energy Finance Corp. (BB-/Ba3)(a)
$4,433,000	7.500%	10/01/18	$4,754,393
7,072,000	7.375	08/01/21	7,531,680

			36,295,028

Utilities – Electric – 2.9%
Calpine Corp. (BB-/B1)(a)
10,800,000	7.250	10/15/17	11,515,500
7,400,000	7.500	02/15/21	8,029,000
CMS Energy Corp. (BB+/Ba1)
5,000,000	5.050	03/15/22	5,525,000
DPL, Inc. (BB+/Ba1)(a)
10,850,000	6.500	10/15/16	11,880,750
38,050,000	7.250	10/15/21	43,186,750
NRG Energy, Inc. (BB-/B1)
11,750,000	7.625	01/15/18	12,690,000
11,600,000	7.875	05/15/21	12,586,000
6,450,000	6.625 (a)	03/15/23	6,579,000
NV Energy, Inc. (BB+/Ba1)
11,000,000	6.250	11/15/20	12,760,000
Puget Energy, Inc. (BB+/Ba1)
16,200,000	6.000	09/01/21	17,933,179
The AES Corp. (BB-/Ba3)
10,650,000	8.000	10/15/17	12,300,750
9,650,000	8.000	06/01/20	11,194,000
9,250,000	7.375	07/01/21	10,545,000

			176,724,929

Utilities – Pipelines – 1.2%
Crosstex Energy LP/Crosstex Energy Finance Corp. (B+/B2)
5,000,000	8.875	02/15/18	5,350,000
El Paso Corp. (BB/Ba2)
10,500,000	7.000	06/15/17	12,022,500
2,555,000	7.250	06/01/18	2,951,025
4,000,000	6.500	09/15/20	4,500,000
3,944,000	7.800	08/01/31	4,732,800
El Paso Pipeline Partners Operating Co. LLC (BBB-/Ba1)
4,750,000	5.000	10/01/21	5,242,886
Enterprise Products Operating LLC (BB+/Baa3)(e)
3,750,000	8.375	08/01/66	4,218,750
3,285,000	7.034	01/15/68	3,687,412
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. (BB/Ba3)
3,800,000	5.500	02/15/23	3,980,500
Regency Energy Partners LP (BB/B1)
6,200,000	9.375	06/01/16	6,765,750
8,250,000	6.500	07/15/21	8,827,500
5,200,000	5.500	04/15/23	5,239,000
Targa Resources Partners LP (BB/Ba3)
2,725,000	11.250	07/15/17	3,072,438

			70,590,561

TOTAL CORPORATE OBLIGATIONS
(Cost $5,234,797,390)			$5,475,251,213

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(h) – 4.7%
Airlines – 0.3%
Delta Air Lines, Inc. (BB-/Ba2)
$16,586,759	5.500%	04/20/17	$16,654,101

Automotive – 0.3%
Chrysler Group LLC (B+/B2)
16,466,624	6.000	05/24/17	16,792,170

Automotive Parts – 0.0%
Allison Transmission, Inc. (B-/B2)
432,968	2.720	08/07/14	433,025

Consumer Products – Household & Leisure – 0.1%
BJ’s Wholesale Club, Inc. (B/B3)
4,175,000	9.750	03/26/20	4,214,662
Prestige Brands, Inc. (BB-/Ba3)
1,712,121	5.268	01/31/19	1,728,712
Yankee Candle Co., Inc. (B+/B1)
3,184,000	5.250	04/02/19	3,208,676

			9,152,050

Consumer Products – Industrial – 0.5%
CPM Acquisition, Inc. (B+/B1)
10,700,000	6.250	08/29/17	10,673,250
CPM Acquisition, Inc. (B/Caa1)
7,570,000	10.250	03/01/18	7,607,850
HD Supply, Inc. (B+/B2)
10,400,000	7.250	10/12/17	10,717,200

			28,998,300

Energy – 0.4%
AES Corp. (BB+/Ba1)
8,425,232	4.250	06/01/18	8,463,820
Chesapeake Energy Corp. (BB-/Ba2)
8,100,000	8.500	12/01/17	8,120,655
Frac Tech International LLC (NR/B2)
7,328,742	8.500	05/06/16	7,048,710
Samson Investment Co. (B+/B1)
2,800,000	6.000	09/13/18	2,815,176

			26,448,361

Entertainment – 0.1%
EMI Music Publishing, Ltd. (BB-/Ba3)
8,179,500	5.500	06/29/18	8,267,430

Food & Beverages – 0.4%
Blue Buffalo Co., Ltd. (B/B1)
18,850,000	6.500	08/08/19	18,850,000
US Foods, Inc. (NR/B3)
5,724,467	2.720	07/03/14	5,651,136

			24,501,136

Gaming – 0.1%
Caesars Entertainment Operating Co. (B/Caa1)
3,750,000	3.217	01/28/15	3,632,137

Health Care – 0.1%
Community Health Systems, Inc. (BB/Ba3)
707,392	3.921	01/25/17	709,826

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(h) – (continued)
Health Care – (continued)
Health Management Associates, Inc. (BB-/B1)
$4,726,190	4.500%	11/16/18	$4,758,281

			5,468,107

Health Care – Pharmaceuticals – 0.1%
Catalent Pharma Solutions, Inc. (BB-/Ba3)
9,960,572	5.250	09/15/17	10,010,375

Health Care – Services – 0.1%
U.S. Renal Care, Inc. (B/B2)
7,082,250	6.251	07/02/19	7,153,073

Media – Broadcasting & Radio – 0.4%
Clear Channel Communications, Inc. (CCC+/Caa1)
28,022,577	3.866	01/28/16	22,892,764

Media – Cable – 0.3%
Atlantic Broadband Finance LLC (B+/Ba3)
6,603,450	5.250	04/04/19	6,608,138
Atlantic Broadband Finance LLC (B-/Caa1)
4,135,000	0.000	09/15/19	4,166,013
Foxco Acquisition Sub LLC (B+/B2)
5,550,000	5.500	07/31/17	5,582,911

			16,357,062

Metals & Mining – 0.1%
Kleopatra Acquisition Corp. (B/Ba3)
4,912,688	6.750	12/21/16	4,940,346

Real Estate – 0.3%
Realogy Corp. (CCC-/Caa1)
1,204,327	4.466	10/10/16	1,187,767
15,391,150	4.478	10/10/16	15,179,522

			16,367,289

Restaurants – 0.0%
NPC International, Inc. (B/Ba3)
2,437,750	5.250	12/28/18	2,456,033

Retailers – 0.3%
99 Cents Only Stores (B+/B2)
8,557,000	5.250	01/11/19	8,631,874
Neiman-Marcus Group, Inc. (BB-/B3)
8,500,000	4.750	05/16/18	8,538,675

			17,170,549

Services Cyclical – Business Services – 0.0%
Infor (US), Inc. (B+/B1)
1,624,769	5.250	04/05/18	1,628,831

Services Cyclical - Consumer Services – 0.1%
Lonestar Intermediate Super Holdings LLC (BB-/Ba3)
2,850,000	11.000	09/02/19	3,025,759

Services Cyclical – Rental Equipment – 0.1%
Ahern Rentals, Inc. (NR/NR)
3,962,721	16.000	12/15/12	3,962,721

Technology – Software/Services – 0.1%
Lawson Software, Inc. (B+/B1)
5,496,225	6.250	04/05/18	5,519,584

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(h) – (continued)
Telecommunications – Internet & Data – 0.3%
Level 3 Financing, Inc. (B-/Ba3)
$5,600,000	5.750%	08/31/18	$5,597,648
Level 3 Financing, Inc. (B+/Ba3)
7,675,000	5.250	08/01/19	7,708,616
Level 3 Financing, Inc. (B-/Caa1)
5,600,000	5.750	08/01/19	5,600,000

			18,906,264

Utilities – Pipelines – 0.2%
Energy Transfer Equity LP (BB-/Ba2)
10,375,000	3.750	03/24/17	10,367,634

TOTAL SENIOR TERM LOANS
(Cost $277,616,579)			$281,105,101

Shares	Rate	Value

Preferred Stocks – 0.1%
Ally Financial, Inc.(a)
3,070	7.000%	$2,871,889
Lucent Technologies Capital Trust I
3,050	7.750	1,769,000
Spanish Broadcasting Systems, Inc.(c)(f)
3,074	10.750	1,537,000

TOTAL PREFERRED STOCKS
(Cost $7,084,017)		$6,177,889

Shares	Description	Value

Common Stocks – 0.2%
600,000	Cablevision Systems Corp. Class A	$9,510,000
112,122	General Motors Co.(b)	2,550,776
6,252	Masonite Worldwide Holdings(b)	218,820
28,148	Motors Liquidation Co.(b)	472,886
71	Nycomed(b)	1
3,874	Panolam Holdings Co.(b)	39
2,500	Port Townsend Holdings Co., Inc.(b)	—
250	Simmons Bedding Co.(b)	—

TOTAL COMMON STOCKS
(Cost $27,026,923)		$12,752,522

Units	Description	Expiration Date	Value

Warrants(b) – 0.0%
General Motors Co.
101,928		07/10/16	$1,404,568
101,928		07/10/19	841,925
Masonite Worldwide Holdings
30,311		06/09/14	22,733
22,734		05/20/16	39,785

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Units	Description	Expiration Date	Value
Warrants(b) – 0.0%

Nortek, Inc.
11,520		12/07/14	$57,600

TOTAL WARRANTS
(Cost $8,012,427)			$2,366,611

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $5,554,537,336)			$5,777,653,336

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(i) – 3.5%
Repurchase Agreement – 3.5%
Joint Repurchase Agreement Account II
$209,700,000	0.245%	10/01/12	$209,700,000
(Cost $209,700,000)

TOTAL INVESTMENTS — 99.7%
(Cost $5,764,237,336)			$5,987,353,336

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%			16,763,926

NET ASSETS — 100.0%			$6,004,117,262

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,654,039,546, which represents approximately 27.5% of net assets as of September 30, 2012.
(b)	Security is currently in default and/or non-income producing.
(c)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2012.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2012.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.
(f)	Pay-in-kind securities.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2012. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(i)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on page 95.

Security ratings disclosed, if any, are obtained from Standard & Poor’s /Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound

Investment Abbreviations:
NR	—Not Rated
WR	—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

As a % of Net Assets
Investments Industry Classifications†
Aerospace	0.4%
Airlines	0.7
Auto Manufacturers	0.1
Automotive	1.6
Automotive Parts	2.2
Banks	1.0
Building Materials	0.6
Capital Goods	0.6
Chemicals	2.2
Conglomerates	0.4
Construction Machinery	0.8
Consumer Products	4.2
Defense	0.3
Emerging Markets	0.6
Energy	10.8
Entertainment	0.8
Environmental	0.3
Finance	7.2
Food	1.4
Gaming	6.1
Health Care	9.4
Home Construction	0.9
Lodging	0.8
Machinery	0.3
Media	7.3
Metals	1.9
Packaging	3.6
Paper	1.6
Printing	0.2
Publishing	0.4
Real Estate	0.9
Restaurants	0.4
Retailers	2.9
Services Cyclical	2.5
Short-term Investments#	3.8
Technology	5.2
Telecommunications	9.4
Textiles & Apparel	0.6
Transportation	0.7
Utilities	4.9

TOTAL INVESTMENTS	100.0%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term Investments include repurchase agreements and other assets/liabilities.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG (London)	USD/EUR	10/03/12	$13,880,559	$236,021

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA	USD/EUR	10/03/12	$175,629,788	$(3,304,170)
	USD/GBP	10/03/12	16,788,912	(283,311)
Royal Bank of Canada	USD/CAD	10/03/12	19,832,907	(48,116)
TOTAL				$(3,635,597)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – 80.4%
Aerospace – 0.9%
Sequa Corp. (B-/B1)
$1,488,750	6.250%	12/03/14	$1,496,194
Transdigm, Inc. (BB-/Ba2)
5,523,958	4.000	02/14/17	5,550,098

			7,046,292

Airlines – 2.2%
Delta Air Lines, Inc. (BB-/Ba2)
2,976,219	4.250	03/07/16	2,968,778
8,351,837	5.500	04/20/17	8,385,746
Flying Fortress, Inc. (BB-/Ba3)
4,850,000	5.000	06/30/17	4,904,562

			16,259,086

Automotive – 0.9%
Chrysler Group LLC (B+/B2)
4,684,991	6.000	05/24/17	4,777,613
Meritor, Inc. (BB-/B2)
1,629,854	4.500	04/23/17	1,605,406

			6,383,019

Automotive – Parts – 2.9%
Allison Transmission, Inc. (B/B2)
3,264,903	2.720	08/07/14	3,265,327
Allison Transmission, Inc. (BB-/Ba3)
4,791,125	4.250	08/23/19	4,799,126
Delphi Corp. (BBB/Baa3)
1,462,745	3.500	03/31/17	1,465,188
Remy International, Inc. (B+/B1)
3,840,288	6.250	12/16/16	3,840,288
Tomkins LLC (BB/Ba2)
488,467	4.250	09/29/15	488,467
7,870,772	4.250	09/29/16	7,887,144

			21,745,540

Building Materials – 0.7%
Armstrong World Industries, Inc. (BB-/B1)
2,731,384	4.000	03/09/18	2,735,372
CPG International, Inc. (B/B1)
1,000,000	5.750	09/21/19	1,000,310
Tube City IMS Corp. (B+/B1)
1,542,250	5.750	03/20/19	1,559,600

			5,295,282

Capital Goods – Others – 0.3%
Colfax, Corp. (NR/Ba2)
2,481,250	4.500	01/11/19	2,491,448

Chemicals – 1.4%
Ashland, Inc. (BB/Baa3)
2,960,000	3.750	08/23/18	2,977,819
Chemtura, Corp. (NR/Ba1)
2,000,000	5.500	08/27/16	2,016,880
Rockwood Specialties Group, Inc. (BBB-/Ba1)
2,452,601	3.500	02/09/18	2,458,732

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans – (continued)
Chemicals – (continued)
Univar, Inc. (B+/B2)
$3,296,203	5.000%	06/30/17	$3,277,447

			10,730,878

Consumer Products – Household & Leisure – 2.5%
ACCO Brands Corp. (BB+/Baa1)
1,243,750	4.250	04/30/19	1,249,969
Armored Autogroup, Inc. (B+/Ba3)
2,194,095	6.000	11/04/16	2,185,867
B&G Foods, Inc. (NR/Ba2)
1,240,625	4.500	11/30/18	1,250,451
Huish Detergents, Inc. (B+/Ba3)
5,225,720	2.220	04/26/14	4,987,323
Huish Detergents, Inc. (BB/B2)
1,000,000	4.470	10/26/14	925,000
Prestige Brands, Inc. (BB-/Ba3)
984,470	5.268	01/31/19	994,009
Renfro Corp. (B/B2)
2,242,466	5.500	05/23/17	2,238,272
Spectrum Brands, Inc. (B/B1)
1,246,795	5.018	06/17/16	1,251,159
Visant Holding Corp. (BB-/B1)
1,416,360	5.250	12/22/16	1,361,477
Yankee Candle Co., Inc. (B+/B1)
2,139,250	5.250	04/02/19	2,155,829

			18,599,356

Consumer Products – Industrial – 1.5%
CPM Acquisition, Inc. (B+/B1)
4,300,000	6.250	08/29/17	4,289,250
CPM Acquisition, Inc. (B/Caa1)
2,150,000	10.250	03/01/18	2,160,750
Harbor Freight Tools USA, Inc. (B+/B1)
2,000,000	5.500	11/14/17	2,007,080
Schaeffler AG (B/B2)
3,000,000	6.000	01/27/17	3,028,140

			11,485,220

Diversified Manufacturing – 0.5%
Manitowoc Co., Inc. (BB/Ba2)
1,660,000	4.250	11/13/17	1,669,346
Rexnord Corp. (BB-/Ba3)
1,650,373	5.000	04/02/18	1,657,074

			3,326,420

Educational Services – 0.2%
Laureate Education, Inc. (B/B1)
1,238,656	5.250	06/18/18	1,222,009

Energy – 2.7%
AES Corp. (BB+/Ba1)
7,897,412	4.250	06/01/18	7,933,582
Chesapeake Energy Corp. (BB-/Ba2)
6,000,000	8.500	12/01/17	6,015,300
Frac Tech International LLC (NR/B2)
4,791,305	8.500	05/06/16	4,608,229

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans – (continued)
Energy – (continued)
Samson Investment Co. (B+/B1)
$1,925,000	6.000%	09/13/18	$1,935,434

			20,492,545

Energy – Coal – 1.2%
Walter Energy, Inc. (BB-/NR)
9,258,910	4.000	04/02/18	9,206,875

Entertainment – 1.2%
EMI Music Publishing, Ltd. (BB-/Ba3)
2,344,125	5.500	06/29/18	2,369,324
Rovi Solutions Corp. (NR/Ba2)
6,965,000	4.000	03/29/19	6,782,169

			9,151,493

Environmental – 0.6%
EnergySolutions LLC (BB+/Ba2)
4,844,548	6.250	08/12/16	4,665,930

Finance – 1.9%
iPayment, Inc. (B+/Ba2)
2,575,809	5.750	05/08/17	2,543,611
Local TV Finance LLC (B+/B1)
2,500,000	4.220	05/07/15	2,506,250
Local TV Finance LLC (B1/B+)
750,000	4.220	05/31/15	751,875
Nuveen Investments, Inc. (B/B3)
1,500,000	5.898	05/13/17	1,489,380
Nuveen Investments, Inc. (B/B2)
1,000,000	8.250	02/28/19	1,006,880
ROC Finance LLC (B/NR)
1,466,667	8.500	08/18/17	1,499,667
SBA Senior Finance II LLC (BB/Ba2)
4,500,000	3.750	09/20/19	4,513,140

			14,310,803

Food & Beverages – 4.9%
Blue Buffalo Co., Ltd. (B/B1)
3,700,000	6.500	08/08/19	3,700,000
Burger King Corp. (BB-/Ba3)
1,300,000	3.750	10/19/16	1,300,000
Del Monte Foods Co. (B+/Ba3)
4,308,409	4.500	03/08/18	4,300,697
Dole Food Company Inc. (BB-/Ba2)
1,661,819	5.040	07/06/18	1,665,458
2,973,785	6.000	07/06/18	2,980,298
Michael Foods Group, Inc. (BB-/B1)
8,881,998	4.250	02/23/18	8,922,677
NBTY, Inc. (BB-/Ba3)
3,862,216	4.250	10/02/17	3,874,961
Pinnacle Foods Finance LLC (B+/NR)
1,995,000	4.750	10/17/18	1,996,257
Pinnacle Foods Finance LLC (B+/Ba3)
2,487,500	4.750	10/17/18	2,487,500
US Foods, Inc. (NR/B3)
5,677,113	2.720	07/03/14	5,604,389

		36,832,237

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans – (continued)
Gaming – 1.4%
Caesars Entertainment Operating Co. (B/B2)
$2,000,000	3.211%	01/28/15	$1,937,140
Caesars Entertainment Operating Co. (B/Caa1)
4,000,000	3.211	01/28/15	3,874,280
CCM Merger, Inc. (BB-/B3)
4,674,711	6.000	03/01/17	4,721,458

			10,532,878

Health Care – 3.6%
Community Health Systems, Inc. (BB/Ba3)
580,281	3.921	01/25/17	582,277
Convatec, Inc. (B+/Ba3)
3,007,154	5.750	12/22/16	3,010,431
HCA, Inc. (BB-/Ba3)
7,000,000	3.612	03/31/17	7,006,580
Health Management Associates, Inc. (BB-/B1)
2,678,260	4.500	11/16/18	2,696,446
MedAssets, Inc. (BB-/Ba3)
3,149,921	5.250	11/16/16	3,163,309
Multiplan, Inc. (B/Ba3)
10,180,023	4.750	08/26/17	10,202,317

			26,661,360

Health Care – Medical Products – 0.5%
Biomet, Inc. (BB-/B1)
1,961,406	3.966	07/25/17	1,967,231
Grifols, Inc. (BB-/Ba3)
2,005,346	4.500	06/01/17	2,016,636

			3,983,867

Health Care – Pharmaceuticals – 1.2%
Aptalis Pharma, Inc. (NR/B1)
1,226,253	5.500	02/10/17	1,225,101
Catalent Pharma Solutions, Inc. (BB-/Ba3)
4,985,278	5.250	09/15/17	5,010,204
Warner Chilcott Co. LLC (BBB-/Ba3)
575,519	4.250	03/15/18	575,882
Warner Chilcott Corp. (BBB-/NR)
437,117	4.250	03/15/18	437,392
Warner Chilcott Corp. (BBB-/Ba3)
1,942,378	4.250	03/15/18	1,943,602

			9,192,181

Health Care – Services – 2.8%
DaVita, Inc. (BB/Ba2)
6,829,323	4.500	10/20/16	6,848,514
DaVita, Inc. (BB-/Ba2)
4,500,000	4.000	08/19/19	4,503,195
Emergency Medical Services Corp. (B+/B1)
1,905,132	5.250	05/25/18	1,915,248
U.S. Renal Care, Inc. (B/B2)
2,493,750	6.251	07/03/19	2,518,687
U.S. Renal Care, Inc. (CCC+/NR)
1,000,000	10.250	01/03/30	1,025,000
Universal Health Services, Inc. (BB+/NR)
2,146,706	3.750	11/15/16	2,149,927

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans – (continued)
Health Care – Services – (continued)
Valitas Health Services, Inc. (NR/Ba3)
$1,967,538	5.750%	06/02/17	$1,952,781

		20,913,352

Lodging – 0.7%
Peninsula Gaming LLC (B+/NR)
4,000,000	3.250	08/03/17	4,057,520
Pinnacle Entertainment, Inc. (BB+/Ba1)
1,243,750	4.000	03/19/19	1,245,305

			5,302,825

Media – Broadcasting & Radio – 3.4%
Cumulus Media, Inc. (B/Ba2)
1,834,642	5.750	09/17/18	1,842,292
Cumulus Media, Inc. (CCC+/B2)
1,000,000	7.500	09/16/19	1,009,000
Entercom Radio LLC (NR/Ba3)
2,828,000	6.250	11/23/18	2,852,745
Gray Television, Inc. (B+/NR)
1,988,448	3.720	12/31/14	1,984,093
Hubbard Radio LLC (B+/Ba3)
2,822,829	5.250	04/28/17	2,844,000
Hubbard Radio LLC (NR/Caa1)
2,750,000	8.750	04/30/18	2,791,250
Mission Broadcasting, Inc. (BB-/Ba3)
457,470	5.000	09/30/16	454,611
Sinclair Television Group, Inc. (BB+/Ba1)
4,466,481	4.000	10/28/16	4,473,181
SuperMedia, Inc. (B-/B3)
600,000	11.000	12/31/15	391,998
Telesat Canada (BB-/Ba3)
3,990,000	4.250	03/28/19	4,015,935
Univision Communications, Inc. (B+/B2)
1,441,177	2.212	09/29/14	1,435,773
1,596,860	4.462	03/31/17	1,576,100

			25,670,978

Media – Cable – 2.7%
Atlantic Broadband Finance LLC (B+/Ba3)
1,695,750	5.250	04/04/19	1,696,954
Atlantic Broadband Finance LLC (B-/Caa1)
1,100,000	5.000	09/15/19	1,108,250
Charter Communications Operating LLC (BB+/Ba2)
3,849,757	3.470	09/06/16	3,852,491
Charter Communications Operating LLC (BB+/Ba1)
2,686,500	4.000	05/15/19	2,696,010
Clear Channel Communications, Inc. (CCC+/Caa1)
5,750,000	3.616	07/29/14	5,396,375
Foxco Acquisition Sub LLC (B+/B2)
1,700,000	5.500	07/14/17	1,710,081
Nexstar Broadcasting, Inc. (BB-/Ba3)
1,208,036	5.000	09/30/16	1,200,486
WaveDivision Holdings LLC (BB-/B1)
2,500,000	5.500	08/09/19	2,526,500

			20,187,147

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans – (continued)
Media – Non Cable – 2.8%
Crown Castle Operating Co. (B+/Ba3)
$5,458,750	4.000%	01/31/19	$5,465,027
Houghton Mifflin Harcourt Publishing Co. (NR/B2)
4,477,500	7.250	06/01/18	4,522,275
Nielsen Finance LLC (NR/Ba2)
4,417,067	3.478	05/02/16	4,432,262
TWCC Holding Corp. (BB-/Ba3)
6,847,728	4.250	02/13/17	6,881,967

			21,301,531

Metals – 2.0%
Metaldyne Co. LLC (B+/B1)
2,955,000	5.250	05/18/17	2,995,631
Novelis, Inc. (NR/B1)
1,237,500	4.000	03/10/17	1,239,047
Novelis, Inc. (BB-/Ba2)
8,859,712	4.000	03/10/17	8,853,067
Potters Industries (NR/Ba3)
990,000	6.000	05/05/17	992,475
Potters Industries (NR/Caa1)
1,000,000	10.250	11/06/17	1,005,830

			15,086,050

Metals & Mining – 1.1%
Arch Coal, Inc. (BB/Ba2)
2,394,000	5.750	05/16/18	2,410,159
Kleopatra Acquisition Corp. (B/Ba3)
2,992,500	6.750	12/21/16	3,009,348
SunCoke Energy, Inc. (BB+/Ba1)
2,468,756	4.000	07/26/18	2,468,756

			7,888,263

Packaging – 1.1%
Consolidated Container Co. LLC (B/B1)
906,892	5.750	07/03/19	916,532
Reynolds Group Holdings, Inc. (B+/B1)
5,200,000	4.750	09/18/18	5,216,692
Sealed Air Corp. (BB/Ba3)
2,096,589	4.750	10/03/18	2,106,296

			8,239,520

Restaurants – 3.0%
DineEquity, Inc. (BB-/Ba2)
3,260,286	4.298	10/19/17	3,278,642
Dunkin’ Brands, Inc. (B/B3)
7,847,964	4.000	11/23/17	7,830,776
NPC International, Inc. (B/Ba3)
1,990,000	5.250	12/28/18	2,004,925
OSI Restaurant Partners LLC (BB-/B1)
87,832	2.496	06/14/13	87,250
OSI Restaurant Partners LLC (B+/B3)
1,802,415	2.500	06/14/14	1,790,483
Wendy’s International, Inc. (BB-/B2)
7,150,000	4.750	05/15/19	7,199,192

			22,191,268

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans – (continued)
Retailers – 8.4%
99 Cents Only Stores (B+/B2)
$2,886,747	5.250%	01/11/19	$2,912,006
Academy Ltd. (B/B2)
4,466,250	6.000	08/03/18	4,477,416
Ascena Retail Group, Inc. (BB-/Ba2)
997,500	4.750	06/14/18	1,002,487
Bass Pro Group LLC (BB-/Ba3)
3,505,993	5.250	06/13/17	3,541,929
BJ’s Wholesale Club, Inc. (B/B3)
700,000	9.750	03/26/20	706,650
BJ’s Wholesale Club, Inc. (B/B3)
6,150,000	5.750	09/26/19	6,173,062
Burlington Coat Factory Warehouse Corp. (B/B3)
4,288,284	5.500	02/23/17	4,327,822
CDW LLC (B/B2)
3,043,330	4.000	07/14/17	2,997,680
Collective Brands Finance, Inc. (B/B1)
6,000,000	7.250	09/19/19	6,011,280
Dollar General Corp. (BB-/Ba3)
1,000,000	2.966	07/07/14	1,003,540
Fairway Group Acquisition Co. (B-/B2)
3,000,000	8.250	08/17/18	3,018,750
General Nutrition Centers, Inc. (B+/B1)
1,999,091	5.250	03/02/18	1,997,432
Michaels Stores, Inc. (B/B2)
6,239,496	4.912	07/29/16	6,290,723
Neiman-Marcus Group, Inc. (BB-/B3)
3,625,000	4.750	05/16/18	3,641,494
Ollie’s Bargain Outlet, Inc. (B/B2)
2,000,000	6.250	09/15/15	2,000,000
Petco Animal Supplies, Inc. (B/B1)
5,444,444	4.500	11/24/17	5,461,486
Pilot Travel Centers LLC (BB+/Ba2)
2,376,148	4.250	03/30/18	2,380,900
Pilot Travel Centers LLC (BB+/NR)
2,500,000	4.250	08/07/19	2,515,625
Roundy’s Supermarkets, Inc. (BB-/B1)
2,487,500	5.750	02/13/19	2,433,745

			62,894,027

Services Cyclical – Business Services – 4.7%
ADS Waste Holdings, Inc. (B+/B1)
3,000,000	5.250	09/11/19	3,013,140
First Data Corp. (B+/B1)
262,146	2.967	09/24/14	261,294
2,138,552	5.217	03/24/17	2,108,078
7,785,076	4.217	03/23/18	7,392,552
Genpact International LLC (BB+/Ba2)
4,000,000	4.250	08/30/19	4,010,000
Infor (US), Inc. (B+/Ba3)
1,135,275	5.250	04/05/18	1,138,113
Sabre, Inc. (B/B1)
2,970,368	5.966	12/29/17	2,945,863
TransUnion LLC (NR/Ba3)
2,420,396	5.500	02/12/18	2,446,609

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans – (continued)
Services Cyclical – Business Services – (continued)
Vantiv, LLC (BBB-/Ba2)
$2,757,571	3.750%	03/27/19	$2,762,177
VeriFone Systems, Inc. (BB/Ba3)
952,909	4.250	12/28/18	951,003
Waste Industries USA, Inc. (B+/B1)
3,107,920	4.750	03/17/17	3,115,690
WCA Waste Systems, Inc. (B+/B1)
1,492,500	5.500	03/22/18	1,496,231
West Corp. (BB-/Ba3)
3,557,305	5.500	07/15/16	3,584,625

			35,225,375

Services Cyclical – Consumer Services – 0.8%
Acosta, Inc. (B+/NR)
4,432,677	5.750	03/01/18	4,445,310
Lonestar Intermediate Super Holdings LLC (BB-/Ba3)
1,500,000	11.000	09/02/19	1,592,505

			6,037,815

Services Cyclical – Rental Equipment – 0.3%
BakerCorp International, Inc. (B/Ba3)
1,980,000	5.000	06/01/18	1,980,713

Technology – Software/Services – 4.8%
Aspect Software, Inc. (B+/Ba3)
2,670,129	6.250	05/06/16	2,626,739
Autotrader.com, Inc. (BB+/Ba3)
6,897,469	4.000	12/15/16	6,919,058
CCC Information Services, Inc. (B+/B1)
1,919,024	5.750	11/11/15	1,917,105
Dealer Computer Services, Inc. (BB+/Ba2)
2,701,429	3.750	04/20/18	2,704,805
Emdeon, Inc. (BB-/B1)
5,478,731	5.000	11/02/18	5,506,125
Lawson Software, Inc. (B+/B1)
3,840,375	6.250	04/05/18	3,856,696
SS&C Technologies, Inc. (BB-/Ba3)
2,888,365	5.000	06/07/19	2,913,639
Sungard Data Systems, Inc. (BB/Ba3)
5,711,939	3.906	02/26/16	5,711,939
Zayo Group LLC (B/B1)
3,740,625	7.125	07/02/19	3,771,036

			35,927,142

Telecommunications – Internet & Data – 2.0%
Level 3 Financing, Inc. (B-/Ba3)
3,100,000	5.750	09/01/18	3,098,698
Level 3 Financing, Inc. (B-/Caa1)
3,000,000	5.750	09/01/18	2,998,740
Level 3 Financing, Inc. (B+/Ba3)
6,000,000	4.750	08/01/19	6,000,000
Level 3 Financing, Inc. (B+/Ba3)
2,500,000	5.250	08/01/19	2,510,950

			14,608,388

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Senior Term Loans – (continued)
Transportation Services – 0.8%
RailAmerica, Inc. (BB+/B1)
$3,980,000	4.000%		03/01/19	$3,980,000
Swift Transportation Co., Inc. (BB/B1)
2,009,199	5.000		12/21/17	2,017,357

				5,997,357

Utilities – Distribution – 0.2%
Energy Transfer Equity LP (BB-/Ba2)
1,625,000	3.750		03/24/17	1,623,846

Utilities – Electric – 1.3%
Calpine Corp. (BB-/B1)
1,496,212	4.500		04/02/18	1,497,619
Calpine Corp. (BB-/B1)
3,624,028	4.500		04/02/18	3,627,434
Calpine Corp. (BB-/B1)
1,500,000	4.500		09/27/19	1,492,500
Covanta Energy Corp. (BB+/Ba1)
1,243,750	4.000		03/28/19	1,246,474
Genon Energy, Inc. (B+/NR)
2,000,000	6.500		12/01/17	2,011,260

				9,875,287

Wireless Telecommunications – 4.3%
Asurion Corp. (B+/NR)
2,976,190	5.500		05/24/18	2,992,946
BBHI Acquisition LLC (BB+/Ba3)
7,829,359	4.500		12/14/17	7,858,720
Intelsat Jackson Holdings Ltd. (B/NR)
2,000,000	3.221		02/03/14	1,985,000
Intelsat Jackson Holdings SA (BB-/B1)
14,827,424	5.250		04/02/18	14,836,766
NeuStar, Inc. (NR/Ba2)
4,198,149	5.000		11/08/18	4,220,902

				31,894,334

TOTAL SENIOR TERM LOANS
(Cost $596,112,866)				$602,459,937

Corporate Obligations – 10.9%
Airlines(b)(c) – 0.4%
Delta Air Lines, Inc. (BB-/Ba2)
$1,988,000	9.500%		09/15/14	$2,087,400
United Air Lines, Inc. (BB-/Ba3)
1,099,000	9.875		08/01/13	1,126,475

				3,213,875

Beverages(b) – 0.0%
Constellation Brands, Inc. (BB+/Ba1)
300,000	4.625		03/01/23	304,500

Commercial Services(b)(c) – 0.2%
Altegrity, Inc. (CCC/Caa1)
2,000,000	10.500		11/01/15	1,755,000

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Products – Household & Leisure(b) – 0.2%
Spectrum Brands, Inc. (B/B1)
$800,000	9.500	%(c)	06/15/18	$898,000
750,000	9.500		06/15/18	845,625

				1,743,625

Finance – 0.7%
Ally Financial, Inc. (B+/B1)
1,250,000	4.625		06/26/15	1,281,250
CIT Group, Inc. (BB-/B1)(b)
1,650,000	4.250		08/15/17	1,716,000
International Lease Finance Corp. (BBB-/Ba2)(b)(c)
2,000,000	7.125		09/01/18	2,320,000

				5,317,250

Food and Beverage(b)(c) – 0.3%
Bumble Bee Acquisition Corp. (B/B2)
2,000,000	9.000		12/15/17	2,080,000

Gaming(b) – 0.5%
Chester Downs & Marina LLC (B+/B3)(c)
1,500,000	9.250		02/01/20	1,507,500
Graton Economic Development Authority (B/B3)(c)
200,000	9.625		09/01/19	209,000
MGM Resorts International (B+/Ba2)
1,000,000	11.125		11/15/17	1,102,500
1,000,000	9.000		03/15/20	1,115,000

				3,934,000

Health Care(b) – 1.5%
Community Health Systems, Inc. (BB/Ba3)
7,550,000	5.125		08/15/18	7,833,125
DaVita, Inc. (B/B2)
1,400,000	5.750		08/15/22	1,456,000
HCA, Inc. (BB/Ba3)
500,000	8.500		04/15/19	564,375
1,400,000	6.500		02/15/20	1,554,000

				11,407,500

Health Care – Pharmaceuticals(b)(c) – 0.3%
Valeant Pharmaceuticals International (BB-/B1)
2,000,000	6.500		07/15/16	2,097,500

Health Care – Services(b) – 0.6%
American Renal Holdings Co., Inc. (B/B2)
1,875,000	8.375		05/15/18	1,982,812
MPT Operating Partnership LP/MPT Finance Corp. (BB/Ba1)
2,000,000	6.375		02/15/22	2,125,000

				4,107,812

Media – Broadcasting & Radio(b)(c) – 1.3%
Univision Communications, Inc. (B+/B2)
2,400,000	6.875		05/15/19	2,469,000
7,100,000	6.750		09/15/22	7,100,000

				9,569,000

Media – Cable(b) – 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
2,000,000	7.875		04/30/18	2,160,000

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Media – Cable – (continued)
	DISH DBS Corp. (BB-/Ba2)
	$1,550,000	6.625%	10/01/14	$1,677,875

				3,837,875

	Packaging(b) – 1.0%
	Ardagh Packaging Finance PLC (B+/Ba3)(c)
	800,000	7.375	10/15/17	857,665
	Berry Plastics Corp. (B/B1)(d)
	4,500,000	5.205	02/15/15	4,511,250
	Reynolds Group Holding Ltd. (B+/B1)(c)
	2,300,000	5.750	10/15/20	2,294,250

				7,663,165

	Paper(b)(c) – 0.1%
	Longview Fibre Paper & Packaging, Inc. (B+/B2)
	750,000	8.000	06/01/16	781,875

	Services Cyclical – Business Services(b)(c) – 0.2%
	First Data Corp. (B+/B1)
	1,500,000	6.750	11/01/20	1,485,000

	Telecommunications(b)(c) – 0.3%
	Sunrise Communications International SA (BB-/Ba3)
CHF	2,050,000	5.625	12/31/17	2,239,633

	Telecommunications – Cellular(b) – 1.4%
	Matterhorn Mobile SA (BB-/B1)(c)(d)
	750,000	5.421	05/15/19	801,435
	Nextel Communications, Inc. (B+/WR)
	$3,250,000	5.950	03/15/14	3,254,063
	Sprint Nextel Corp. (BB-/Ba3)(c)
	3,500,000	9.000	11/15/18	4,191,250
	Wind Acquisition Finance SA (BB/Ba3)(c)
	2,000,000	7.250	02/15/18	1,890,000

				10,136,748

	Telecommunications – Wirelines(b) – 0.8%
	Frontier Communications Corp. (BB/Ba2)
	3,000,000	7.875	04/15/15	3,352,500
	PAETEC Holding Corp. (NR/WR)
	2,000,000	9.875	12/01/18	2,290,000

				5,642,500

	Textiles & Apparel(b)(d) – 0.1%
	Hanesbrands, Inc. (BB-/B1)
	740,000	4.113	12/15/14	745,550

	Transportation(b)(c) – 0.2%
	Aguila 3 SA (B/B2)
	1,650,000	7.875	01/31/18	1,736,625

	Utilities – Electric(b)(c) – 0.3%
	DPL, Inc. (BB+/Ba1)
	2,000,000	6.500	10/15/16	2,190,000

	TOTAL CORPORATE OBLIGATIONS
	(Cost $80,224,549)			$81,989,033

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $676,337,415)			$684,448,970

	Principal Amount	Interest Rate	Maturity Date	Value

	Short-term Investment(e) – 11.4%
	Repurchase Agreement – 11.4%
	Joint Repurchase Agreement Account II
	$85,500,000	0.245%	10/01/12	$85,500,000
	(Cost $85,500,000)

	TOTAL INVESTMENTS — 102.7%
	(Cost $761,837,415)			$769,948,970

	LIABILITIES IN EXCESS OF OTHER ASSETS — (2.7)%			(20,076,563)

	NET ASSETS — 100.0%			$749,872,407

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2012. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $42,117,608, which represents approximately 5.6% of net assets as of September 30, 2012.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.
(e)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on page 94.
Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
NR	—Not Rated
WR	—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENT — At September 30, 2012, the Fund had an unfunded loan commitment which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
ROC Finance LLC, due 08/18/17	$533,333	$545,333	$12,000

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
UBS AG (London)	USD/CHF	10/03/12	$797,493	$(3,842)
Westpac Banking Corp.	USD/CHF	10/03/12	2,219,157	(28,082)
TOTAL				$(31,924)

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 88.8%
	Automotive – 1.5%
	Ford Motor Credit Co. LLC
	$5,350,000	3.984%		06/15/16	$5,623,249
	2,400,000	8.000		12/15/16	2,892,000

					8,515,249

	Banks – 21.3%
	Abbey National Treasury Services PLC
	2,700,000	2.875		04/25/14	2,736,658
GBP	600,000	2.300	(a)	02/16/15	981,467
	ANZ Capital Trust II(b)(c)
	$4,200,000	5.360		12/15/49	4,273,500
	Bank of America Corp.
	3,400,000	6.000		09/01/17	3,916,575
	1,600,000	5.625		07/01/20	1,807,185
	1,150,000	5.875		01/05/21	1,318,825
	6,025,000	5.000		05/13/21	6,613,160
	5,300,000	5.700		01/24/22	6,156,601
	Bank of Scotland PLC(c)
	1,500,000	5.250		02/21/17	1,703,069
	BB&T Corp.(b)
	850,000	1.600		08/15/17	864,805
	Capital One Capital IV(a)(b)
	6,400,000	6.745		02/17/37	6,432,000
	Citigroup, Inc.
	7,575,000	4.450		01/10/17	8,311,859
	1,049,000	6.125		05/15/18	1,236,380
	2,750,000	5.375		08/09/20	3,164,953
	850,000	4.500		01/14/22	924,742
	Discover Bank
	3,700,000	8.700		11/18/19	4,750,856
	DnB Boligkreditt AS(c)
	500,000	2.900		03/29/16	532,150
	Fifth Third Bank(a)
	2,950,000	0.545		05/17/13	2,946,162
	HSBC Capital Funding LP(a)(b)(c)
	1,050,000	4.610		12/29/49	1,042,653
	ING Bank NV(c)
	5,400,000	2.375		06/09/14	5,429,160
	1,375,000	2.000		09/25/15	1,377,056
	JPMorgan Chase & Co.
	7,200,000	4.350		08/15/21	7,859,453
	Merrill Lynch & Co., Inc.
	1,250,000	6.400		08/28/17	1,453,093
	Mizuho Corporate Bank Ltd.(c)
	2,525,000	2.550		03/17/17	2,638,620
	MUFG Capital Finance 1 Ltd.(a)(b)
	2,650,000	6.346		07/25/49	2,887,673
	Nordea Bank AB(c)
	2,850,000	4.250		09/21/22	2,832,344
	Northern Rock Asset Management PLC(c)
	1,000,000	5.625		06/22/17	1,123,700
	Oversea-Chinese Banking Corp. Ltd.(a)(b)(c)
	2,900,000	3.150		03/11/23	2,912,659
	Regions Financial Corp.
	3,850,000	5.750		06/15/15	4,119,500

	Principal Amount	Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Banks – (continued)
	Royal Bank of Scotland Group PLC
	$4,250,000	2.550		09/18/15	$4,303,453
	Santander Holdings USA, Inc.
	3,000,000	3.000	(b)	09/24/15	3,013,300
	855,000	4.625		04/19/16	892,338
	Stadshypotek AB(c)
	2,100,000	1.875		10/02/19	2,099,370
	Standard Chartered PLC(c)
	2,275,000	3.200		05/12/16	2,374,440
	Sumitomo Mitsui Banking Corp.(c)
	5,325,000	2.900		07/22/16	5,609,201
	UBS AG
	875,000	7.625		08/17/22	902,904
	Union Bank NA
	6,600,000	2.125		06/16/17	6,747,276
	Westpac Capital Trust III(a)(b)(c)
	1,685,000	5.819		09/30/49	1,675,362

					119,964,502

	Brokerage(b) – 2.9%
	Morgan Stanley
	10,700,000	6.250		08/28/17	12,103,395
	600,000	6.625		04/01/18	682,445
	3,325,000	5.500		07/28/21	3,605,624

					16,391,464

	Chemicals(b) – 2.6%
	CF Industries, Inc.
	1,275,000	6.875		05/01/18	1,555,500
	400,000	7.125		05/01/20	500,739
	Eastman Chemical Co.
	3,700,000	2.400		06/01/17	3,869,887
	Ecolab, Inc.
	2,225,000	4.350		12/08/21	2,504,903
	Incitec Pivot Ltd.(c)
	3,700,000	4.000		12/07/15	3,838,783
	The Dow Chemical Co.
	2,328,000	7.600		05/15/14	2,570,992

					14,840,804

	Consumer Products(b)(c) – 0.6%
	LVMH Moet Hennessy Louis Vuitton SA
	3,575,000	1.625		06/29/17	3,605,387

	Distributor(b)(c) – 0.2%
	Southern Star Central Gas Pipeline, Inc.
	1,100,000	6.000		06/01/16	1,212,001

	Diversified Manufacturing(b) – 0.7%
	Xylem, Inc.
	3,650,000	3.550		09/20/16	3,874,818

	Electric – 3.3%
	Arizona Public Service Co.(b)
	3,965,000	8.750		03/01/19	5,284,446
	Nevada Power Co.(b)
	2,675,000	7.125		03/15/19	3,419,706

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
NextEra Energy Capital Holdings, Inc.
$1,950,000	1.611%		06/01/14	$1,966,083
PPL WEM Holdings PLC(b)(c)
3,700,000	5.375		05/01/21	4,126,792
Progress Energy, Inc.(b)
1,000,000	7.000		10/30/31	1,315,952
Puget Sound Energy, Inc.(a)(b)
2,000,000	6.974		06/01/67	2,140,000

				18,252,979

Energy – 11.3%
Anadarko Petroleum Corp.(b)
4,225,000	8.700		03/15/19	5,675,618
BG Energy Capital PLC(a)(b)
2,550,000	6.500		11/30/72	2,728,160
BP Capital Markets PLC(b)
8,600,000	4.500		10/01/20	9,929,246
3,850,000	3.245		05/06/22	4,036,996
Dolphin Energy Ltd.(c)
440,220	5.888	(b)	06/15/19	498,549
600,000	5.500		12/15/21	694,328
Gaz Capital SA for Gazprom
990,000	9.250		04/23/19	1,287,000
Nexen, Inc.(b)
945,000	6.400		05/15/37	1,200,228
2,525,000	7.500		07/30/39	3,605,915
Pemex Project Funding Master Trust(b)
900,000	6.625		06/15/35	1,125,000
Petrobras International Finance Co.(b)
430,000	5.750		01/20/20	488,044
2,440,000	5.375		01/27/21	2,750,167
Petroleos Mexicanos(b)
1,130,000	5.500		01/21/21	1,322,100
PTTEP Canada International Finance Ltd.(c)
820,000	5.692		04/05/21	945,572
490,000	6.350		06/12/42	563,500
Rowan Cos., Inc.(b)
2,425,000	4.875		06/01/22	2,602,069
Schlumberger Investment SA(b)(c)
825,000	1.250		08/01/17	824,010
Schlumberger Norge AS(b)(c)
800,000	1.250		08/01/17	797,728
TNK-BP Finance SA
470,000	7.500		07/18/16	544,025
Transocean, Inc.(b)
1,300,000	6.000		03/15/18	1,514,063
9,700,000	6.500		11/15/20	11,561,515
2,375,000	6.375		12/15/21	2,842,516
175,000	7.350		12/15/41	229,694
Valero Logistics(b)
2,000,000	6.050		03/15/13	2,038,318
Weatherford International Ltd.(b)
2,685,000	9.625		03/01/19	3,507,688

				63,312,049

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food & Beverage – 7.9%
Anheuser-Busch InBev Worldwide, Inc.(b)
$3,156,000	4.125%		01/15/15	$3,404,000
2,475,000	1.375		07/15/17	2,497,340
Diageo Capital PLC(b)
2,925,000	1.500		05/11/17	2,970,773
Heineken NV(b)(c)
3,325,000	3.400		04/01/22	3,462,954
Kraft Foods Group, Inc.(c)
950,000	2.250		06/05/17	982,912
702,000	6.125		08/23/18	859,823
1,475,000	3.500		06/06/22	1,554,569
Kraft Foods, Inc.
248,000	6.125		02/01/18	303,288
Mondelez International, Inc.
5,425,000	6.500		02/09/40	7,373,006
Pernod-Ricard SA(b)(c)
8,850,000	4.450		01/15/22	9,756,718
SABMiller Holdings, Inc.(b)(c)
4,850,000	2.450		01/15/17	5,072,911
5,825,000	3.750		01/15/22	6,325,583

				44,563,877

Health Care – Medical Products(b) – 1.2%
Humana, Inc.
2,765,000	7.200		06/15/18	3,364,716
PerkinElmer, Inc.
3,175,000	5.000		11/15/21	3,500,450

				6,865,166

Health Care – Services(b) – 1.9%
Coventry Health Care, Inc.
2,550,000	6.300		08/15/14	2,765,684
Express Scripts Holding Co.
3,825,000	3.125		05/15/16	4,039,070
3,575,000	3.500(c	)	11/15/16	3,843,325

				10,648,079

Life Insurance(b) – 1.0%
American International Group, Inc.
1,550,000	2.375		08/24/15	1,565,836
MetLife Capital Trust X(c)
1,500,000	9.250		04/08/38	1,980,000
Reinsurance Group of America, Inc.
1,650,000	5.000		06/01/21	1,783,841

				5,329,677

Media – Cable – 0.9%
Comcast Cable Communications Holdings, Inc.
2,200,000	8.375		03/15/13	2,278,177
DIRECTV Holdings LLC / DIRECTV Financing Co, Inc.(b)
2,825,000	3.800		03/15/22	2,906,964

				5,185,141

Media – Non Cable(b) – 3.1%
NBCUniversal Media LLC
7,325,000	2.875		04/01/16	7,723,523

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – Non Cable(b) – (continued)
News America, Inc.
$650,000	6.650%		11/15/37	$825,246
4,700,000	6.150		02/15/41	5,793,788
WPP Finance UK
2,875,000	8.000		09/15/14	3,219,520

				17,562,077

Metals & Mining(b)(c) – 0.4%
Newcrest Finance Pty Ltd.
2,400,000	4.450		11/15/21	2,460,509

Noncaptive – Financial – 2.6%
Blackstone Holdings Finance Co. LLC(b)(c)
1,525,000	4.750		02/15/23	1,590,020
1,500,000	6.250		08/15/42	1,591,614
GE Capital Trust I(a)(b)
3,280,000	6.375		11/15/67	3,452,200
General Electric Capital Corp.
2,650,000	2.300		04/27/17	2,725,487
1,325,000	5.875		01/14/38	1,573,123
International Lease Finance Corp.
3,225,000	5.750		05/15/16	3,418,500

				14,350,944

Pharmaceuticals(b) – 0.5%
Watson Pharmaceuticals, Inc.
2,550,000	3.250		10/01/22	2,585,343

Pipelines(b) – 4.8%
Energy Transfer Partners LP
3,727,000	5.950		02/01/15	4,090,084
Enterprise Products Operating LLC
2,650,000	5.250		01/31/20	3,089,347
1,975,000	8.375	(a)	08/01/66	2,221,875
1,770,000	7.034	(a)	01/15/68	1,986,825
ONEOK Partners LP
825,000	3.375		10/01/22	833,172
1,055,000	6.850		10/15/37	1,286,575
775,000	6.125		02/01/41	923,348
Tennessee Gas Pipeline Co.
1,460,000	7.000		10/15/28	1,951,199
2,125,000	8.375		06/15/32	3,063,740
TransCanada PipeLines Ltd.(a)
3,875,000	6.350		05/15/67	4,126,875
Western Gas Partners LP
586,000	5.375		06/01/21	658,743
2,575,000	4.000		07/01/22	2,683,229

				26,915,012

Property Insurance(b) – 0.6%
American International Group, Inc.
2,850,000	4.875		06/01/22	3,214,311

Property/Casualty Insurance(b) – 2.5%
Arch Capital Group Ltd.
1,245,000	7.350		05/01/34	1,596,913
Infinity Property & Casualty Corp.
4,050,000	5.000		09/19/22	4,208,533

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Property/Casualty Insurance(b) – (continued)
Mitsui Sumitomo Insurance Co. Ltd.(a)(c)
$900,000	7.000%		03/15/72	$992,356
QBE Capital Funding III Ltd.(a)(c)
3,175,000	7.250		05/24/41	3,214,688
QBE Insurance Group Ltd.(a)(c)
855,000	5.647		07/01/23	842,247
Transatlantic Holdings, Inc.
2,600,000	8.000		11/30/39	3,246,160

				14,100,897

Real Estate Investment Trusts(b) – 8.0%
Camden Property Trust
1,150,000	5.700		05/15/17	1,312,679
CubeSmart LP
1,625,000	4.800		07/15/22	1,737,760
Developers Diversified Realty Corp.
590,000	9.625		03/15/16	729,387
3,750,000	7.500		04/01/17	4,453,062
Duke Realty LP
2,200,000	4.375		06/15/22	2,310,759
Entertainment Properties Trust
2,975,000	5.750		08/15/22	3,066,239
ERP Operating LP
4,005,000	5.250		09/15/14	4,334,607
HCP, Inc.
2,975,000	6.300		09/15/16	3,449,259
Health Care REIT, Inc.
1,250,000	4.700		09/15/17	1,375,546
775,000	4.125		04/01/19	824,062
Kilroy Realty LP
2,300,000	5.000		11/03/15	2,504,953
1,125,000	6.625		06/01/20	1,345,445
National Retail Properties, Inc.
2,650,000	3.800		10/15/22	2,696,764
Pan Pacific Retail Properties, Inc.
1,350,000	5.950		06/01/14	1,447,238
Post Apartment Homes LP
3,000,000	6.300		06/01/13	3,089,159
ProLogis LP
2,075,000	6.125		12/01/16	2,385,839
UDR, Inc.
1,900,000	4.250		06/01/18	2,081,926
Ventas Realty LP
2,625,000	4.250		03/01/22	2,784,352
WEA Finance LLC(c)
3,250,000	3.375		10/03/22	3,230,893

				45,159,929

Retailers(b) – 2.3%
CVS Caremark Corp.
1,625,000	5.750		06/01/17	1,948,876
2,750,000	5.750		05/15/41	3,449,285
Walgreen Co.
3,950,000	1.800		09/15/17	4,010,077
3,575,000	3.100		09/15/22	3,649,520

				13,057,758

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Technology – Hardware(b) – 1.4%
Hewlett-Packard Co.
$1,400,000	3.000%	09/15/16	$1,443,784
4,375,000	2.600	09/15/17	4,399,213
1,680,000	4.300	06/01/21	1,709,400

			7,552,397

Tobacco – 0.8%
Altria Group, Inc.
583,000	9.700	11/10/18	832,420
1,650,000	2.850	08/09/22	1,630,675
Philip Morris International, Inc.
2,050,000	1.125	08/21/17	2,044,606

			4,507,701

Transportation(b) – 0.6%
Burlington Northern Santa Fe LLC
3,050,000	4.375	09/01/42	3,214,141

Trucking & Leasing(b)(c) – 1.0%
Penske Truck Leasing Co. LP / PTL Finance Corp.
2,450,000	3.125	05/11/15	2,506,548
3,100,000	2.500	03/15/16	3,099,191

			5,605,739

Wireless Telecommunications(b) – 0.7%
America Movil SAB de C.V.
3,925,000	2.375	09/08/16	4,082,912

Wirelines Telecommunications(b) – 2.2%
AT&T, Inc.
6,375,000	2.950	05/15/16	6,820,698
1,325,000	3.875	08/15/21	1,496,381
Telefonica Emisiones SAU
975,000	5.462	02/16/21	953,063
Verizon Communications, Inc.
2,700,000	3.500	11/01/21	2,978,677

			12,248,819

TOTAL CORPORATE OBLIGATIONS
(Cost $468,616,495)			$499,179,682

Mortgage-Backed Obligations – 1.3%
Federal Agencies – 1.3%
FHLMC – 1.3%
$3,800,000	1.000%	03/08/17	$3,857,471
200,000	1.000	06/29/17	202,518
3,200,000	2.375 (d)	01/13/22	3,358,246

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $7,196,026)			$7,418,235

Principal Amount	Interest Rate	Maturity Date	Value

Agency Debentures – 3.7%
FHLMC
$1,600,000	1.000%	07/28/17	$1,619,683
2,100,000	1.250	08/01/19	2,102,369
4,200,000	1.250	10/02/19	4,193,322
FNMA
4,300,000	0.875	08/28/17	4,321,655
7,600,000	0.875	10/26/17	7,630,217
Tennessee Valley Authority
500,000	4.625	09/15/60	611,597

TOTAL AGENCY DEBENTURES
(Cost $20,259,093)			$20,478,843

Foreign Debt Obligations – 2.9%
Sovereign – 2.5%
Federal Republic of Brazil
$1,175,000	7.125%	01/20/37	$1,768,375
Republic of Colombia
230,000	7.375	09/18/37	353,050
930,000	6.125	01/18/41	1,260,150
Republic of Indonesia
830,000	8.500	10/12/35	1,312,438
Russian Federation
3,308,550	7.500	03/31/30	4,177,044
United Mexican States
3,800,000	6.050	01/11/40	5,063,500

			13,934,557

Supranational – 0.4%
North American Development Bank
2,000,000	4.375	02/11/20	2,259,577

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $13,715,956)			$16,194,134

Municipal Debt Obligations – 3.0%
California – 1.6%
California State GO Bonds Build America Taxable Series 2009
$1,450,000	7.500%	04/01/34	$1,911,187
455,000	7.300	10/01/39	594,599
California State GO Bonds Build America Taxable Series 2010
2,320,000	7.625	03/01/40	3,156,499
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41	3,384,011

			9,046,296

Illinois – 1.0%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Bonds Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	2,303,790
Illinois State GO Bonds Build America Series 2010
3,225,000	6.630	02/01/35	3,595,972

			5,899,762

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Louisiana(a) – 0.3%
Louisiana Public Facilities Authority Series 2011-A, Class A3
$1,500,000	1.401%	04/25/35	$1,480,470

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Taxable Series 2009 F
350,000	7.414	01/01/40	516,463

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $13,993,695)			$16,942,991

Contracts	Exercise Rate	Expiration Date	Value

Options Purchased – 0.1%
Interest Rate Swaptions
Citibank NA Put– OTC – 10 year Interest Rate Swap Strike Price 1.895%
$9,500,000	1.895%	02/18/13	$208,398
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 1.895%
9,500,000	1.895	02/18/13	150,338
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 2.060%
9,400,000	2.060	02/19/13	302,643
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.060%
9,400,000	2.060	02/19/13	91,448

TOTAL OPTIONS PURCHASED – 0.1%
(Cost $843,820)			$752,827

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $524,625,085)			$560,966,712

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(e) – 0.7%
Repurchase Agreement – 0.7%
Joint Repurchase Agreement Account II
$4,000,000	0.245%	10/01/12	$4,000,000
(Cost $4,000,000)

TOTAL INVESTMENTS – 100.5%
(Cost $528,625,085)			$564,966,712

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(2,803,031)

NET ASSETS – 100.0%			$562,163,681

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $106,096,795, which represents approximately 18.9% of net assets as of September 30, 2012.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on page 95.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	63	September 2014	$15,673,612	$121,198
Eurodollars	(63)	September 2015	(15,628,725)	(196,620)
Ultra Long U.S. Treasury Bonds	201	December 2012	33,208,969	(243,656)
2 Year U.S. Treasury Notes	103	December 2012	22,714,719	10,559
5 Year U.S. Treasury Notes	858	December 2012	106,934,953	242,708
10 Year U.S. Treasury Notes	127	December 2012	16,952,516	95,751
30 Year U.S. Treasury Bonds	(73)	December 2012	(10,904,375)	(57,998)
TOTAL				$(28,058)

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$10,700	02/28/17	3 month LIBOR	0.750%	$(12,044)	$(22,605)
	1,700	07/23/24	2.150%	3 month LIBOR	—	(16,282)
Barclays Bank PLC	29,400	02/28/17	3 month LIBOR	0.750	(55,057)	(40,146)
	1,200	07/21/24	2.160	3 month LIBOR	—	(10,262)
Citibank NA	10,200	02/28/17	3 month LIBOR	0.750	(10,025)	(23,005)
	10,000	12/19/17	3 month LIBOR	1.250	(35,672)	(167,853)
Credit Suisse	16,000	02/28/17	3 month LIBOR	0.750	(19,579)	(32,232)
Deutsche Bank Securities, Inc.	14,100	02/28/17	3 month LIBOR	0.750	(36,984)	(8,674)
	1,600	07/22/24	2.130	3 month LIBOR	—	(18,113)
	2,600	07/28/24	2.060	3 month LIBOR	—	(47,178)
JPMorgan Securities, Inc.	6,200	02/28/17	3 month LIBOR	0.750	(10,115)	(9,962)
Morgan Stanley Capital Services, Inc.	19,000	02/28/17	3 month LIBOR	0.750	(42,252)	(19,273)
TOTAL					$(221,728)	$(415,585)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2012(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$2,175	(1.000)%	06/20/14	0.322%	$(13,745)	$(12,505)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	3,900	(1.000)	06/20/14	0.322	(26,076)	(20,992)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	10,400	(1.000)	06/20/14	0.322	(72,208)	(53,306)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	4,575	(1.000)	06/20/14	0.322	(26,946)	(28,268)

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2012(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Credit Suisse International (London)	Prudential Financial, Inc. 4.50% 07/15/13	$2,350	1.000%	06/22/15	1.185%	$(64,889)	$53,913
Deutsche Bank Securities, Inc.	MetLife, Inc. 5.00% 06/15/15	1,825	1.000	03/20/15	1.198	(48,048)	39,739
	MetLife, Inc. 5.00% 06/15/15	5,200	1.000	09/21/15	1.392	(182,654)	124,593
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	9,825	1.000	06/20/16	0.722	9,970	93,003
TOTAL						$(424,596)	$196,177

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2012, the Fund had the following written swaptions:

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Market Value	Premiums Received
Bank of America N.A.	Put — OTC — 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.640% versus the 3 month LIBOR maturing on July 23, 2024	$6,100	07/21/14	1.640%	$(94,880)	$(136,030)
Barclays Bank PLC	Put — OTC — 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.650% versus the 3 month LIBOR maturing on July 21, 2024	4,500	07/17/14	1.650	(71,154)	(101,250)
Deutsche Bank Securities Inc.	Put — OTC — 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.620% versus the 3 month LIBOR maturing on July 22, 2024	6,000	07/18/14	1.620	(90,000)	(135,000)
	Put — OTC — 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.550% versus the 3 month LIBOR maturing on July 28, 2024	7,300	07/24/14	1.550	(95,231)	(157,680)
TOTAL		$23,900			$(351,265)	$(529,960)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the six months ended September 30, 2012, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$—
Contracts Written	23,900	529,960
Contracts Outstanding September 30, 2012	$23,900	$529,960

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – 62.8%
Argentina(a) – 0.9%
Republic of Argentina (NR/NR)
EUR72,401,000	0.000%	12/15/35	$11,164,666
$2,350,000	0.000	12/15/35	309,025
8,720,000	0.000	12/15/35	1,111,800
ARS56,087,223	5.830	12/31/33	5,660,661

			18,246,152

Brazil – 7.1%
Brazil Letras do Tesouro Nacional (NR/NR)
BRL69,896,000	0.000 (b)	01/01/13	33,874,068
Brazil Notas do Tesouro Nacional (NR/Baa2)
30,694,000	10.000	01/01/13	15,232,484
28,004,620	6.000	05/15/17	15,589,816
28,800,000	10.000	01/01/21	14,498,347
37,793,000	10.000	01/01/23	18,945,397
Brazil Notas do Tesouro Nacional (NR/NR)
31,308,389	6.000	08/15/16	17,125,952
22,670,000	10.000	01/01/18	11,537,804
10,419,411	6.000	08/15/22	6,077,961
27,193,397	6.000	08/15/40	17,058,760

			149,940,589

Chile – 0.7%
Bonos de la Tesoreria de la Republica (NR/NR)
CLP1,954,125,825	3.000	01/01/15	4,170,507
Bonos de la Tesoreria de la Republica en pesos (NR/NR)
3,885,000,000	6.000	01/01/22	8,554,572
Bonos del Banco Central de Chile en Pesos (NR/NR)
1,270,000,000	6.000	02/01/21	2,789,170

			15,514,249

Colombia – 1.2%
Republic of Colombia (BBB-/Baa3)
COP2,399,000,000	12.000	10/22/15	1,639,663
5,702,000,000	7.750	04/14/21	3,895,192
16,912,000,000	9.850	06/28/27	14,263,861
Republic of Colombia (NR/Baa3)
8,159,000,000	4.375	03/21/23	4,576,321

			24,375,037

Dominican Republic – 0.5%
Dominican Republic (NR/NR)
DOP309,000,000	16.950	02/04/22	9,560,932

Hungary – 4.0%
Hungary Government Bond (BB+/Ba1)
HUF2,285,200,000	8.000	02/12/15	10,613,574
9,084,320,000	5.500	02/12/16	39,605,614
1,531,700,000	6.750	02/24/17	6,907,771
3,225,050,000	6.750	11/24/17	14,501,870
487,500,000	7.500	11/12/20	2,233,854
Hungary Government Bond (BB+/NR)
2,602,300,000	7.000	06/24/22	11,483,510

			85,346,193

Sovereign Debt Obligations – (continued)
Indonesia – 2.3%
Republic of Indonesia (BB+/Baa3)
IDR63,600,000,000	11.000%	11/15/20	$8,854,401
Republic of Indonesia (NR/Baa3)
265,462,000,000	10.500	08/15/30	38,896,056

			47,750,457

Ivory Coast – 0.8%
Republic of Ivory Coast (NR/NR)
20,001,000	3.750	12/31/32	16,955,014

Malaysia – 8.1%
Malaysia Government Bond (NR/A3)
MYR46,000,000	4.262	09/15/16	15,596,205
23,740,000	4.012	09/15/17	7,986,473
106,025,000	4.378	11/29/19	36,535,525
157,435,000	4.160	07/15/21	53,787,502
Malaysia Government Bond (NR/NR)
98,300,000	3.314	10/31/17	32,129,650
77,450,000	3.580	09/28/18	25,529,838

			171,565,193

Mexico – 3.7%
Mexican Bonos (A-/Baa1)
MXN494,648,800	9.500	12/18/14	42,347,632
55,912,400	7.500	06/03/27	5,053,585
16,299,200	10.000	11/20/36	1,817,703
United Mexican States (A-/Baa1)
226,023,200	8.500	11/18/38	22,126,542
70,783,400	7.750	11/13/42	6,433,100

			77,778,562

Nigeria(b) – 0.0%
Nigeria Government International Bond (NR/NR)
NGN172,000,000	0.000	02/21/13	1,038,019

Peru – 2.8%
Peru Government Bond (BBB+/Baa2)
PEN1,971,000	9.910	05/05/15	883,869
73,190,000	7.840	08/12/20	34,876,874
21,704,000	8.200	08/12/26	11,275,964
6,211,000	6.900	08/12/37	2,887,757
Peru Government Bond (NR/Baa2)
1,390,000	9.910	05/05/15	623,327
1,331,000	6.950	08/12/31	615,341
3,840,000	6.850	02/12/42	1,751,940
Peru Government Bond (NR/NR)
1,390,000	4.400	09/12/13	542,033
12,000,000	5.200	09/12/23	4,854,024

			58,311,129

Philippines – 0.9%
Republic of Philippines (BB/Ba2)
PHP613,000,000	4.950	01/15/21	15,562,550
166,000,000	6.250	01/14/36	4,406,506

			19,969,056

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Poland – 3.3%
Poland Government Bond (A/A2)
PLN107,034,392	3.000%		08/24/16	$34,863,480
19,600,000	5.250		10/25/20	6,397,765
86,090,000	5.750		10/25/21	28,949,923

				70,211,168

South Africa – 6.0%
Republic of South Africa (A/Baa1)
ZAR335,793,342	10.500		12/21/26	51,129,134
Republic of South Africa (NR/Baa1)
84,520,000	6.250		03/31/36	8,087,154
Republic of South Africa (NR/NR)
390,500,000	7.750		02/28/23	49,443,328
135,530,000	8.750		02/28/48	17,024,067

				125,683,683

Sri Lanka – 0.1%
Sri Lanka Government Bonds (B+/NR)
LKR123,000,000	7.500		08/15/18	711,323
Sri Lanka Government Bonds (NR/NR)
123,000,000	8.000		06/15/17	761,124

				1,472,447

Thailand – 7.1%
Thailand Government Bond (A-/Baa1)
THB116,300,000	5.250		05/12/14	3,899,826
1,217,955,000	3.625		05/22/15	40,000,456
385,300,000	3.125		12/11/15	12,494,404
951,125,000	4.125		11/18/16	31,932,727
666,433,565	1.200		07/14/21	21,940,485
247,400,000	3.650		12/17/21	8,115,644
323,800,000	3.625		06/16/23	10,454,090
Thailand Government Bond (NR/Baa1)
392,400,000	3.250		06/16/17	12,711,795
282,100,000	3.580		12/17/27	8,870,874

				150,420,301

Turkey – 12.4%
Turkey Government Bond (BBB-/Ba1)
TRY101,850,000	9.000		03/05/14	57,784,740
Turkey Government Bond (BBB-/NR)
85,300,000	0.000	(b)	07/17/13	44,902,717
58,275,000	10.000		12/04/13	33,314,260
20,025,000	11.000		08/06/14	11,810,786
25,150,000	9.000		01/27/16	14,561,004
60,100,000	9.000		03/08/17	34,986,583
16,800,000	10.500		01/15/20	10,574,704
47,200,000	9.500		01/12/22	28,458,242
43,976,808	3.000		02/23/22	25,829,341

				262,222,377

Venezuela – 0.9%
Republic of Venezuela (B+/B2)
$5,890,000	9.000		05/07/23	5,183,200
12,110,000	8.250		10/13/24	9,960,475

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Venezuela – (continued)
Republic of Venezuela (B+/B2) – (continued)
$4,820,000	9.250%		05/07/28	$4,241,600

				19,385,275

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $1,293,662,519)				$1,325,745,833

Structured Notes – 16.8%
Brazil – 1.2%
Notas do Tesouro Nacional (Issuer Credit Suisse Nassau) (NR/NR)
BRL12,430,021	6.000%		08/19/40	$7,797,508
21,588,984	6.000		08/19/40	13,543,041
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
6,847,415	6.000		08/15/40	4,295,470

				25,636,019

Colombia – 1.9%
Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP24,174,000,000	11.250	(c)	10/25/18	17,146,613
15,491,000,000	11.250	(c)	10/25/18	10,987,763
11,545,000,000	11.000		07/27/20	8,310,860
4,226,000,000	11.000		07/25/24	3,043,088

				39,488,324

Indonesia – 4.8%
Republic of Indonesia (Issuer Barclays Bank PLC) (NR/NR)
IDR140,000,000,000	10.000		07/17/17	17,366,683
Republic of Indonesia (Issuer Deutsche Bank AG (London) (NR/NR)
75,000,000,000	8.250		07/19/21	9,103,299
217,500,000,000	7.000	(c)	05/17/22	24,417,920
35,400,000,000	7.000	(c)	05/17/27	3,918,272
29,500,000,000	8.250	(c)	06/17/32	3,618,784
Republic of Indonesia (Issuer HSBC Corp.) (NR/NR)
46,000,000,000	10.000		07/15/17	5,706,196
77,000,000,000	7.000		05/15/22	8,644,505
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (A/NR)
50,100,000,000	10.000		07/17/17	6,214,791
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
80,000,000,000	11.000		11/17/20	11,137,612
118,000,000,000	6.625	(c)	05/17/33	12,155,036

				102,283,098

Nigeria(c) – 1.5%
Nigeria Government International Bond (Issuer Deutsch Bank AG (London) (NR/NR)
NGN605,000,000	0.000	(b)	10/15/12	3,830,503
715,000,000	0.000	(b)	04/08/13	4,261,346
351,800,000	0.000	(b)	07/01/13	2,027,492
141,100,000	16.390		01/31/22	1,065,656

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Structured Notes – (continued)
Nigeria(c) – (continued)
Nigeria Government International Bond (Issuer HSBC Corp.) (NR/NR)(b)
NGN2,444,000,000	0.000%	08/12/13	$13,878,193
Nigeria Government International Bond (Issuer JPMorgan Chase Bank NA) (NR/NR)(b)
1,278,400,000	0.000	02/25/13	7,715,134

			32,778,324

Russia – 7.4%
Russian Federation (Issuer Credit Suisse Nassau) (NR/NR)
RUB279,400,000	7.500	03/15/18	8,995,629
1,981,000,000	7.500	02/27/19	63,313,255
Russian Federation (Issuer Deutsche Bank AG (London) (NR/NR)
85,000,000	7.350	01/22/16	2,743,116
450,000,000	7.350 (c)	01/22/16	14,522,378
250,000,000	7.350 (c)	01/22/16	8,067,988
400,930,000	7.500 (c)	03/01/19	12,807,410
Russian Federation (Issuer JPMorgan Chase Bank NA) (NR/NR)
631,400,000	7.350	01/22/16	20,376,509
781,400,000	7.500	03/17/18	25,158,142

			155,984,427

TOTAL STRUCTURED NOTES
(Cost $348,225,391)			$356,170,192

Corporate Obligations – 9.5%
Colombia – 0.4%
Empresas Publicas de Medellin ESP (NR/Baa3)
COP12,664,000,000	8.375%	02/01/21	$7,907,139

Hong Kong – 0.5%
Evergrande Real Estate Group Ltd. (BB-/B2)
CNY46,670,000	7.500	01/19/14	7,019,176
Melco Crown Entertainment Ltd. (NR/NR)
21,750,000	3.750	05/09/13	3,420,601

			10,439,777

Mexico(c) – 2.2%
Petroleos Mexicanos (A-/Baa1)
MXN571,621,400	7.650	11/24/21	46,528,501

Russia – 1.2%
RSHB Capital SA for OJSC Russian Agricultural Bank (NR/Baa1)
RUB632,800,000	7.500	03/25/13	20,386,729
188,000,000	8.700	03/17/16	6,252,604

			26,639,333

South Africa – 2.1%
Transnet Ltd. (NR/NR)
ZAR8,000,000	9.250	11/14/17	1,058,963
46,000,000	10.500	09/17/20	6,473,990
18,000,000	10.800	11/06/23	2,598,460
93,000,000	9.500	08/19/25	12,024,620

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
South Africa – (continued)
Transnet Ltd. (NR /NR) – (continued)
ZAR181,000,000	8.900%	11/14/27	$22,481,935

			44,637,968

Thailand – 2.9%
Bank of Thailand (NR/NR)(b)
THB1,002,000,000	0.000	03/07/13	32,122,513
Bank of Thailand (NR/Baa1)
533,700,000	3.420	08/18/13	17,375,183
92,000,000	3.300	04/30/14	2,993,258
290,200,000	3.220	03/01/16	9,372,050

			61,863,004

United States – 0.1%
JPMorgan Chase & Co. (A/A2)
PHP52,000,000	6.000	10/10/12	1,237,579

Venezuela(d) – 0.1%
Petroleos de Venezuela SA (B+/NR)
$1,500,000	5.250	04/12/17	1,181,250

TOTAL CORPORATE OBLIGATIONS
(Cost $198,056,479)			$200,434,551

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,839,944,389)			$1,882,350,576

Short-term Investment(e) – 8.9%
Repurchase Agreement – 8.9%
Joint Repurchase Agreement Account II
$187,400,000	0.245%	10/01/12	$187,400,000
(Cost $187,400,000)

TOTAL INVESTMENTS – 98.0%
(Cost $2,027,344,389)			$2,069,750,576

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			41,271,095

NET ASSETS – 100.0%			$2,111,021,671

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 186,948,989, which represents approximately 8.9% of net assets as of September 30, 2012.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

(e)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on page 95.
Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investor Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
ARS	—Argentine Peso
BGN	—New Bulgarian Lev
BRL	—Brazilian Real
CLP	—Chilean Peso
CNY	—Chinese Yuan
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
LKR	—Sri Lanka Rupee
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
ZAR	—South African Rand

Investment Abbreviations:
BUBOR	—Budapest Interbank Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NR	—Not Rated
TELBOR	—Tel Aviv Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	EUR/CZK	12/19/12	$2,448,722	$73,361
	IDR/USD	10/11/12	11,209,227	25,227
	JPY/USD	12/19/12	5,190,586	51,586
	MYR/USD	10/11/12	4,081,366	99,443
	MYR/USD	10/30/12	19,764,077	95,978
	PLN/EUR	12/19/12	5,054,673	15,171
	USD/PHP	10/11/12	3,286,952	16,177
	USD/TWD	10/18/12	10,090,557	4,443
	USD/ZAR	12/19/12	29,857,615	244,454
Citibank NA	BRL/USD	10/11/12	17,218,151	229,812
	COP/USD	10/17/12	13,908,964	1,606
	MYR/USD	10/11/12	25,264,593	1,139,546
	RUB/USD	10/11/12	103,809,598	4,279,034
	RUB/USD	10/22/12	5,185,748	7,748
	SGD/USD	12/19/12	15,144,078	24,078
	USD/JPY	12/19/12	19,570,120	102,316
	USD/RUB	10/17/12	3,356,996	18,390
Credit Suisse International (London)	MXN/USD	12/19/12	20,050,565	206,565
	PEN/USD	10/22/12	22,652,211	8,703
	RUB/USD	10/09/12	10,125,752	319,752
	USD/TRY	12/19/12	6,544,768	12,232
Deutsche Bank AG (London)	EUR/CZK	12/19/12	4,960,712	83,453
	EUR/HUF	12/19/12	5,102,861	32,841
	HUF/PLN	12/19/12	5,133,259	2,424
	IDR/USD	10/11/12	9,047,954	10,954
	INR/USD	10/04/12	11,492,979	606,645
	KRW/USD	10/05/12	15,281,347	242,347
	MYR/USD	10/19/12	23,260,398	15,972
	USD/EUR	12/19/12	88,190,097	450,127
	USD/MXN	12/19/12	5,156,413	21,587
	USD/THB	11/09/12	9,234,846	85,154
HSBC Bank PLC	CNY/USD	02/04/13	18,898,944	83,944
	EUR/CZK	12/19/12	4,922,109	122,056
	HUF/EUR	12/19/12	5,007,085	80,708
	IDR/USD	10/11/12	9,080,959	43,959
	INR/USD	10/18/12	20,443,266	421,199
	KRW/USD	10/05/12	14,803,449	181,180
	MXN/JPY	12/19/12	3,747,889	18,781
	MYR/USD	10/11/12	4,603,714	105,714
	TRY/USD	12/19/12	49,208,274	436,122
	USD/COP	10/17/12	4,435,612	9,216
	USD/MXN	12/19/12	5,176,842	1,158
	USD/TRY	12/19/12	2,074,201	3,603
JPMorgan Securities, Inc.	HUF/EUR	12/19/12	5,007,085	73,760
	ILS/USD	12/19/12	8,568,684	225,988
	INR/USD	10/10/12	30,052,591	1,696,856
	INR/USD	10/18/12	30,693,579	341,039
	TRY/USD	12/19/12	21,147,763	100,180
	USD/EUR	12/19/12	9,808,381	219,809

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Merrill Lynch International	TRY/USD	12/19/12	$11,416,535	$18,498
	USD/PLN	12/19/12	29,752,778	120,787
Morgan Stanley & Co.	USD/EUR	12/19/12	5,102,262	36,828
Royal Bank of Canada	MXN/USD	12/19/12	3,539,890	10,231
	PLN/USD	12/19/12	125,988,797	3,850,143
Royal Bank of Scotland PLC	INR/USD	10/10/12	41,621,347	2,156,203
	INR/USD	10/18/12	31,335,170	1,051,170
	INR/USD	11/06/12	11,415,387	72,453
	TRY/USD	12/19/12	20,258,044	148,831
	USD/TRY	12/19/12	4,119,318	19,682
State Street Bank	MXN/USD	12/19/12	16,275,050	254,641
UBS AG (London)	BRL/USD	10/05/12	4,924,581	64,581
	BRL/USD	10/19/12	16,267,850	28,850
	RUB/USD	10/22/12	10,256,239	11,239
	USD/MXN	12/19/12	10,325,859	31,141
TOTAL				$20,567,676

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America N.A.	COP/USD	10/17/12	$7,686,253	$(13,747)
	CZK/EUR	12/19/12	7,952,428	(71,353)
	EUR/HUF	12/19/12	10,515,143	(40,070)
	USD/CLP	10/04/12	9,986,745	(184,745)
Barclays Bank PLC	PHP/USD	10/15/12	5,105,626	(11,374)
	USD/PHP	10/11/12	4,211,132	(43,020)
	USD/PLN	12/19/12	10,489,542	(79,542)
	USD/TWD	10/18/12	10,378,704	(23,704)
	ZAR/USD	12/19/12	5,147,939	(57,061)
Citibank NA	EUR/USD	12/19/12	16,731,868	(345,176)
	IDR/USD	10/11/12	39,047,777	(132,905)
	PHP/USD	10/15/12	8,264,465	(1,535)
	SGD/USD	12/19/12	9,900,971	(44,536)
	USD/IDR	10/11/12	8,795,116	(36,208)
	USD/INR	10/18/12	5,224,446	(46,446)
	USD/JPY	12/19/12	16,248,467	(180,742)
	USD/KRW	10/05/12	20,007,404	(394,404)
	USD/MYR	10/11/12	10,974,787	(203,851)
	USD/RUB	10/09/12	5,247,825	(98,678)
	USD/SGD	12/19/12	45,321,497	(705,497)
Credit Suisse International (London)	CLP/USD	10/04/12	9,986,745	(45,085)
	RUB/USD	10/17/12	33,459,726	(366,170)
	USD/CLP	10/11/12	11,993,703	(596,480)
	USD/TRY	12/19/12	25,080,099	(149,099)
Deutsche Bank AG (London)	CZK/EUR	12/19/12	2,522,083	(68,849)
	EUR/BGN	11/23/12	30,398,611	(69,111)
	ILS/USD	12/19/12	20,023,169	(29,831)
	MYR/USD	10/19/12	20,102,554	(86,446)
	USD/INR	10/18/12	14,074,544	(315,544)
	USD/KRW	10/05/12	10,077,393	(253,393)

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG (London) (continued)	USD/THB	11/09/12	$61,897,605	$(1,406,593)
	USD/TWD	10/18/12	10,459,399	(49,399)
	USD/ZAR	10/09/12	18,551,660	(229,606)
HSBC Bank PLC	EUR/HUF	12/19/12	5,207,034	(4,451)
	PHP/USD	10/17/12	19,989,817	(199,183)
	USD/CNH	10/22/12	3,436,975	(41,975)
	USD/MXN	12/19/12	2,959,458	(11,295)
	USD/RUB	10/11/12	29,925,859	(1,048,249)
	USD/TWD	10/18/12	10,287,967	(33,967)
JPMorgan Securities, Inc.	BRL/USD	10/11/12	10,228,155	(159)
	BRL/USD	10/19/12	4,952,737	(7,609)
	EUR/BGN	11/23/12	15,084,938	(13,239)
	IDR/USD	10/11/12	5,312,182	(767)
	MXN/USD	12/19/12	145,803,305	(1,182,157)
	TRY/USD	12/19/12	50,401,033	(71,967)
	USD/CNY	02/04/13	7,630,026	(45,779)
	USD/IDR	10/11/12	10,559,114	(51,114)
	USD/TRY	12/19/12	140,011,836	(561,837)
Royal Bank of Canada	BRL/USD	10/17/12	21,747,198	(26,802)
	RUB/USD	10/22/12	26,805,193	(118,807)
	USD/BRL	10/11/12	9,668,845	(159,087)
	USD/MXN	12/19/12	3,777,486	(19,524)
	ZAR/USD	10/09/12	52,992,374	(677,273)
	ZAR/USD	12/19/12	10,180,096	(176,904)
Royal Bank of Scotland PLC	USD/INR	10/04/12	11,492,979	(105,338)
	USD/INR	10/18/12	9,467,915	(246,915)
Standard Chartered Bank	MYR/USD	10/30/12	20,436,741	(8,008)
	USD/INR	10/18/12	5,259,891	(136,891)
State Street Bank	MXN/USD	12/19/12	45,230,801	(208,199)
UBS AG (London)	USD/CZK	12/19/12	34,459,128	(362,767)
	USD/RUB	10/11/12	12,829,113	(70,800)
	ZAR/USD	12/19/12	8,884,658	(74,353)
TOTAL				$(12,045,616)

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(27)	December 2012	$(4,460,906)	$53,206
5 Year U.S. Treasury Notes	55	December 2012	6,854,805	26,860
10 Year U.S. Treasury Notes	(25)	December 2012	(3,337,110)	(14,183)
TOTAL				$65,883

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	32,350		01/02/14	7.750%	1 month Brazilian Interbank Deposit Average	$—	$9,942
		186,520		01/02/14	7.775	1 month Brazilian Interbank Deposit Average	—	87,330
		186,520		01/02/14	7.760	1 month Brazilian Interbank Deposit Average	—	87,352
		31,000		01/02/17	9.025	1 month Brazilian Interbank Deposit Average	—	(9,470)
	CLP	1,959,710	(a)	07/05/22	6 month CLICP	5.160%	—	61,846
	KRW	48,420,000	(a)	08/13/22	3 month KWCDC	3.120	—	22,428
	MXN	435,070	(a)	04/22/27	9.300	Mexico Interbank TIIE 28 Days	—	1,136,416
		158,630	(a)	09/03/27	8.590	Mexico Interbank TIIE 28 Days	—	129,163
Barclays Bank PLC	HUF	6,390,000		09/29/13	6.420	6 month BUBOR	—	27,841
	BRL	13,820		01/02/14	7.780	1 month Brazilian Interbank Deposit Average	—	6,282
		600		01/02/15	10.040	1 month Brazilian Interbank Deposit Average	—	10,224
	HUF	351,610		10/04/16	7.020	6 month BUBOR	—	104,290
		1,051,500		10/11/16	6.817	6 month BUBOR	—	268,949
		597,910		10/14/16	6.560	6 month BUBOR	—	121,904
		360,430		10/20/16	6.750	6 month BUBOR	—	87,159
		861,330		10/21/16	6.680	6 month BUBOR	—	197,387
	BRL	33,710		01/02/17	9.550	1 month Brazilian Interbank Deposit Average	—	238,988
		48,150		01/02/17	9.585	1 month Brazilian Interbank Deposit Average	—	361,798
	MYR	48,470		05/23/17	3 month KLIBOR	3.250	47	31,691
	TWD	587,590		09/11/17	3 month TWD	1.030	—	(1,756)
	PLN	67,100		07/27/22	6 month WIBOR	4.631	—	(412,769)
	KRW	26,091,240	(a)	09/18/22	3 month KWCDC	3.300	—	(152,747)
	MXN	703,500	(a)	06/29/27	8.010	Mexico Interbank TIIE 28 Days	—	(201,801)
Barclays Bank PLC (continued)	MXN	301,660	(a)	07/30/27	8.650%	Mexico Interbank TIIE 28 Days	—	303,658
Citibank NA	BRL	54,430		01/02/15	8.450	1 month Brazilian Interbank Deposit Average	—	84,107
		25,950		01/02/17	9.260	1 month Brazilian Interbank Deposit Average	—	89,509
	MYR	146,900		07/02/17	3 month KLIBOR	3.265	181	86,554
		74,800		07/25/17	3 month KLIBOR	2.920	(348)	436,659
	MXN	94,190	(a)	09/03/27	8.520	Mexico Interbank TIIE 28 Days	—	62,894

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc.	BRL	93,900		01/02/14	7.740%	1 month Brazilian Interbank Deposit Average	$—	$24,027
		181,670		01/02/14	7.765	1 month Brazilian Interbank Deposit Average	—	85,073
		74,070		01/02/15	8.445	1 month Brazilian Interbank Deposit Average	—	111,256
		130,000		01/02/15	9.960	1 month Brazilian Interbank Deposit Average	—	2,115,975
	MYR	75,300		12/19/16	3.280	3 month KLIBOR	(66)	17,688
	BRL	47,070		01/02/17	9.450	1 month Brazilian Interbank Deposit Average	—	(72,029)
		137,920		01/02/17	9.565	1 month Brazilian Interbank Deposit Average	—	(79,624)
	TWD	758,600		08/17/17	3 month TWD	0.990%	—	45,088
		501,620		09/12/17	3 month TWD	1.030	—	(1,331)
	ILS	42,450		09/14/17	2.935	3 month TELBOR	—	64,688
	MXN	253,660		07/18/22	5.710	Mexico Interbank TIIE 28 Days	(487)	(177,431)
	PLN	43,900		07/24/22	6 month WIBOR	4.495	—	(119,859)
	KRW	22,865,240	(a)	09/14/22	3 month KWCDC	3.210	—	(59,976)
		26,091,240	(a)	09/18/22	3 month KWCDC	3.320	—	(171,642)
	MXN	159,380	(a)	04/22/27	9.290	Mexico Interbank TIIE 28 Days	—	412,885
		159,100	(a)	06/11/27	8.700	Mexico Interbank TIIE 28 Days	—	193,000
JPMorgan Securities, Inc.	PLN	47,600		07/27/17	6 month WIBOR	4.410	—	(92,554)
	TWD	1,148,800		07/27/17	3 month TWD	0.925	—	181,017
		597,390		09/11/17	3 month TWD	1.020	—	8,178
	ILS	53,880		09/14/17	2.915	3 month TELBOR	—	69,303
	ZAR	125,000		12/20/21	7.760	3 month JIBAR	(1,667)	1,219,139
	PLN	18,000		07/26/22	6 month WIBOR	4.570	—	(83,171)
Morgan Stanley & Co.	BRL	13,820		01/02/15	10.025	1 month Brazilian Interbank Deposit Average	—	233,523
		20,570		01/02/15	9.270	1 month Brazilian Interbank Deposit Average	—	198,118
		47,980		01/02/17	9.550	1 month Brazilian Interbank Deposit Average	—	340,156
UBS AG (London)	ILS	76,090		09/19/17	2.920	3 month TELBOR	—	97,530
TOTAL							$(2,340)	$7,834,855

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 103.9%
Collateralized Mortgage Obligations – 11.8%
Adjustable Rate Non-Agency(a) – 2.4%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$235,486	2.821%	04/25/35	$224,360
American Home Mortgage Investment Trust Series 2004-3, Class 1A
2,637	0.587	10/25/34	2,622
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
212,121	2.722	04/25/34	201,094
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
1,222,907	2.751	07/25/35	894,153
Countrywide Alternative Loan Trust Series 2005-16, Class A1
851,872	1.793	06/25/35	553,133
Countrywide Alternative Loan Trust Series 2005-38, Class A1
239,981	1.648	09/25/35	161,260
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
275,295	2.718	02/19/34	245,323
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
306,482	2.801	11/20/34	272,070
Harborview Mortgage Loan Trust Series 2005-15, Class 2A11
583,518	0.489	10/20/45	428,102
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
333,375	0.459	01/19/36	199,387
Impac CMB Trust Series 2004-08, Class 1A
89,881	0.937	10/25/34	73,926
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
976,548	3.071	07/25/35	890,747
Master Adjustable Rate Mortgages Trust Series 2007-1, Class I2A3
9,968	0.888	01/25/47	5,046
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
1,093,856	2.828	10/25/34	964,843
Mortgage IT Trust Series 2005-5, Class A1
811,418	0.477	12/25/35	568,006
Sequoia Mortgage Trust Series 2004-09, Class A2
336,353	1.024	10/20/34	293,236
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
201,643	2.785	09/25/34	200,878
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
470,908	2.804	05/25/34	470,352

			6,648,538

Interest Only(b) – 0.7%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
5,317	5.500	06/25/33	171
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)(c)
57,196	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
21,648	5.250	07/25/33	1,812

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(b) – (continued)
FHLMC REMIC Series 3404, Class SB(a)
$2,089,426	5.779%	01/15/38	$332,887
FHLMC REMIC Series 3405, Class SC(a)
1,839,523	5.779	01/15/38	345,829
FNMA REMIC Series 2007-22, Class SD(a)
1,913,645	6.184	03/25/37	329,805
FNMA REMIC Series 2008-18, Class SC(a)
1,077,512	5.634	03/25/38	163,511
FNMA REMIC Series 2009-104 ,Class KS(a)
2,512,209	5.984	12/25/39	398,082
FNMA REMIC Series 2010-126, Class LS(a)
2,039,747	4.786	11/25/40	126,464
FNMA REMIC Series 2010-134, Class SV(a)
1,385,736	5.804	12/25/40	214,073
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
23,601	0.123	08/25/33	92
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
7,620	0.320	07/25/33	54

			1,912,780

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
11,057	25.770	10/16/31	17,902
GNMA Series 2001-51, Class SB
10,883	25.770	10/16/31	18,524

			36,426

Planned Amortization Class – 1.5%
FHLMC REMIC Series 3748
1,000,000	4.000	11/15/39	1,122,854
FHLMC REMIC Series 3906 , Class HG
2,868,974	4.000	08/15/26	3,045,272

			4,168,126

Sequential Fixed Rate – 3.2%
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
2,000,000	4.317	11/25/19	2,341,809
FHLMC Multifamily Structured Pass-Through Certificates Series K705, Class A2
3,500,000	2.303	09/25/18	3,716,092
FHLMC Multifamily Structured Pass-Through Certificates Series K706, Class A2
1,900,000	2.323	10/25/18	2,011,166
FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
200,000	1.883	05/25/19	205,973
FHLMC REMIC Series 2042, Class N
257,471	6.500	03/15/28	292,106
FHLMC REMIC Series 2844, Class BY
7,786	4.000	06/15/18	7,785
FNMA REMIC Series 2000-16, Class ZG
442,055	8.500	06/25/30	512,827

			9,087,758

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a) – 4.0%
FHLMC REMIC Series 4103, Class BF
$2,857,143	0.590%	12/15/38	$2,860,466
FNMA REMIC Series 2011-63, Class FG
816,796	0.667	07/25/41	820,355
FNMA REMIC Series 2012-68, Class AF
1,980,744	0.667	02/25/39	1,991,691
FNMA REMIC Series 2012-68, Class FB
5,487,126	0.667	04/25/39	5,516,645

			11,189,157

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$33,042,785

Commercial Mortgage-Backed Securities – 13.8%
Sequential Fixed Rate – 5.3%
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4
$1,750,000	5.431%	10/15/49	$2,028,361
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class AM
50,000	5.347	12/10/46	53,019
Commercial Mortgage-Pass Through Certificates Series 2006-C8, Class A4
1,300,000	5.306	12/10/46	1,498,119
DBUBS Mortgage Trust Series 2011-LC2A, Class A4(d)
1,000,000	4.537	07/10/44	1,166,710
FNMA ACES Series 2012-M8, Class ASQ3
2,000,000	1.801	12/25/19	2,050,868
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
3,640,000	5.156	02/15/31	4,088,543
UBS Barclays Commercial Mortgage Trust Series 2012-C3, Class A4
2,800,000	3.091	08/10/49	2,933,833
UBS Commercial Mortgage Trust Series 2012-C1, Class A3
1,000,000	3.400	05/10/45	1,078,520

			14,897,973

Sequential Floating Rate(a) – 8.5%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
150,000	5.813	04/10/49	161,880
Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class AM
150,000	5.906	06/11/40	164,343
FNMA ACES Series 2012-M12, Class 2A
1,800,000	2.710	09/25/22	1,894,219
FNMA ACES Series 2012-M4, Class 1A2
2,300,000	2.976	04/25/22	2,452,177
FREMF Mortgage Trust Series 2012-K17, Class B(d)
325,000	4.499	12/25/44	342,718
FREMF Mortgage Trust Series 2012-K706, Class B(d)
900,000	4.162	11/25/44	948,624
FREMF Mortgage Trust Series 2012-K706, Class C(d)
625,000	4.162	11/25/44	600,542
FREMF Mortgage Trust Series 2012-K707, Class C(d)
425,000	4.018	01/25/47	404,629
GS Mortgage Securities Corp. II Series 2007-GG10, Class A4
5,000,000	5.983	08/10/45	5,739,988

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4
$3,750,000	5.335%	08/12/37	$4,125,930
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7, Class A4
925,000	6.061	04/15/45	1,060,093
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
1,000,000	5.866	09/15/45	1,190,793
Morgan Stanley Capital I Series 2006-HQ9, Class A4
2,769,000	5.731	07/12/44	3,186,910
Morgan Stanley Capital I, Inc. Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	53,693
Morgan Stanley Capital I, Inc. Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	47,790
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4(d)
1,300,000	4.869	02/15/44	1,546,664

			23,920,993

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$38,818,966

Federal Agencies – 78.3%
Adjustable Rate FHLMC(a) – 0.3%
$189,018	2.375%	04/01/33	$201,959
81,861	2.410	09/01/33	87,469
35,979	2.280	10/01/34	38,280
70,294	2.378	11/01/34	75,254
68,891	2.372	02/01/35	73,752
249,864	2.381	06/01/35	267,369
248,015	2.381	08/01/35	265,435

			1,009,518

Adjustable Rate FNMA(a) – 0.9%
7,900	2.368	07/01/22	8,157
21,958	2.344	07/01/27	22,882
31,744	2.344	11/01/27	33,072
7,541	2.344	01/01/31	7,904
9,007	2.344	06/01/32	9,450
21,859	2.368	08/01/32	22,876
55,294	2.368	05/01/33	57,917
26,648	2.165	06/01/33	27,945
327,636	2.395	06/01/33	351,746
23,260	2.360	07/01/33	24,923
312,914	2.366	08/01/33	326,581
3,176	3.000	09/01/33	3,382
179,904	2.538	12/01/33	193,340
1,338	2.574	12/01/33	1,372
6,754	2.436	04/01/34	7,236
460,892	2.655	08/01/34	495,603
83,693	2.583	11/01/34	89,853
118,110	2.320	02/01/35	126,218
174,665	2.677	03/01/35	185,498
82,007	2.933	04/01/35	88,132
139,766	2.968	05/01/35	150,205
19,032	2.344	11/01/35	19,834
91,429	2.344	12/01/37	95,339

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA – (continued)
$46,106	2.344%	01/01/38	$48,086
37,822	2.344	11/01/40	39,636

			2,437,187

Adjustable Rate GNMA(a) – 0.9%
46,413	1.750	06/20/23	47,929
22,096	1.625	07/20/23	22,828
23,553	1.625	08/20/23	24,337
60,338	1.625	09/20/23	62,359
17,109	1.625	03/20/24	17,682
150,060	1.750	04/20/24	155,253
18,377	1.750	05/20/24	19,015
123,340	1.750	06/20/24	127,646
32,806	2.000	06/20/24	34,438
42,866	1.625	07/20/24	44,381
44,816	2.000	07/20/24	47,069
76,678	1.625	08/20/24	79,309
40,261	2.000	08/20/24	42,295
37,616	1.625	09/20/24	38,959
44,621	2.000	11/20/24	46,912
16,957	2.000	12/20/24	17,832
24,515	2.500	12/20/24	26,015
29,557	2.000	01/20/25	31,088
15,638	2.000	02/20/25	16,454
52,902	2.000	05/20/25	55,701
42,864	2.000	07/20/25	45,155
20,955	1.625	02/20/26	21,747
1,142	1.625	07/20/26	1,188
27,193	1.625	01/20/27	28,267
29,852	2.000	01/20/27	31,579
21,391	1.625	02/20/27	22,239
158,751	1.750	04/20/27	165,213
17,191	1.750	05/20/27	17,865
16,950	1.750	06/20/27	17,645
6,453	1.625	11/20/27	6,718
25,993	1.625	12/20/27	27,064
51,136	1.625	01/20/28	53,248
17,879	1.625	02/20/28	18,620
18,670	1.625	03/20/28	19,446
100,209	1.625	07/20/29	104,705
41,688	1.625	08/20/29	43,563
12,760	1.625	09/20/29	13,335
49,701	1.625	10/20/29	51,869
56,291	1.625	11/20/29	58,788
14,533	1.625	12/20/29	15,179
18,314	1.625	01/20/30	19,132
9,885	1.625	02/20/30	10,329
45,428	1.625	03/20/30	47,463
54,834	1.750	04/20/30	57,344
87,351	1.750	05/20/30	91,354
58,101	2.000	05/20/30	61,656
13,351	1.750	06/20/30	13,964
120,946	2.000	07/20/30	128,346
22,692	2.000	09/20/30	24,080

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA – (continued)
$42,618	1.625%	10/20/30	$44,570
189,885	1.625	12/20/34	199,145

			2,418,318

FHLMC – 10.2%
5,055	6.000	12/01/14	5,172
9,594	6.000	03/01/16	10,234
936	5.000	09/01/16	1,010
9,573	5.000	11/01/16	10,299
31,926	5.000	01/01/17	34,502
52,242	5.000	02/01/17	56,636
41,727	5.000	03/01/17	45,234
82,483	5.000	04/01/17	89,418
2,123	5.000	05/01/17	2,301
1,645	5.000	08/01/17	1,784
220,876	5.000	09/01/17	239,446
258,610	5.000	10/01/17	280,352
142,776	5.000	11/01/17	154,780
144,570	5.000	12/01/17	156,721
176,553	5.000	01/01/18	191,525
423,780	5.000	02/01/18	459,246
430,540	5.000	03/01/18	466,908
361,450	5.000	04/01/18	392,122
38,773	4.500	05/01/18	41,621
261,562	5.000	05/01/18	283,796
69,221	5.000	06/01/18	74,946
66,752	5.000	07/01/18	72,037
36,296	5.000	08/01/18	39,254
24,729	5.000	09/01/18	26,860
80,377	5.000	10/01/18	87,234
95,795	5.000	11/01/18	103,919
46,260	5.000	12/01/18	50,246
8,072	5.000	01/01/19	8,767
3,627	5.000	02/01/19	3,943
270,709	5.500	04/01/20	294,520
944,228	4.500	08/01/23	1,031,106
3,309,134	4.500	06/01/26	3,564,005
95,181	7.000	04/01/31	109,305
1,366,628	7.000	09/01/31	1,569,455
950,943	4.000	02/01/32	1,032,060
479,696	7.000	04/01/32	549,476
1,154,428	7.000	05/01/32	1,322,360
540,926	6.000	05/01/33	603,555
31,957	5.500	12/01/33	35,365
436,891	5.000	12/01/35	478,105
321,003	5.500	01/01/36	351,975
936	5.500	02/01/36	1,025
49,187	4.000	08/01/36	52,797
142,203	4.000	09/01/36	152,641
150,244	4.000	10/01/36	161,272
228,518	4.000	12/01/36	245,290
23,545	5.000	02/01/37	25,777
10,892	6.000	04/01/37	12,128
2,887	6.000	07/01/37	3,211
119,894	6.000	09/01/37	133,386
46,627	6.000	07/01/38	52,012

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$128,486	6.000%	12/01/38		$143,327
67,023	6.000	01/01/39		75,110
836,189	4.500	09/01/39		919,743
25,681	4.500	03/01/41		27,664
2,797,415	4.000	11/01/41		3,036,114
9,000,000	3.000	TBA – 30yr	(e)	9,487,969

				28,861,066

FNMA – 64.6%
1,439	5.500	04/01/16		1,557
1,835	5.500	08/01/16		1,985
19,535	5.500	11/01/16		21,136
15,854	5.500	12/01/16		17,154
22,770	5.500	01/01/17		24,637
1,820	5.500	05/01/17		1,970
8,009	5.500	07/01/17		8,668
1,286	5.500	09/01/17		1,391
15,870	5.500	01/01/18		17,176
13,130	5.500	02/01/18		14,211
1,270	6.000	02/01/18		1,402
874,125	2.800	03/01/18		941,139
401,828	5.000	03/01/18		435,890
27,203	5.500	04/01/18		29,454
2,530,000	3.840	05/01/18		2,838,357
5,845	5.500	05/01/18		6,328
19,267	6.000	05/01/18		21,276
528,221	5.000	06/01/18		572,997
1,227,285	4.000	08/01/18		1,313,422
27,683	5.000	09/01/18		30,029
112,731	6.000	11/01/18		124,489
100,504	7.000	11/01/18		109,478
980,052	4.500	12/01/18		1,055,671
201,414	6.000	12/01/18		222,423
170,406	6.000	01/01/19		188,180
4,463	5.500	02/01/19		4,851
23,744	5.500	04/01/19		25,805
56,612	6.000	04/01/19		62,517
4,444	5.500	05/01/19		4,823
12,581	6.000	05/01/19		13,893
28,810	5.500	07/01/19		31,311
72,739	5.500	08/01/19		79,052
34,035	5.500	09/01/19		36,989
75,663	5.500	10/01/19		82,229
30,626	5.500	11/01/19		33,284
18,884	5.500	12/01/19		20,523
121,109	5.500	02/01/20		131,621
533,875	4.500	03/01/20		575,068
879,360	3.416	10/01/20		976,296
37,537	5.500	01/01/21		40,795
48,731	7.000	09/01/21		55,502
154,125	7.000	06/01/22		176,237
64,959	7.000	07/01/22		74,337
11,291	4.500	04/01/23		12,152
47,722	3.500	10/01/26		50,787
116,088	3.500	11/01/26		123,543
1,665,969	3.500	01/01/27		1,772,967

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$50,354	3.500%	03/01/27		$53,930
598	7.000	01/01/29		696
380	5.500	04/01/29		420
2,684	7.000	09/01/29		3,209
28,728	7.000	08/01/31		31,938
2,012	7.000	03/01/32		2,334
2,410	7.000	04/01/32		2,796
1,390	7.000	05/01/32		1,612
7,657	7.000	06/01/32		8,883
2,729	7.000	07/01/32		3,166
105,152	6.000	01/01/33		117,375
4,739	6.000	02/01/33		5,290
476,594	5.500	04/01/33		529,913
71,837	6.000	06/01/33		80,454
22,882	6.000	07/01/33		25,655
83,337	5.000	08/01/33		91,647
5,081	5.000	09/01/33		5,548
12,094	5.500	09/01/33		13,400
63,072	6.000	09/01/33		70,874
12,545	6.000	10/01/33		14,096
88,136	5.500	02/01/34		97,611
17,844	5.500	03/01/34		19,762
25,458	5.500	04/01/34		28,202
302	5.500	06/01/34		334
107,327	5.500	07/01/34		118,846
18,489	5.500	08/01/34		20,520
44,192	5.500	10/01/34		48,836
50,456	6.000	11/01/34		56,529
530,723	5.500	12/01/34		586,449
1,001,571	6.000	12/01/34		1,122,110
758,558	5.000	03/01/35		826,003
9,825	5.000	04/01/35		10,698
518,311	6.000	04/01/35		578,752
116,103	5.000	06/01/35		126,678
15,681	5.500	06/01/35		17,296
715,078	5.000	07/01/35		780,367
37,268	5.500	07/01/35		41,108
14,666	5.000	08/01/35		15,970
23,370	5.500	08/01/35		25,782
65,114	5.000	09/01/35		70,902
21,602	5.500	09/01/35		23,820
11,048	5.000	10/01/35		12,031
293,871	6.000	10/01/35		328,373
15,078	5.000	11/01/35		16,419
8,725	5.500	12/01/35		9,664
8,397	6.000	12/01/35		9,367
404	5.500	02/01/36		444
20,005	5.500	04/01/36		22,028
10,944	6.000	04/01/36		12,186
64,229	6.000	05/01/36		70,768
93,980	4.000	09/01/36		101,113
294,806	5.000	12/01/36		321,018
180,752	6.000	01/01/37		199,153
178,030	4.000	02/01/37		191,541
586,304	5.000	02/01/37		637,303
13,736	5.500	02/01/37		15,113

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,126,651	6.000%	03/01/37		$1,241,350
47,012	5.500	04/01/37		51,769
940,876	5.000	05/01/37		1,022,717
3,639	5.500	05/01/37		3,996
127,783	5.000	06/01/37		140,247
1,342	5.500	06/01/37		1,474
159,504	6.000	06/01/37		175,747
639,942	5.000	07/01/37		695,607
24,269	5.500	07/01/37		26,650
5,047	5.500	08/01/37		5,543
284,499	6.500	10/01/37		320,783
714	5.500	12/01/37		784
180,204	6.000	12/01/37		199,452
5,999,402	5.000	02/01/38		6,532,827
1,598	5.500	02/01/38		1,755
407,780	5.000	03/01/38		443,142
20,120	5.500	03/01/38		22,119
84,231	5.500	04/01/38		92,581
19,576	5.500	05/01/38		21,550
250,873	6.000	05/01/38		276,363
60,000	5.000	06/01/38		65,461
5,271	5.500	06/01/38		5,795
6,530	5.500	07/01/38		7,178
4,701	5.500	08/01/38		5,171
3,729	5.500	09/01/38		4,102
1,376,730	6.000	11/01/38		1,516,928
1,986	5.500	12/01/38		2,184
1,969,651	5.000	01/01/39		2,146,471
973,191	6.500	01/01/39		1,099,093
21,005	5.500	02/01/39		23,178
3,000,000	5.000	06/01/39		3,260,952
385,503	5.000	07/01/39		418,933
20,529	4.000	08/01/39		22,069
922,119	5.500	09/01/39		1,009,432
312,683	5.000	10/01/39		341,243
207,114	6.000	10/01/39		229,235
814,832	5.000	09/01/40		891,380
47,114	4.000	10/01/40		50,695
282,072	4.000	11/01/40		303,510
1,805,309	4.500	11/01/40		1,953,894
38,636	4.000	12/01/40		41,572
4,880,036	4.500	12/01/40		5,280,480
39,466	4.000	01/01/41		42,465
403,744	4.500	01/01/41		436,875
62,175	4.000	02/01/41		66,947
1,342,276	4.500	02/01/41		1,455,208
2,327,154	5.000	02/01/41		2,553,590
1,089,753	4.000	03/01/41		1,173,386
791,283	5.000	04/01/41		868,276
20,462	4.000	05/01/41		22,033
1,896,805	5.000	05/01/41		2,070,056
281,244	5.000	06/01/41		306,932
910,675	4.500	07/01/41		990,552
110,875	4.000	08/01/41		119,385
209,508	4.500	08/01/41		227,135
58,406	4.000	09/01/41		62,888

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$2,402,173	4.500%	09/01/41		$2,612,373
52,019	4.000	10/01/41		56,012
54,201	4.500	10/01/41		58,762
13,212,028	5.000	10/01/41		14,516,921
1,569,155	4.000	11/01/41		1,692,256
1,336,046	4.000	12/01/41		1,438,580
76,826	4.000	01/01/42		83,227
1,975,417	4.000	02/01/42		2,158,341
21,000,000	2.500	TBA – 15yr	(e)	22,076,250
13,000,000	3.000	TBA – 30yr	(e)	13,722,110
14,000,000	3.500	TBA – 30yr	(e)	15,015,000
30,000,000	5.000	TBA – 30yr	(e)	32,711,718
14,000,000	6.000	TBA – 30yr	(e)	15,460,157

				181,964,181

GNMA – 1.4%
209,741	5.500	07/15/20		226,912
350,223	3.950	07/15/25		384,973
1,589	6.000	03/15/26		1,801
16,348	6.000	04/15/26		18,562
3,000,000	3.000	TBA – 30yr	(e)	3,212,578

				3,844,826

TOTAL FEDERAL AGENCIES				$220,535,096

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $287,793,949)				$292,396,847

Asset-Backed Securities – 2.9%
Home Equity – 0.8%
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(d)
$1,100,000	1.667%	10/25/37		$669,977
Countrywide Home Equity Loan Trust Series 2002-E, Class A(a)
6,407	0.481	10/15/28		5,991
Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
55,011	0.481	06/15/29		50,849
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
42,521	0.441	12/15/29		31,091
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
437,938	0.511	02/15/34		307,584
Countrywide Home Equity Loan Trust Series 2004-J, Class 2A(a)
48,114	0.511	12/15/33		34,867
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A(a)
177,984	0.501	02/15/34		132,908
Countrywide Home Equity Loan Trust Series 2005-A, Class 2A(a)
264,583	0.461	04/15/35		172,390
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
297,519	7.000	09/25/37		257,596
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
411,958	7.000	09/25/37		356,186
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII(a)
194,254	0.697	03/25/34		151,163

				2,170,602

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(a) – 2.1%
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2004 I-A-2
$1,961,425	0.529%	06/27/22	$1,957,516
College Loan Corp. Trust Series 2004-1, Class A3
467,050	0.611	04/25/21	466,321
Education Funding Capital Trust I Series 2004-1, Class A2
385,581	0.549	12/15/22	384,359
GCO Education Loan Funding Trust Series 2006-1, Class A11L
300,000	0.657	05/25/36	259,943
Louisiana Public Facilities Authority Series 2011-A, Class A3
1,200,000	1.401	04/25/35	1,184,376
Northstar Education Finance, Inc. Series 2004-1, Class A4
1,484,444	0.637	04/29/19	1,479,493
Northstar Education Finance, Inc. Series 2005-1, Class A1
158,622	0.547	10/28/26	158,041
US Education Loan Trust LLC Series 2006-1, Class A2(d)
201,559	0.551	03/01/25	200,200

			6,090,249

TOTAL ASSET-BACKED SECURITIES
(Cost $9,049,883)			$8,260,851

U.S. Treasury Obligations – 2.8%
United States Treasury Notes
$4,100,000	0.625%	09/30/17	$4,098,893
1,300,000	1.000	09/30/19	1,295,021
2,400,000	1.625 (f)	08/15/22	2,397,192

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $7,790,473)			$7,791,106

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.2%
Interest Rate Swaptions
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 1.895%
7,600,000	1.895%	02/28/13	$166,718
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 1.895%
7,600,000	1.895	02/28/13	120,270
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 2.060%
7,600,000	2.060	02/19/13	244,690
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 2.060%
7,600,000	2.060	02/19/13	73,937

TOTAL OPTIONS PURCHASED – 0.2%
(Cost $678,680)			$605,615

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $305,312,985)			$309,054,419

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(g) – 28.0%
Repurchase Agreement – 28.0%
Joint Repurchase Agreement Account II
$78,900,000	0.245%	10/01/12	$78,900,000
(Cost $78,900,000)

TOTAL INVESTMENTS – 137.8%
(Cost $384,212,985)			$387,954,419

LIABILITIES IN EXCESS OF OTHER ASSETS – (37.8)%			(106,422,743)

NET ASSETS – 100.00%			$281,531,676

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $5,880,064, which represents approximately 2.1% of net assets as of September 30, 2012.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $111,685,782 which represents approximately 39.7% of net assets as of September 30, 2012.
(f)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(g)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on page 95.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA	3.500%	TBA - 15yr	10/16/12	$(1,000,000)	$(1,064,063)
FNMA	4.500	TBA - 30yr	11/14/12	(4,000,000)	(4,328,281)
FNMA	5.000	TBA - 30yr	11/10/12	(13,000,000)	(14,182,188)
TOTAL (Proceeds Receivable: $19,622,969)					$(19,574,532)

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	55	December 2012	$13,706,000	$36,700
Eurodollars	55	March 2013	13,705,312	40,114
Eurodollars	38	June 2013	9,467,700	25,090
Eurodollars	46	September 2014	11,444,225	88,488
Eurodollars	(46)	September 2015	(11,411,450)	(143,531)
Ultra Long U.S. Treasury Bonds	26	December 2012	4,295,688	(27,590)
2 Year U.S. Treasury Notes	(77)	December 2012	(16,980,906)	(8,709)
5 Year U.S. Treasury Notes	471	December 2012	58,702,055	125,856
10 Year U.S. Treasury Notes	110	December 2012	14,683,281	54,153
30 Year U.S. Treasury Bonds	(88)	December 2012	(13,145,000)	(26,401)
TOTAL				$164,170

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$6,400	02/28/17	3 month LIBOR	0.750%	$(7,204)	$(13,521)
	2,000	07/23/24	2.150%	3 month LIBOR	—	(19,155)
Barclays Bank PLC	20,500	02/28/17	3 month LIBOR	0.750	(36,649)	(29,734)
Citibank NA	6,100	02/28/17	3 month LIBOR	0.750	(5,996)	(13,757)
	5,600	12/19/17	3 month LIBOR	1.250	(19,976)	(93,998)
	1,200	12/19/19	3 month LIBOR	1.750	(17,400)	(22,244)
	3,000	12/19/22	3 month LIBOR	2.000	(12,591)	(52,864)
Credit Suisse International (London)	4,900	02/28/17	3 month LIBOR	0.750	(5,201)	(10,666)
	16,100	12/19/19	3 month LIBOR	1.750	(224,552)	(307,339)
	6,100	12/19/32	3 month LIBOR	2.500	(18,599)	(15,707)
	6,600	12/19/32	2.500	3 month LIBOR	81,979	(44,861)
	3,100	12/19/42	3 month LIBOR	2.500	(4,846)	93,452
Deutsche Bank Securities, Inc.	13,300	02/28/17	3 month LIBOR	0.750	(33,768)	(9,300)
	3,100	07/28/24	2.060	3 month LIBOR	—	(56,251)
JPMorgan Securities, Inc.	5,700	02/28/17	3 month LIBOR	0.750	(9,299)	(9,159)
	500	12/19/32	3 month LIBOR	2.500	(8,633)	5,821
Morgan Stanley Capital Services, Inc.	6,300	02/28/17	3 month LIBOR	0.750	(14,506)	(5,895)
TOTAL					$(337,241)	$(605,178)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2012, the Fund had the following written swaptions:

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Market Value	Premiums Received
Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.640% versus the 3 month LIBOR maturing on July 23, 2024	$7,200	07/21/14	1.640%	$(111,990)	$(160,560)
Deutsche Bank Securities Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.550% versus the 3 month LIBOR maturing on July 21, 2024	8,700	07/24/14	1.550	(113,494)	(187,920)
TOTAL		$15,900			$(225,484)	$(348,480)

WRITTEN OPTIONS CONTRACTS — For the six months ended September 30, 2012, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$ —
Contracts Written	15,900	348,480
Contracts Outstanding September 30, 2012	$15,900	$348,480

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2012, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2012, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Emerging Markets Debt	$91,600,000	$91,601,870	$93,772,321
High Yield	209,700,000	209,704,281	214,673,097
High Yield Floating Rate	85,500,000	85,501,746	87,527,657
Investment Grade Credit	4,000,000	4,000,082	4,094,861
Local Emerging Markets Debt	187,400,000	187,403,826	191,844,246
U.S. Mortgages	78,900,000	78,901,611	80,771,136

REPURCHASE AGREEMENTS — At September 30, 2012, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit Fund	Local Emerging Markets Debt	U.S. Mortgages
BNP Paribas Securities Co.	0.250%	$10,279,696	$23,533,322	$9,595,131	$448,895	$21,030,732	$8,854,454
Credit Suisse Securities LLC	0.200	3,690,147	8,447,859	3,444,406	161,142	7,549,494	3,178,522
Deutsche Bank Securities, Inc.	0.250	17,269,890	39,535,981	16,119,820	754,144	35,331,630	14,875,483
JPMorgan Securities LLC	0.250	34,002,072	77,840,987	31,737,742	1,484,806	69,563,190	29,287,811
Wells Fargo Securities LLC	0.240	26,358,195	60,341,851	24,602,901	1,151,013	53,924,954	22,703,730
TOTAL		$91,600,000	$209,700,000	$85,500,000	$4,000,000	$187,400,000	$78,900,000

At September 30, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 5.500%	08/01/22 to 09/01/42
Federal National Mortgage Association	2.500 to 8.500	06/01/14 to 07/01/51
Government National Mortgage Association	2.500 to 4.500	04/15/27 to 09/20/42
U.S. Treasury Notes	0.375 to 4.875	10/15/12 to 05/15/19

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2012 (Unaudited)

Emerging Markets Debt Fund
Assets:
Investments, at value (cost $1,347,395,687, $5,554,537,336, $676,337,415, $524,625,085, $1,839,944,389 and $305,312,985)	$1,445,272,742
Repurchase agreement, at value which equals cost	91,600,000
Cash	6,874,309
Foreign currencies, at value (cost $46, $17,357 and $3,035,003 for Emerging Markets Debt, High Yield Floating Rate and Local Emerging Markets Debt Funds)	39
Receivables:
Interest	20,263,263
Fund shares sold	11,338,462
Investments sold	9,875,276
Investments sold on an extended settlement basis	1,599,312
Unrealized gain on forward foreign currency exchange contracts	4,593,204
Collateral on certain derivative contracts(a)	330,000
Unrealized gain on swap contracts	113,718
Reimbursement from investment adviser	65,253
Futures — variation margin	26,292
Due from broker — upfront payment	—
Foreign tax reclaims, at value	—
Unfunded loan commitment	—
Upfront payments made on swap contracts	—
Other assets	1,530
Total assets	1,591,953,400

Liabilities:
Payables:
Investments purchased	28,702,608
Investments purchased on an extended settlement basis	2,816,095
Fund shares redeemed	14,904,414
Unrealized loss on forward foreign currency exchange contracts	2,238,417
Amounts owed to affiliates	1,135,001
Income distributions	324,472
Collateral on certain derivative contracts	—
Futures — variation margin	—
Forward sale contracts, at value (proceeds receivable $19,622,969 for U.S. Mortgages Fund)	—
Written option contracts, at value (premium received $529,960 and $348,480 for Investment Grade Credit and U.S. Mortgages Funds)	—
Unrealized loss on swap contracts	—
Deferred foreign capital gains tax	—
Upfront payments received on swap contracts	—
Accrued expenses and other liabilities	169,695
Total liabilities	50,290,702

Net Assets:
Paid-in capital	1,403,001,524
Undistributed (distributions in excess of) net investment income	(99,184)
Accumulated net realized gain (loss)	38,106,976
Net unrealized gain	100,653,382
NET ASSETS	$1,541,662,698
Net Assets:
Class A	$216,745,730
Class B	—
Class C	40,588,467
Institutional	1,271,347,498
Service	—
Separate Account Institutional Shares	—
Class IR	12,981,003
Class R	—
Total Net Assets	$1,541,662,698
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	15,618,878
Class B	—
Class C	2,927,001
Institutional	91,527,670
Service	—
Separate Account Institutional Shares	—
Class IR	934,592
Class R	—
Net asset value, offering and redemption price per share:(b)
Class A	$13.88
Class B	—
Class C	13.87
Institutional	13.89
Service	—
Separate Account Institutional Shares	—
Class IR	13.89
Class R	—

(a)	Includes segregated cash of $175,000 for Local Emerging Markets Debt Fund relating to initial margin requirements on futures transaction.
(b)	Maximum public offering price per share for Class A shares of Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $14.53, $7.64, $10.22, $10.40, $10.03 and $11.29, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$5,777,653,336	$684,448,970	$560,966,712	$1,882,350,576	$309,054,419
209,700,000	85,500,000	4,000,000	187,400,000	78,900,000
5,857,631	11,738,667	79,017	1,110,537	3,078,354
—	17,348	—	3,054,075	—

113,527,274	4,804,566	5,771,076	29,048,994	621,938
21,955,692	9,812,235	2,376,675	40,064,862	929,900
82,011,119	55,181,050	14,149,824	465,120	1,908,993
12,731,246	8,370,858	—	—	356,286,213
236,021	—	—	20,567,676	—
—	—	450,020	175,000	561,622
—	—	311,248	9,471,015	99,273
—	—	30,901	30,763	34,410
—	—	—	8,015	24,729
—	—	26,883	—	18,846
23,278	—	—	74,723	—
—	12,000	—	—	—
—	—	9,970	228	81,979
26,343	1,683	1,256	3,611	945
6,223,721,940	859,887,377	588,173,582	2,173,825,195	751,601,621

54,284,183	42,234,780	16,256,997	9,050,052	9,348,439
129,315,140	66,090,302	5,301,134	19,181,154	439,299,844
26,047,585	1,159,439	2,401,628	10,780,001	174,779
3,635,597	31,924	—	12,045,616	—
3,688,579	386,289	216,918	1,456,373	101,254
1,437,548	9,958	118,491	370,360	94,306
—	—	70,000	6,230,948	—
—	—	4,478	—	—
—	—	—	—	19,574,532
—	—	351,265	—	225,484
—	—	530,656	1,636,160	704,451
—	—	—	1,663,937	—
—	—	656,294	2,568	419,220
1,196,046	102,278	102,040	386,355	127,636
219,604,678	110,014,970	26,009,901	62,803,524	470,069,945

5,697,581,147	747,904,139	508,665,374	2,082,685,121	273,055,294
1,218,687	129,741	(118,934)	(22,126,953)	(1,120,208)
85,488,099	(6,253,574)	17,344,357	(6,952,139)	6,124,731
219,829,329	8,092,101	36,272,884	57,415,642	3,471,859
$6,004,117,262	$749,872,407	$562,163,681	$2,111,021,671	$281,531,676

$609,982,163	$3,509,723	$178,390,964	$166,498,360	$7,508,754
26,142,173	—	—	—	—
110,316,341	714,126	—	21,379,626	—
5,185,167,612	741,647,678	142,316,362	1,909,685,970	10,400,393
21,106,344	—	—	—	—
—	—	240,468,040	—	263,621,455
32,617,399	3,990,409	988,315	13,457,715	1,074
18,785,230	10,471	—	—	—
$6,004,117,262	$749,872,407	$562,163,681	$2,111,021,671	$281,531,676

83,585,246	351,436	17,813,041	17,375,699	691,094
3,574,098	—	—	—	—
15,095,572	71,495	—	2,227,507	—
708,393,613	74,183,103	14,207,513	199,220,267	955,318
2,893,454	—	—	—	—
—	—	24,000,388	—	24,264,220
4,459,340	399,213	98,643	1,404,587	99
2,573,887	1,048	—	—	—

$7.30	$ 9.99	$10.01	$9.58	$10.87
7.31	—	—	—	—
7.31	9.99	—	9.60	—
7.32	10.00	10.02	9.59	10.89
7.29	—	—	—	—
—	—	10.02	—	10.86
7.31	10.00	10.02	9.58	10.89
7.30	9.99	—	—	—

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2012 (Unaudited)

Emerging Markets Debt Fund
Investment income:
Interest (net of foreign withholding taxes of $513,054 for Local Emerging Markets Debt Fund)	$33,236,215
Dividends	—
Total investment income	33,236,215

Expenses:
Management fees	5,119,669
Distribution and Service fees(a)	406,670
Transfer Agent fees(a)	359,678
Custody and accounting fees	211,904
Printing and mailing costs	138,641
Registration fees	92,058
Professional fees	46,281
Trustee fees	9,105
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	17,924
Total expenses	6,401,930
Less — expense reductions	(210,945)
Net expenses	6,190,985
NET INVESTMENT INCOME	27,045,230

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments (net of foreign tax of $906,534 for Local Emerging Markets Debt Fund)	26,745,156
Futures contracts	1,313,936
Swap contracts	(291,971)
Non-deliverable bond forward contracts	—
Forward foreign currency exchange contracts	5,206,225
Foreign currency transactions	(3,425,753)
Net change in unrealized gain (loss) on:
Investments (net of deferred foreign taxes of $1,663,937 for Local Emerging Markets Debt Fund)	66,959,327
Futures contracts	120,714
Written options	—
Swap contracts	42,184
Unfunded loan commitments	—
Forward foreign currency exchange contracts	4,362,922
Foreign currency transactions	(94,239)
Net realized and unrealized gain	100,938,501
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,983,731

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees						Transfer Agent Fees
Fund	Class A	Class B		Class C	Class R		Class A	Class B		Class C	Institutional	Service		Separate Account Institutional Shares		Class IR	Class R
Emerging Markets Debt	$232,911	$	N/A	$173,759	$	N/A	$121,113	$	N/A	$22,589	$209,897	$	N/A	$	N/A	$6,079	N/A
High Yield	773,141		143,665	545,330		44,575	402,033		18,676	70,893	1,005,319		4,302		N/A	22,315	$11,590
High Yield Floating Rate	6,239		N/A	3,100		26	3,244		N/A	403	136,194		N/A		N/A	1,580	8
Investment Grade Credit	202,563		N/A	N/A		N/A	105,333		N/A	N/A	29,473		N/A		47,992	820	N/A
Local Emerging Markets Debt	210,266		N/A	101,914		N/A	109,338		N/A	13,249	333,007		N/A		N/A	5,879	N/A
U.S. Mortgages	7,033		N/A	N/A		N/A	3,657		N/A	N/A	1,997		N/A		68,771	0	N/A

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$214,277,145	$16,748,459	$10,760,070	$58,674,036	$3,671,228
429,158	—	—	—	—
214,706,303	16,748,459	10,760,070	58,674,036	3,671,228

19,023,702	2,067,069	1,101,275	8,380,048	718,931
1,506,711	9,365	202,563	312,180	7,033
1,535,128	141,429	183,618	461,473	74,425
203,212	118,766	59,909	871,561	99,080
69,837	3,245	5,354	57,014	3,142
59,711	28,093	35,384	44,109	31,363
49,711	60,847	25,969	50,725	49,412
14,960	8,154	7,904	9,696	7,721
26,885	—	—	—	—
26,885	—	—	—	—
77,127	18,629	14,031	30,181	11,767
22,593,869	2,455,597	1,636,007	10,216,987	1,002,874
(3,524)	(2,534)	(330,966)	(1,303,112)	(321,514)
22,590,345	2,453,063	1,305,041	8,913,875	681,360
192,115,958	14,295,396	9,455,029	49,760,161	2,989,868

48,997,005	897,036	11,231,950	41,452,585	8,850,428
—	—	2,614,025	41,176	39,800
(4,446,282)	—	(428,458)	4,774,607	(761,275)
—	—	—	1,799,588	—
17,561,185	(71,352)	58,446	(9,446,268)	—
(12,073,608)	1,718	(27,094)	(38,760,761)	—

101,250,541	5,488,923	12,850,850	24,495,529	3,019,433
—	—	1,100,986	82,642	119,336
—	—	178,695	—	122,996
(1,456,241)	—	(397,044)	9,541,560	(675,225)
—	12,000	—	—	—
(2,963,844)	(31,924)	—	9,033,170	—
40,987	470	28	223,606	—
146,909,743	6,296,871	27,182,384	43,237,434	10,715,493
$339,025,701	$20,592,267	$36,637,413	$92,997,595	$13,705,361

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund
	For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012
From operations:
Net investment income	$27,045,230		$33,826,669
Net realized gain (loss)	29,547,593		22,101,037
Net change in unrealized gain (loss)	71,390,908		20,076,146
Net increase in net assets resulting from operations	127,983,731		76,003,852

Distributions to shareholders:
From net investment income
Class A Shares	(3,692,710)		(7,419,057)
Class B Shares	—		—
Class C Shares	(558,607)		(1,265,148)
Institutional Shares	(22,552,448)		(25,181,576)
Service Shares	—		—
Class IR Shares	(193,924)		(153,928)
Class R Shares	—		—
From net realized gains
Class A Shares	—		(1,560,111)
Class B Shares	—		—
Class C Shares	—		(319,213)
Institutional Shares	—		(5,123,466)
Service Shares	—		—
Class IR Shares	—		(30,730)
Class R Shares	—		—
Total distributions to shareholders	(26,997,689)		(41,053,229)

From share transactions:
Proceeds from sales of shares	691,917,554		504,354,419
Reinvestment of distributions	25,155,287		35,913,006
Cost of shares redeemed	(204,393,411	)(a)	(272,787,509	)(a)
Net increase in net assets resulting from share transactions	512,679,430		267,479,916
TOTAL INCREASE	613,665,472		302,430,539

Net assets:
Beginning of period	927,997,226		625,566,687
End of period	$1,541,662,698		$927,997,226
Undistributed (distribution in excess of) net investment income	$(99,184)		$(146,725)

(a)	Net of $17,675 and $68,823, and $175,799 and $472,241 of redemption fees for Emerging Markets Debt Fund and High Yield Fund, respectively, for the six months ended September 30, 2012 and the fiscal year ended March 31, 2012, respectively.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				High Yield Floating Rate Fund
For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012		For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012

$192,115,958		$363,205,073		$14,295,396	$20,109,181
50,038,300		128,333,718		827,402	(7,154,056)
96,871,443		(209,743,734)		5,469,469	2,677,122
339,025,701		281,795,057		20,592,267	15,632,247

(19,481,876)		(51,331,235)		(94,768)	(46,110)
(798,245)		(2,336,337)		—	—
(3,026,821)		(6,763,672)		(9,553)	(6,367)
(166,834,482)		(302,558,763)		(14,146,011)	(20,066,322)
(660,073)		(1,446,006)		—	—
(1,125,329)		(1,858,651)		(50,888)	(7,042)
(539,271)		(993,976)		(183)	(286)

—		(6,666,898)		—	—
—		(339,850)		—	—
—		(1,039,980)		—	—
—		(41,862,692)		—	—
—		(193,678)		—	—
—		(354,064)		—	—
—		(149,934)		—	—
(192,466,097)		(417,895,736)		(14,301,403)	(20,126,127)

697,556,179		2,455,344,528		170,906,678	750,108,937
183,220,505		382,426,525		14,225,566	20,029,479
(856,309,306	)(a)	(2,423,711,185	)(a)	(89,073,103)	(236,979,071)
24,467,378		414,059,868		96,059,141	533,159,345
171,026,982		277,959,189		102,350,005	528,665,465

5,833,090,280		5,555,131,091		647,522,402	118,856,937
$6,004,117,262		$5,833,090,280		$749,872,407	$647,522,402
$1,218,687		$1,568,826		$129,741	$135,748

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Investment Grade Credit Fund
	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012
From operations:
Net investment income	$9,455,029	$21,607,631
Net realized gain (loss)	13,448,869	20,197,705
Net change in unrealized gain (loss)	13,733,515	7,806,065
Net increase in net assets resulting from operations	36,637,413	49,611,401

Distributions to shareholders:
From net investment income
Class A Shares	(2,660,502)	(5,503,699)
Class C Shares	—	—
Institutional Shares	(2,674,860)	(6,105,722)
Separate Account Institutional Shares	(4,357,975)	(10,042,509)
Class IR(a)	(22,430)	(19,329)
From net realized gains
Class A Shares	—	(6,866,316)
Class C Shares	—	—
Institutional Shares	—	(7,226,774)
Separate Account Institutional Shares	—	(11,883,193)
Class IR(a)	—	(33,799)
Total distributions to shareholders	(9,715,767)	(47,681,341)

From share transactions:
Proceeds from sales of shares	74,826,282	162,548,214
Reinvestment of distributions	8,921,146	44,020,198
Cost of shares redeemed	(106,641,411)	(204,145,826)
Net increase (decrease) in net assets resulting from share transactions	(22,893,983)	2,422,586
TOTAL INCREASE (DECREASE)	4,027,663	4,352,646

Net assets:
Beginning of period	558,136,018	553,783,372
End of period	$562,163,681	$558,136,018
Undistributed (distribution in excess of) net investment income	$(118,934)	$141,804
(a)	Commenced operations on July 29, 2011 for Investment Grade Credit and U.S. Mortgages Funds.
(b)	Net of $15,115 and $95,667 of redemption fees for Local Emerging Markets Debt Fund for the six months ended September 30, 2012 and the fiscal year ended March 31, 2012, respectively.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012		For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012

$49,760,161		$94,974,508		$2,989,868	$7,574,023
(139,073)		6,494,477		8,128,953	14,862,188
43,376,507		(62,999,408)		2,586,540	368,710
92,997,595		38,469,577		13,705,361	22,804,921

(4,245,842)		(26,688,249)		(56,306)	(105,142)
(436,201)		(776,991)		—	—
(44,573,158)		(66,428,614)		(117,793)	(512,539)
—		—		(4,023,119)	(8,517,765)
(236,332)		(566,334)		(13)	(17)

—		(542,226)		—	—
—		(58,118)		—	—
—		(4,360,226)		—	—
—		—		—	—
—		(35,990)		—	—
(49,491,533)		(99,456,748)		(4,197,231)	(9,135,463)

508,134,043		1,533,231,594		147,499,252	139,367,531
47,144,043		94,573,729		3,387,124	7,266,788
(268,321,667	)(b)	(1,915,056,791	)(b)	(269,735,185)	(177,485,217)
286,956,419		(287,251,468)		(118,848,809)	(30,850,898)
330,462,481		(348,238,639)		(109,340,679)	(17,181,440)

1,780,559,190		2,128,797,829		390,872,355	408,053,795
$2,111,021,671		$1,780,559,190		$281,531,676	$390,872,355
$(22,126,953)		$(22,395,581)		$(1,120,208)	$87,155

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$12.95	$0.26	$0.93	$1.19	$(0.26)	$—	$(0.26)
2012 - C	12.94	0.21	0.93	1.14	(0.21)	—	(0.21)
2012 - Institutional	12.96	0.29	0.93	1.22	(0.29)	—	(0.29)
2012 - IR	12.96	0.28	0.93	1.21	(0.28)	—	(0.28)

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	12.28	0.61	0.81	1.42	(0.61)	(0.14)	(0.75)
2012 - C	12.27	0.52	0.80	1.32	(0.51)	(0.14)	(0.65)
2012 - Institutional	12.29	0.65	0.81	1.46	(0.65)	(0.14)	(0.79)
2012 - IR	12.29	0.63	0.82	1.45	(0.64)	(0.14)	(0.78)
2011 - A	11.99	0.59	0.42	1.01	(0.71)	(0.01)	(0.72)
2011 - C	11.98	0.49	0.43	0.92	(0.62)	(0.01)	(0.63)
2011 - Institutional	12.00	0.63	0.42	1.05	(0.75)	(0.01)	(0.76)
2011 - IR (Commenced July 30, 2010)	12.44	0.41	(0.04)	0.37	(0.51)	(0.01)	(0.52)
2010 - A	9.19	0.70	2.96	3.66	(0.86)	—	(0.86)
2010 - C	9.16	0.61	2.99	3.60	(0.78)	—	(0.78)
2010 - Institutional	9.20	0.74	2.96	3.70	(0.90)	—	(0.90)
2009 - A	11.63	0.68	(2.50)	(1.82)	(0.57)	(0.05)	(0.62)
2009 - C	11.60	0.60	(2.50)	(1.90)	(0.49)	(0.05)	(0.54)
2009 - Institutional	11.63	0.72	(2.50)	(1.78)	(0.60)	(0.05)	(0.65)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	12.16	0.30	(0.37)	(0.07)	(0.31)	(0.15)	(0.46)
2008 - C	12.14	0.25	(0.36)	(0.11)	(0.28)	(0.15)	(0.43)
2008 - Institutional	12.17	0.32	(0.38)	(0.06)	(0.33)	(0.15)	(0.48)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	11.98	0.63	0.38	1.01	(0.62)	(0.21)	(0.83)
2007 - C	11.97	0.53	0.38	0.91	(0.53)	(0.21)	(0.74)
2007 - Institutional	11.99	0.67	0.39	1.06	(0.67)	(0.21)	(0.88)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$13.88	9.33%	$216,746	1.22	%(d)	1.25	%(d)	3.96	%(d)	43%
13.87	8.93	40,588	1.97	(d)	2.00	(d)	3.21	(d)	43
13.89	9.51	1,271,347	0.88	(d)	0.91	(d)	4.28	(d)	43
13.89	9.46	12,981	0.97	(d)	1.00	(d)	4.12	(d)	43

12.95	11.87	169,491	1.22		1.27		4.84		86
12.94	11.05	31,893	1.97		2.02		4.11		86
12.96	12.24	720,098	0.88		0.93		5.18		86
12.96	12.14	6,515	0.97		1.02		5.05		86
12.28	8.46	156,901	1.22		1.29		4.75		116	(e)
12.27	7.65	31,205	1.97		2.04		4.00		116	(e)
12.29	8.82	436,068	0.88		0.95		5.12		116	(e)
12.29	2.96	1,392	0.97	(d)	1.05	(d)	4.96	(d)	116	(e)
11.99	40.98	105,352	1.22		1.31		6.27		121
11.98	40.28	10,629	1.97		2.06		5.41		121
12.00	41.42	278,030	0.88		0.97		6.63		121
9.19	(15.89)	40,814	1.22		1.44		6.58		132
9.16	(16.57)	1,661	1.97		2.19		5.97		132
9.20	(15.59)	109,375	0.88		1.10		7.03		132

11.63	(0.51)	87,818	1.21	(d)	1.36	(d)	6.03	(d)	41
11.60	(0.82)	1,890	1.96	(d)	2.11	(d)	5.20	(d)	41
11.63	(0.37)	145,067	0.87	(d)	1.02	(d)	6.51	(d)	41

12.16	8.86	84,661	1.23		1.38		5.23		81
12.14	7.80	995	1.98		2.13		4.64		81
12.17	9.25	188,311	0.87		1.02		5.68		81

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$7.12	$0.23	$0.18	$0.41	$(0.23)	$—	$(0.23)
2012 - B	7.13	0.20	0.18	0.38	(0.20)	—	(0.20)
2012 - C	7.13	0.20	0.18	0.38	(0.20)	—	(0.20)
2012 - Institutional	7.14	0.24	0.18	0.42	(0.24)	—	(0.24)
2012 - Service	7.11	0.22	0.18	0.40	(0.22)	—	(0.22)
2012 - IR	7.13	0.24	0.18	0.42	(0.24)	—	(0.24)
2012 - R	7.12	0.22	0.18	0.40	(0.22)	—	(0.22)

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	7.38	0.49	(0.18)	0.31	(0.50)	(0.07)	(0.57)
2012 - B	7.40	0.44	(0.19)	0.25	(0.45)	(0.07)	(0.52)
2012 - C	7.39	0.44	(0.19)	0.25	(0.44)	(0.07)	(0.51)
2012 - Institutional	7.40	0.51	(0.18)	0.33	(0.52)	(0.07)	(0.59)
2012 - Service	7.38	0.48	(0.19)	0.29	(0.49)	(0.07)	(0.56)
2012 - IR	7.39	0.50	(0.17)	0.33	(0.52)	(0.07)	(0.59)
2012 - R	7.38	0.47	(0.18)	0.29	(0.48)	(0.07)	(0.55)
2011 - A	7.07	0.55	0.30	0.85	(0.54)	—	(0.54)
2011 - B	7.08	0.49	0.32	0.81	(0.49)	—	(0.49)
2011 - C	7.08	0.49	0.31	0.80	(0.49)	—	(0.49)
2011 - Institutional	7.09	0.57	0.31	0.88	(0.57)	—	(0.57)
2011 - Service	7.06	0.53	0.32	0.85	(0.53)	—	(0.53)
2011 - IR	7.07	0.56	0.32	0.88	(0.56)	—	(0.56)
2011 - R	7.07	0.53	0.31	0.84	(0.53)	—	(0.53)
2010 - A	5.18	0.53	1.90	2.43	(0.54)	—	(0.54)
2010 - B	5.18	0.49	1.90	2.39	(0.49)	—	(0.49)
2010 - C	5.18	0.49	1.90	2.39	(0.49)	—	(0.49)
2010 - Institutional	5.19	0.56	1.91	2.47	(0.57)	—	(0.57)
2010 - Service	5.17	0.53	1.89	2.42	(0.53)	—	(0.53)
2010 - IR	5.18	0.55	1.90	2.45	(0.56)	—	(0.56)
2010 - R	5.17	0.52	1.91	2.43	(0.53)	—	(0.53)
2009 - A	7.12	0.55	(1.92)	(1.37)	(0.57)	—	(0.57)
2009 - B	7.13	0.51	(1.94)	(1.43)	(0.52)	—	(0.52)
2009 - C	7.12	0.51	(1.93)	(1.42)	(0.52)	—	(0.52)
2009 - Institutional	7.13	0.57	(1.92)	(1.35)	(0.59)	—	(0.59)
2009 - Service	7.12	0.54	(1.93)	(1.39)	(0.56)	—	(0.56)
2009 - IR	7.12	0.57	(1.93)	(1.36)	(0.58)	—	(0.58)
2009 - R	7.12	0.53	(1.93)	(1.40)	(0.55)	—	(0.55)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	7.93	0.24	(0.78)	(0.54)	(0.27)	—	(0.27)
2008 - B	7.94	0.22	(0.79)	(0.57)	(0.24)	—	(0.24)
2008 - C	7.93	0.22	(0.79)	(0.57)	(0.24)	—	(0.24)
2008 - Institutional	7.94	0.25	(0.78)	(0.53)	(0.28)	—	(0.28)
2008 - Service	7.92	0.24	(0.78)	(0.54)	(0.26)	—	(0.26)
2008 - IR (Commenced November 30, 2007)	7.68	0.20	(0.54)	(0.34)	(0.22)	—	(0.22)
2008 - R (Commenced November 30, 2007)	7.68	0.19	(0.54)	(0.35)	(0.21)	—	(0.21)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	8.04	0.60	(0.10)	0.50	(0.61)	—	(0.61)
2007 - B	8.05	0.54	(0.10)	0.44	(0.55)	—	(0.55)
2007 - C	8.04	0.54	(0.10)	0.44	(0.55)	—	(0.55)
2007 - Institutional	8.05	0.63	(0.10)	0.53	(0.64)	—	(0.64)
2007 - Service	8.03	0.59	(0.10)	0.49	(0.60)	—	(0.60)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$7.30	5.80%	$609,982	1.05	%(d)	1.05	%(d)	6.29	%(d)	29%
7.31	5.55	26,142	1.80	(d)	1.80	(d)	5.55	(d)	29
7.31	5.40	110,316	1.80	(d)	1.80	(d)	5.54	(d)	29
7.32	5.97	5,185,168	0.71	(d)	0.71	(d)	6.63	(d)	29
7.29	5.86	21,106	1.21	(d)	1.21	(d)	6.13	(d)	29
7.31	6.07	32,617	0.80	(d)	0.80	(d)	6.54	(d)	29
7.30	5.67	18,785	1.30	(d)	1.30	(d)	6.03	(d)	29

7.12	4.53	630,049	1.06		1.06		6.97		71
7.13	3.62	30,572	1.81		1.81		6.24		71
7.13	3.76	108,682	1.81		1.81		6.21		71
7.14	4.89	4,988,221	0.72		0.72		7.25		71
7.11	4.22	21,420	1.22		1.22		6.81		71
7.13	4.79	37,059	0.81		0.81		7.13		71
7.12	4.28	17,087	1.31		1.31		6.69		71
7.38	12.56	862,655	1.05		1.06		7.63		46
7.40	11.87	45,430	1.80		1.81		6.86		46
7.39	11.72	114,921	1.80		1.81		6.85		46
7.40	12.93	4,492,556	0.71		0.72		7.94		46
7.38	12.54	23,208	1.21		1.22		7.44		46
7.39	12.99	3,081	0.80		0.81		7.79		46
7.38	12.29	13,279	1.30		1.31		7.36		46
7.07	48.28	1,339,958	1.05		1.06		8.38		35
7.08	47.38	60,649	1.80		1.81		7.61		35
7.08	47.38	111,997	1.80		1.81		7.56		35
7.09	48.88	4,655,677	0.71		0.72		8.64		35
7.06	48.13	22,639	1.21		1.22		8.14		35
7.07	48.63	786	0.80		0.81		8.01		35
7.07	48.20	5,404	1.30		1.31		7.78		35
5.18	(20.12)	1,636,406	1.07		1.08		9.10		14
5.18	(20.73)	53,589	1.82		1.83		8.20		14
5.18	(20.72)	74,325	1.82		1.83		8.25		14
5.19	(19.81)	1,986,033	0.73		0.74		9.49		14
5.17	(20.28)	12,582	1.23		1.24		8.98		14
5.18	(19.91)	8	0.82		0.83		9.31		14
5.17	(20.47)	183	1.32		1.33		9.95		14

7.12	(6.82)	1,650,027	1.07	(d)	1.09	(d)	7.87	(d)	11
7.13	(7.23)	92,953	1.82	(d)	1.84	(d)	7.12	(d)	11
7.12	(7.11)	101,138	1.82	(d)	1.84	(d)	7.12	(d)	11
7.13	(6.68)	1,628,668	0.73	(d)	0.75	(d)	8.22	(d)	11
7.12	(6.89)	10,573	1.23	(d)	1.25	(d)	7.72	(d)	11
7.12	(4.35)	10	0.82	(d)	0.84	(d)	8.20	(d)	11
7.12	(4.51)	9	1.32	(d)	1.34	(d)	7.73	(d)	11

7.93	6.41	1,777,150	1.09		1.11		7.46		50
7.94	5.61	115,817	1.84		1.86		6.72		50
7.93	5.61	119,073	1.84		1.86		6.71		50
7.94	6.79	1,646,138	0.73		0.75		7.82		50
7.92	6.28	8,399	1.24		1.26		7.34		50

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations		Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$9.91	$0.18		$0.09	$0.27		$(0.19)
2012 - C	9.90	0.15		0.09	0.24		(0.15)
2012 - Institutional	9.91	0.21		0.09	0.30		(0.21)
2012 - IR	9.91	0.21		0.08	0.29		(0.20)
2012 - R	9.91	0.18		0.08	0.26		(0.18)

FOR THE FISCAL YEAR ENDED MARCH 31,
2012 - A	10.00	0.33		(0.11)	0.22		(0.31)
2012 - C	9.99	0.26		(0.12)	0.14		(0.23)
2012 - Institutional	9.99	0.35		(0.09)	0.26		(0.34)
2012 - IR	10.00	0.34		(0.10)	0.24		(0.33)
2012 - R	10.00	0.28		(0.09)	0.19		(0.28)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced March 31, 2011)	10.00	—	(e)	— (e)	—	(e)	—
2011 - C (Commenced March 31, 2011)	10.00	—	(e)	(0.01)	(0.01)		—
2011 - Institutional (Commenced March 31, 2011)	10.00	—	(e)	(0.01)	(0.01)		—
2011 - IR (Commenced March 31, 2011)	10.00	—	(e)	— (e)	—	(e)	—
2011 - R (Commenced March 31, 2011)	10.00	—	(e)	— (e)	—	(e)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.99	2.75%	$3,510	1.05	%(d)	1.05	%(d)	3.72	%(d)	36%
9.99	2.47	714	1.80	(d)	1.80	(d)	3.07	(d)	36
10.00	3.03	741,648	0.71	(d)	0.71	(d)	4.15	(d)	36
10.00	2.98	3,990	0.80	(d)	0.80	(d)	4.12	(d)	36
9.99	2.62	10	1.30	(d)	1.30	(d)	3.54	(d)	36

9.91	2.24	1,910	1.08		1.13		3.41		73
9.90	1.40	517	1.83		1.88		2.69		73
9.91	2.58	644,969	0.74		0.79		3.63		73
9.91	2.48	116	0.83		0.88		3.51		73
9.91	1.99	10	1.33		1.38		2.86		73

10.00	—	10	1.08	(d)	1.47	(d)	(1.08	)(d)	—
9.99	—	10	1.83	(d)	2.22	(d)	(1.83	)(d)	—
9.99	—	118,817	0.74	(d)	1.13	(d)	(0.74	)(d)	—
10.00	—	10	0.83	(d)	1.22	(d)	(0.83	)(d)	—
10.00	—	10	1.33	(d)	1.72	(d)	(1.33	)(d)	—

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$9.53	$0.16	$0.48	$0.64	$(0.16)	$—	$(0.16)
2012 - Institutional	9.53	0.17	0.50	0.67	(0.18)	—	(0.18)
2012 - Separate Account Institutional	9.53	0.17	0.50	0.67	(0.18)	—	(0.18)
2012 - IR	9.53	0.17	0.49	0.66	(0.17)	—	(0.17)

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	9.50	0.37	0.50	0.87	(0.37)	(0.47)	(0.84)
2012 - Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - Separate Account Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - IR (Commenced July 29, 2011)	9.86	0.25	0.15	0.40	(0.26)	(0.47)	(0.73)
2011 - A	9.14	0.38	0.37	0.75	(0.38)	(0.01)	(0.39)
2011 - Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2011 - Separate Account Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2010 - A	7.75	0.43	1.40	1.83	(0.44)	—	(0.44)
2010 - Institutional	7.75	0.46	1.40	1.86	(0.47)	—	(0.47)
2010 - Separate Account Institutional	7.75	0.47	1.39	1.86	(0.47)	—	(0.47)
2009 - A	9.64	0.51	(1.83)	(1.32)	(0.57)	—	(0.57)
2009 - Institutional	9.66	0.55	(1.85)	(1.30)	(0.61)	—	(0.61)
2009 - Separate Account Institutional	9.65	0.57	(1.86)	(1.29)	(0.61)	—	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.90	0.22	(0.27)	(0.05)	(0.21)	—	(0.21)
2008 - Institutional	9.92	0.23	(0.27)	(0.04)	(0.22)	—	(0.22)
2008 - Separate Account Institutional	9.91	0.23	(0.26)	(0.03)	(0.23)	—	(0.23)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	9.95	0.51	(0.08)	0.43	(0.48)	—	(0.48)
2007 - Institutional	9.97	0.55	(0.08)	0.47	(0.52)	—	(0.52)
2007 - Separate Account Institutional	9.96	0.56	(0.08)	0.48	(0.53)	—	(0.53)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.01	6.77%	$178,391	0.71	%(d)	0.83	%(d)	3.19	%(d)	110%
10.02	7.06	142,316	0.37	(d)	0.49	(d)	3.54	(d)	110
10.02	7.06	240,468	0.37	(d)	0.49	(d)	3.54	(d)	110
10.02	7.01	988	0.46	(d)	0.58	(d)	3.47	(d)	110

9.53	9.37	155,684	0.71		0.85		3.78		120
9.53	9.73	163,886	0.37		0.51		4.12		120
9.53	9.73	237,266	0.37		0.51		4.13		120
9.53	4.26	1,300	0.46	(d)	0.60	(d)	3.91	(d)	120
9.50	8.37	147,820	0.74		0.87		3.98		100	(e)
9.51	8.73	143,057	0.40		0.53		4.33		100	(e)
9.51	8.77	262,907	0.37		0.50		4.36		100	(e)
9.14	23.96	167,774	0.76		0.89		4.90		90
9.14	24.39	190,478	0.41		0.55		5.17		90
9.14	24.45	272,812	0.36		0.50		5.39		90
7.75	(14.00)	53,185	0.76		0.97		6.22		135
7.75	(13.83)	22,809	0.40		0.63		6.52		135
7.75	(13.72)	171,003	0.35		0.58		6.52		135

9.64	(0.54)	9,455	0.76	(d)	0.95	(d)	5.31	(d)	15
9.66	(0.39)	10,504	0.40	(d)	0.61	(d)	5.67	(d)	15
9.65	(0.37)	226,207	0.35	(d)	0.56	(d)	5.72	(d)	15

9.90	4.44	8,615	0.79		0.97		5.17		74
9.92	4.83	10,893	0.40		0.60		5.59		74
9.91	4.89	239,358	0.35		0.55		5.61		74

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$9.38	$0.23	$0.20	$0.43	$(0.23)	$—	$—	$(0.23)
2012 - C	9.40	0.20	0.20	0.40	(0.20)	—	—	(0.20)
2012 - Institutional	9.38	0.25	0.21	0.46	(0.25)	—	—	(0.25)
2012 - IR	9.38	0.24	0.20	0.44	(0.24)	—	—	(0.24)

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	9.59	0.42	(0.16)	0.26	(0.44)	(0.03)	—	(0.47)
2012 - C	9.61	0.37	(0.18)	0.19	(0.37)	(0.03)	—	(0.40)
2012 - Institutional	9.59	0.48	(0.19)	0.29	(0.47)	(0.03)	—	(0.50)
2012 - IR	9.59	0.46	(0.18)	0.28	(0.46)	(0.03)	—	(0.49)
2011 - A	9.31	0.41	0.60	1.01	(0.64)	(0.09)	—	(0.73)
2011 - C	9.33	0.32	0.61	0.93	(0.56)	(0.09)	—	(0.65)
2011 - Institutional	9.31	0.44	0.60	1.04	(0.67)	(0.09)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	9.43	0.28	0.46	0.74	(0.49)	(0.09)	—	(0.58)
2010 - A	7.23	0.42	2.10	2.52	(0.44)	—	—	(0.44)
2010 - C	7.24	0.36	2.10	2.46	(0.37)	—	—	(0.37)
2010 - Institutional	7.23	0.45	2.10	2.55	(0.47)	—	—	(0.47)
2009 - A	9.85	0.50	(2.64)	(2.14)	(0.20)	—	(0.28)	(0.48)
2009 - C	9.85	0.48	(2.67)	(2.19)	(0.18)	—	(0.24)	(0.42)
2009 - Institutional	9.85	0.53	(2.64)	(2.11)	(0.22)	—	(0.29)	(0.51)

FOR THE PERIOD ENDED MARCH 31,
2008 - A (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	—	(0.05)
2008 - C (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	—	(0.05)
2008 - Institutional (Commenced February 15, 2008)	10.00	0.06	(0.15)	(0.09)	(0.06)	—	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.58	4.62%	$166,498	1.25	%(d)	1.39	%(d)	5.07	%(d)	60%
9.60	4.12	21,380	2.00	(d)	2.14	(d)	4.31	(d)	60
9.59	4.80	1,909,686	0.91	(d)	1.05	(d)	5.37	(d)	60
9.58	4.75	13,458	1.00	(d)	1.14	(d)	5.23	(d)	60

9.38	2.71	166,407	1.27		1.38		4.31		183
9.40	1.96	20,704	2.02		2.13		3.98		183
9.38	3.06	1,586,055	0.93		1.04		5.18		183
9.38	2.97	7,393	1.02		1.13		4.91		183
9.59	11.30	1,055,640	1.35		1.43		4.30		154
9.61	10.45	16,724	2.10		2.18		3.37		154
9.59	11.68	1,048,186	1.01		1.09		4.63		154
9.59	8.13	8,247	1.10	(d)	1.16	(d)	4.40	(d)	154
9.31	35.39	419,456	1.35		1.49		4.74		134
9.33	34.47	936	2.10		2.24		4.09		134
9.31	35.84	377,691	1.01		1.15		5.16		134
7.23	(22.32)	20,385	1.33		1.65		5.99		92
7.24	(22.79)	30	2.08		2.40		5.17		92
7.23	(22.05)	97,877	0.99		1.31		6.30		92

9.85	(0.93)	1,482	1.35	(d)	2.98	(d)	4.29	(d)	3
9.85	(1.01)	127	2.10	(d)	3.73	(d)	4.30	(d)	3
9.85	(0.89)	60,432	1.01	(d)	2.64	(d)	5.52	(d)	3

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$10.58	$0.07	$0.33	$0.40	$(0.11)	$—	$(0.11)
2012 - Institutional	10.60	0.09	0.33	0.42	(0.13)	—	(0.13)
2012 - Separate Account Institutional	10.58	0.09	0.32	0.41	(0.13)	—	(0.13)
2012 - IR	10.60	0.10	0.33	0.43	(0.14)	—	(0.14)

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	10.20	0.17	0.42	0.59	(0.21)	—	(0.21)
2012 - Institutional	10.21	0.20	0.44	0.64	(0.25)	—	(0.25)
2012 - Separate Account Institutional	10.20	0.21	0.42	0.63	(0.25)	—	(0.25)
2012 - IR (Commenced July 29, 2011)	10.45	0.14	0.19	0.33	(0.18)	—	(0.18)
2011 - A	9.99	0.22	0.22	0.44	(0.23)	—	(0.23)
2011 - Institutional	10.00	0.25	0.23	0.48	(0.27)	—	(0.27)
2011 - Separate Account Institutional	9.99	0.25	0.23	0.48	(0.27)	—	(0.27)
2010 - A	9.27	0.32	0.76	1.08	(0.36)	—	(0.36)
2010 - Institutional	9.29	0.38	0.73	1.11	(0.40)	—	(0.40)
2010 - Separate Account Institutional	9.28	0.38	0.73	1.11	(0.40)	—	(0.40)
2009 - A	9.62	0.37	(0.27)	0.10	(0.38)	(0.07)	(0.45)
2009 - Institutional	9.64	0.39	(0.26)	0.13	(0.41)	(0.07)	(0.48)
2009 - Separate Account Institutional	9.64	0.41	(0.29)	0.12	(0.41)	(0.07)	(0.48)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.91	0.19	(0.29)	(0.10)	(0.19)	—	(0.19)
2008 - Institutional	9.93	0.20	(0.28)	(0.08)	(0.21)	—	(0.21)
2008 - Separate Account Institutional	9.93	0.21	(0.29)	(0.08)	(0.21)	—	(0.21)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	9.90	0.44	0.04	0.48	(0.47)	—	(0.47)
2007 - Institutional	9.91	0.47	0.05	0.52	(0.50)	—	(0.50)
2007 - Separate Account Institutional	9.91	0.48	0.05	0.53	(0.51)	—	(0.51)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.87	3.69%	$7,509	0.71	%(d)	0.89	%(d)	1.34	%(d)	855%
10.89	3.95	10,400	0.37	(d)	0.55	(d)	1.68	(d)	855
10.86	3.86	263,621	0.37	(d)	0.55	(d)	1.68	(d)	855
10.89	4.04	1	0.46	(d)	0.64	(d)	1.83	(d)	855

10.58	5.82	5,437	0.71		0.91		1.62		1,342
10.60	6.28	9,984	0.37		0.57		1.89		1,342
10.58	6.18	375,451	0.37		0.58		1.97		1,342
10.60	3.20	1	0.46	(d)	0.66	(d)	2.06	(d)	1,342
10.20	4.46	5,511	0.74		0.92		2.14		905	(e)
10.21	4.81	54,096	0.40		0.58		2.41		905	(e)
10.20	4.84	348,447	0.37		0.55		2.42		905	(e)
9.99	11.84	12,791	0.76		0.94		3.29		628
10.00	12.11	62,950	0.41		0.60		3.88		628
9.99	12.17	369,251	0.36		0.55		3.91		628
9.27	0.90	3,637	0.76		0.91		3.93		560
9.29	1.38	89,617	0.40		0.57		4.22		560
9.28	1.32	431,500	0.35		0.52		4.39		560

9.62	(0.80)	7,021	0.76	(d)	0.91	(d)	4.58	(d)	483
9.64	(0.75)	164,236	0.40	(d)	0.57	(d)	4.94	(d)	483
9.64	(0.73)	507,194	0.35	(d)	0.52	(d)	4.98	(d)	483

9.91	4.96	7,044	0.78		0.94		4.43		610
9.93	5.43	153,795	0.40		0.58		4.81		610
9.93	5.48	532,819	0.35		0.53		4.84		610

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2012 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Emerging Markets Debt, Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified
High Yield	A, B, C, Institutional, Service, IR and R	Diversified
High Yield Floating Rate	A, C, Institutional, IR and R	Diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, IR and Separate Account Institutional	Diversified

*	The High Yield Fund’s Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares are not subject to a sales charge. Class IR Shares of the Investment Grade Credit and U.S. Mortgages Funds commenced operations on July 29, 2011.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivatives, realized gains and losses are recorded upon termination of the contract or upon receipt of cash. Upfront payments on swaps are recorded as realized gains or losses and are recognized over the contract’s term/event, with realized gain or losses on forward starting interest rate swaps recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable,

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in the prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby the Funds sell mortgage backed securities and simultaneously contract with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, the Funds will not be entitled to accrue interest and principal payments on the securities sold.

iii.  Senior Term Loans — Senior Term Loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). Investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). A Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

The High Yield Floating Rate Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded Loan Commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Senior Term Loan. All Senior Term Loans and Unfunded Loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans including Unfunded Loan Commitments are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

iv.  Structured Notes — The value of structured notes are based on the price movements of a reference security or index. Upon termination, the Funds will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations or other alternative pricing. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, the Funds agree to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate.

ii.  Futures Contracts — Future contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in gains or losses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms.

iv.  Swap Contracts — Swaps are marked to market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2012:

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$969,878,085	$—
Foreign Debt Obligations	—	21,153,601	—
Corporate Obligations	—	403,526,722	—
Structured Notes	—	26,934,390	—
U.S. Treasury Obligations	19,079,944	—	—
Short-term Investments	—	96,300,000	—
Total	$19,079,944	$1,517,792,798	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$4,593,204	$—
Futures Contracts	1,028,899	—	—
Interest Rate Swap Contracts	—	113,718	—
Total	$1,028,899	$4,706,922	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(2,238,417)	$—
Futures Contracts	(748,657)	—	—
Total	$(748,657)	$(2,238,417)	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$5,475,251,213	$—
Senior Term Loans	—	277,142,380	3,962,721
Common Stock and/or Other Equity Investments	12,533,662	6,396,709	40
Warrants	—	2,366,611	—
Short-term Investments	—	209,700,000	—
Total	$12,533,662	$5,970,856,913	$3,962,761

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$236,021	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(3,635,597)	$—

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Senior Term Loans	$—	$602,459,937	$—
Corporate Obligations	—	81,989,033	—
Unfunded Loan Commitment(a)	—	12,000	—
Short-term Investments	—	85,500,000	—
Total	$—	$769,960,970	$—

Derivative Type
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(31,924)	$—

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$499,179,682	$—
Mortgage-Backed Obligations	—	7,418,235	—
Foreign Debt Obligations	—	16,194,134	—
Municipal Debt Obligations	—	16,942,991	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	—	20,478,843	—
Short-term Investments	—	4,000,000	—
Total	$—	$564,213,885	$—

Derivative Type
Assets
Options Purchased	$—	$752,827	$—
Futures Contracts(a)	470,216	—	—
Credit Default Swap Contracts(a)	—	311,248	—
Total	$470,216	$1,064,075	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INVESTMENT GRADE CREDIT (continued)

	Level 1	Level 2	Level 3

Liabilities
Futures Contracts(a)	$(498,274)	$—	$—
Interest Rate Swap Contracts(a)	—	(415,585)	—
Credit Default Swap Contracts(a)	—	(115,071)	—
Written Options Contracts	—	(351,265)	—
Total	$(498,274)	$(881,921)	$—

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,325,745,833	$—
Structured Notes	—	356,170,192	—
Corporate Obligations	—	200,434,551	—
Short-term Investments	—	187,400,000	—
Total	$—	$2,069,750,576	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$20,567,676	$—
Futures Contracts	80,066	—	—
Interest Rate Swap Contracts	—	9,471,015	—
Total	$80,066	$30,038,691	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(12,045,616)	$—
Futures Contracts	(14,183)	—	—
Interest Rate Swap Contracts	—	(1,636,160)	—
Total	$(14,183)	$(13,681,776)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$292,396,847	$—
Asset-Backed Securities	—	8,260,851	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	7,791,106	—	—
Short-term Investments	—	78,900,000	—
Total	$7,791,106	$379,557,698	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(19,574,532)	$—

Derivative Type
Assets
Options Purchased	$—	$605,615	$—
Futures Contracts(a)	370,401	—	—
Interest Rate Swap Contracts(a)	—	99,273	—
Total	$370,401	$704,888	$—
Liabilities
Futures Contracts(a)	$(206,231)	$—	$—
Interest Rate Swap Contracts(a)	—	(704,451)	—
Written Options Contracts	—	(225,484)	—
Total	$(206,231)	$(929,935)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

During the six months ended September 30, 2012, the Fund entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2012. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin	$1,142,617	(a)	Unrealized loss on futures variation margin	$(748,567)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	4,593,204		Payable for unrealized loss on forward foreign currency exchange contracts	(2,238,417)
Total		$5,735,821			$(2,986,984)

High Yield
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$236,021		Payable for unrealized loss on forward foreign currency exchange contracts	$(3,635,597)

High Yield Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	—	$—		Payable for unrealized loss on forward foreign currency exchange contracts	$(31,924)

Investment Grade Credit
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Unrealized gain on futures variation margin; Investments, at value	$1,223,043	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin; Written options, at value	$(1,265,124)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	311,248		Payable for unrealized loss on swap contracts	(115,071)	(b)
Total		$1,534,291			$(1,380,195)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin	$9,551,081	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(1,650,343)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	20,567,676		Payable for unrealized loss on forward foreign currency exchange contracts	(12,045,616)
Total		$30,118,757			$(13,695,959)

U.S. Mortgages
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$1,075,289	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin; Written options, at value	$(1,136,166)	(a)(b)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $530,656, $1,636,160 and $704,451 for Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,466,296	$162,898	2,697
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(444,331)	—	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	5,206,225	4,362,922	151
Total		$6,228,190	$4,525,820	2,849

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(4,446,282)	$(1,456,241)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	17,561,185	(2,963,844)	4
Total		$13,114,903	$(4,420,085)	5

High Yield Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(71,352)	$(31,924)	1

Investment Grade Credit
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts /Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$2,244,866	$930,682	1,017
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(361,872)	36,590	13
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	58,446	—	1
Total		$1,941,440	$967,272	1,031

Local Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, non-deliverable bond forwards and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$6,621,927	$9,618,700	169
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(6,556)	5,502	—	*
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(9,446,268)	9,033,170	340
Total		$(2,830,897)	$18,657,372	509

*	There were no contracts for credit default swaps for the six months ended September 30, 2012.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

U.S. Mortgages
Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(902,708)	$(400,758)	712

(a)	Average number of contracts is based on the average of month end balances for the period ended September 30, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.80%
High Yield	0.70	0.70	0.63	0.60	0.59	0.65	0.65
High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.60	0.60
Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.33	#
Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.90	0.80	#
U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.33	#

#	GSAM has agreed to waive a portion of its management fees in order to achieve effective net management rates of 0.33%, 0.80% and 0.33%, respectively as an annual percentage rate of the average daily net assets of the Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds through at least July 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended September 30, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Emerging Markets Debt	$12,700	N/A	$—	*
High Yield	40,500	—	—	*
High Yield Floating Rate	800	N/A	—
Investment Grade Credit	1,000	N/A	N/A
Local Emerging Markets Debt	6,400	N/A	—	*
U.S. Mortgages	—	N/A	N/A

*	Amount is less than $100.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets for Institutional, Separate Account Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, as an annual percentage rate of average daily net assets are 0.054%, 0.024%, 0.104%, 0.004%, 0.074% and 0.004%, respectively. Prior to July 27, 2012, the Other Expense limitation for the Emerging Markets Debt Fund was 0.044%. These Other Expense reimbursements will remain in place through at least July 27, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

For the six months ended September 30, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waivers	Custody Fee Credits	Other Expense Reimbursements	Total Expense Reductions
Emerging Markets Debt	$—	$2	$209	$211
High Yield	—	4	—	4
High Yield Floating Rate	—	3	—	3
Investment Grade Credit	193	1	137	331
Local Emerging Markets Debt	929	1	373	1,303
U.S. Mortgages	126	1	195	322

As of September 30, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Emerging Markets Debt	$991	$75	$69	$1,135
High Yield	3,185	248	256	3,689
High Yield Floating Rate	360	1	25	386
Investment Grade Credit	150	36	31	217
Local Emerging Markets Debt	1,325	51	80	1,456
U.S. Mortgages	89	1	11	101

G.  Line of Credit Facility — As of September 30, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the six months ended September 30, 2012, Goldman Sachs earned approximately $27,100, $15,400, $3,600, and $8,500 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, respectively.

As of September 30, 2012, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 14%, 19%, and 8% of total outstanding shares of the Emerging Markets Debt, High Yield Floating Rate, and Local Emerging Markets Debt Funds, respectively.

As of September 30, 2012, Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class R Shares of the High Yield Floating Rate Fund and 100% of the Class IR Shares of the U.S. Mortgages Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2012, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Emerging Markets Debt	$—	$979,764,465	$—	$490,562,194
High Yield	—	1,826,718,107	—	1,615,526,477
High Yield Floating Rate	—	315,190,848	—	226,057,733
Investment Grade Credit	386,737,198	215,234,770	387,771,080	198,011,395
Local Emerging Markets Debt	—	1,288,223,202	—	1,027,686,212
U.S. Mortgages	3,445,232,051	31,174,419	3,555,812,928	37,272,391

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2012, the Funds’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Capital loss carryforwards:
Expiring 2018(1)	$—	$—	$—	$—	$—	$(1,816,024)
Perpetual Short-term	—	—	(7,538,727)	—	—	—
Timing differences (Post-October Losses, Income Distribution Payable and Straddle Losses)	$(1,831,257)	$(2,119,582)	$(18,835)	$(1,126,629)	$(23,144,742)	$(242,005)

(1)	Expiration occurs on March 31 of the year indicated.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of September 30, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$1,440,862,517	$5,766,296,574	$761,369,137	$528,648,731	$2,033,865,367	$384,321,577
Gross unrealized gain	105,566,117	324,817,736	9,776,865	36,669,880	66,532,789	6,400,155
Gross unrealized loss	(9,555,892)	(103,760,974)	(1,197,032)	(351,899)	(30,647,580)	(2,767,313)
Net unrealized security gain	$96,010,225	$221,056,762	$8,579,833	$36,317,981	$35,885,209	$3,632,842

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to net mark-to-market gains (losses) on regulated futures contracts and foreign currency contracts, wash sales, differences related to the tax treatment of swap transactions and paydowns, material modification of debt securities and inflation protected securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

8. OTHER RISKS (continued)

Non-Diversification Risk — Emerging Markets Debt and Local Emerging Markets Debt Funds are non-diversified and are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, these Funds may be subject to greater risks than a fund that invests in a greater number of issuers.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Redemption Proceeds Risk — The High Yield Floating Rate Fund may at times purchase securities with settlement periods that are longer than the time period required to pay redemption proceeds. In unusual circumstances, the High Yield Floating Rate Fund may pay redemption proceeds up to seven calendar days following receipt of a properly executed redemption request.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,706,178	$76,300,854	6,816,607	$86,008,912
Reinvestment of distributions	267,849	3,567,402	668,306	8,405,041
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(3,446,630)	(45,891,088)	(7,168,244)	(89,899,062)
	2,527,397	33,977,168	316,669	4,514,891
Class B Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class C Shares
Shares sold	627,850	8,417,740	728,389	9,213,200
Reinvestment of distributions	27,266	362,709	80,844	1,015,116
Shares redeemed	(193,322)	(2,557,293)	(886,600)	(11,105,769)
	461,794	6,223,156	(77,367)	(877,453)
Institutional Shares
Shares sold	45,978,379	599,726,406	31,385,047	400,797,021
Reinvestment of distributions	1,574,257	21,031,257	2,088,337	26,308,230
Shares redeemed	(11,590,718)	(153,983,319)	(13,377,912)	(168,339,331)
	35,961,918	466,774,344	20,095,472	258,765,920
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	564,165	7,472,554	653,385	8,335,286
Reinvestment of distributions	14,482	193,919	14,643	184,619
Shares redeemed	(146,916)	(1,961,711)	(278,424)	(3,443,347)
	431,731	5,704,762	389,604	5,076,558
Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
NET INCREASE	39,382,840	$512,679,430	20,724,378	$267,479,916

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				High Yield Floating Rate Fund
For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012		For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

12,767,385	$91,177,315	24,230,937	$170,904,936	1,893,372	$18,634,359	327,278	$3,214,830
2,558,423	18,333,693	7,502,592	52,887,514	5,781	57,296	4,404	43,194
70,078	502,935	414,394	2,913,955	—	—	—	—
(20,324,314)	(145,103,780)	(60,475,812)	(427,785,302)	(1,740,452)	(17,220,353)	(139,947)	(1,370,040)
(4,928,428)	(35,089,837)	(28,327,889)	(201,078,897)	158,701	1,471,302	191,735	1,887,984

65,024	465,359	199,606	1,422,341	—	—	—	—
96,050	689,828	316,560	2,236,418	—	—	—	—
(69,940)	(502,935)	(413,504)	(2,913,955)	—	—	—	—
(802,586)	(5,779,816)	(1,957,221)	(13,858,138)	—	—	—	—
(711,452)	(5,127,564)	(1,854,559)	(13,113,334)	—	—	—	—

961,028	6,875,864	2,917,297	20,671,865	20,294	201,205	57,181	560,889
331,533	2,379,473	816,380	5,747,609	940	9,316	623	6,096
(1,445,296)	(10,351,679)	(4,030,512)	(28,493,700)	(1,981)	(19,568)	(6,562)	(64,689)
(152,735)	(1,096,342)	(296,835)	(2,074,226)	19,253	190,953	51,242	502,296

82,767,546	592,333,271	316,942,691	2,209,750,502	14,928,437	148,228,641	75,302,011	745,221,511
22,195,634	159,566,941	44,883,502	316,729,814	1,422,596	14,107,883	2,043,435	19,972,861
(95,303,549)	(681,348,567)	(269,817,960)	(1,933,952,375)	(7,235,175)	(71,731,260)	(24,166,093)	(234,555,625)
9,659,631	70,551,645	92,008,233	592,527,941	9,115,858	90,605,264	53,179,353	530,638,747

355,849	2,538,900	827,153	5,881,062	—	—	—	—
81,828	586,092	210,921	1,485,240	—	—	—	—
(555,037)	(3,960,472)	(1,172,341)	(8,246,269)	—	—	—	—
(117,360)	(835,480)	(134,267)	(879,967)	—	—	—	—

272,777	1,953,925	5,703,833	40,953,705	392,715	3,842,473	113,621	1,111,707
156,686	1,125,207	315,722	2,196,850	5,121	50,888	731	7,042
(1,165,120)	(8,256,804)	(1,241,490)	(8,719,242)	(10,326)	(101,922)	(103,649)	(988,717)
(735,657)	(5,177,672)	4,778,065	34,431,313	387,510	3,791,439	10,703	130,032

309,941	2,211,545	811,750	5,760,117	—	—	—	—
75,235	539,271	162,704	1,143,080	19	183	29	286
(211,789)	(1,508,188)	(372,565)	(2,656,159)	—	—	—	—
173,387	1,242,628	601,889	4,247,038	19	183	29	286
3,187,386	$24,467,378	66,774,637	$414,059,868	9,681,341	$96,059,141	53,433,062	$533,159,345

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,290,170	$32,394,047	4,678,568	$44,996,752
Reinvestment of distributions	267,466	2,628,021	1,286,874	12,212,406
Shares redeemed	(2,081,080)	(20,242,938)	(5,181,187)	(50,061,272)
	1,476,556	14,779,130	784,255	7,147,886
Class C Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Institutional Shares
Shares sold	2,461,979	24,235,398	6,171,941	59,445,734
Reinvestment of distributions	266,654	2,617,878	1,392,392	13,226,701
Shares redeemed	(5,714,888)	(55,546,113)	(5,418,519)	(52,180,733)
	(2,986,255)	(28,692,837)	2,145,814	20,491,702
Separate Account Institutional Shares
Shares sold	1,871,815	18,186,837	5,853,532	56,189,776
Reinvestment of distributions	371,626	3,652,817	1,950,354	18,527,963
Shares redeemed	(3,130,149)	(30,446,546)	(10,566,519)	(101,236,412)
	(886,708)	(8,606,892)	(2,762,633)	(26,518,673)
Class IR Shares(a)
Shares sold	1,034	10,000	199,773	1,915,952
Reinvestment of distributions	2,286	22,430	5,637	53,128
Shares redeemed	(41,042)	(405,814)	(69,045)	(667,409)
	(37,722)	(373,384)	136,365	1,301,671
NET INCREASE (DECREASE)	(2,434,129)	$(22,893,983)	303,801	$2,422,586

(a)	Commenced operations on July 29, 2011 for Investment Grade Credit and U.S. Mortgages Funds.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012		For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,028,771	$37,623,532	27,862,993	$270,692,200	212,178	$2,286,431	63,361	$667,170
438,780	4,046,586	2,778,208	26,672,249	5,207	55,790	9,942	104,193
(4,831,149)	(44,480,649)	(122,961,618)	(1,127,904,827)	(40,298)	(428,431)	(99,503)	(1,032,303)
(363,598)	(2,810,531)	(92,320,417)	(830,540,378)	177,087	1,913,790	(26,200)	(260,940)

330,815	3,074,630	987,491	9,481,610	—	—	—	—
41,604	384,502	78,137	727,869	—	—	—	—
(348,183)	(3,206,685)	(602,716)	(5,555,634)	—	—	—	—
24,236	252,447	462,912	4,653,845	—	—	—	—

49,653,649	460,861,486	134,890,580	1,236,455,672	136,799	1,480,911	97,383	1,019,676
4,597,508	42,479,385	7,154,789	66,571,402	9,752	104,635	39,723	414,203
(24,046,501)	(219,580,003)	(82,305,972)	(764,924,801)	(133,154)	(1,430,367)	(4,493,167)	(46,715,553)
30,204,656	283,760,868	59,739,397	538,102,273	13,397	155,179	(4,356,061)	(45,281,674)

—	—	—	—	13,409,311	143,731,910	13,159,228	137,679,685
—	—	—	—	301,531	3,226,686	643,701	6,748,375
—	—	—	—	(24,935,555)	(267,876,387)	(12,467,244)	(129,737,361)
—	—	—	—	(11,224,713)	(120,917,791)	1,335,685	14,690,699

704,744	6,574,395	1,710,898	16,602,112	—	—	95	1,000
25,200	233,570	64,930	602,209	2	13	2	17
(113,543)	(1,054,330)	(1,847,281)	(16,671,529)	—	—	—	—
616,401	5,753,635	(71,453)	532,792	2	13	97	1,017
30,481,695	$286,956,419	(32,189,561)	$(287,251,468)	(11,034,227)	$(118,848,809)	(3,046,479)	$(30,850,898)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares, and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*
Class A
Actual	$1,000.00	$1,093.30		$6.40	$1,000.00	$1,058.00		$5.42	$1,000.00	$1,027.50		$5.34
Hypothetical 5% return	1,000.00	1,018.95	+	6.17	1,000.00	1,019.80	+	5.32	1,000.00	1,019.80	+	5.32
Class B
Actual	N/A	N/A		N/A	1,000.00	1,055.50		9.28	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.04	+	9.10	N/A	N/A		N/A
Class C
Actual	1,000.00	1,089.30		10.32	1,000.00	1,054.00		9.27	1,000.00	1,024.70		9.14
Hypothetical 5% return	1,000.00	1,015.19	+	9.95	1,000.00	1,016.04	+	9.10	1,000.00	1,016.04	+	9.10
Institutional
Actual	1,000.00	1,095.10		4.62	1,000.00	1,059.70		3.67	1,000.00	1,030.30		3.61
Hypothetical 5% return	1,000.00	1,020.66	+	4.46	1,000.00	1,021.51	+	3.60	1,000.00	1,021.51	+	3.60
Service
Actual	N/A	N/A		N/A	1,000.00	1,058.60		6.24	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.00	+	6.12	N/A	N/A		N/A
Separate Account Institutional
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,094.60		5.09	1,000.00	1,060.70		4.13	1,000.00	1,029.80		4.07
Hypothetical 5% return	1,000.00	1,020.21	+	4.91	1,000.00	1,021.06	+	4.05	1,000.00	1,021.06	+	4.21
Class R
Actual	N/A	N/A		N/A	1,000.00	1,056.70		6.70	1,000.00	1,026.20		6.60
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.55	+	6.58	1,000.00	1,018.55	+	6.58

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2012 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*
Class A
Actual	$1,000.00	$1,067.70		$3.68	$1,000.00	$1,046.20		$6.41	$1,000.00	$1,036.90		$3.63
Hypothetical 5% return	1,000.00	1,021.51	+	3.60	1,000.00	1,018.80	+	6.33	1,000.00	1,021.51	+	3.50
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	N/A	N/A		N/A	1,000.00	1,041.20		10.23	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.04	+	10.10	N/A	N/A		N/A
Institutional
Actual	1,000.00	1,070.60		1.92	1,000.00	1,048.00		4.67	1,000.00	1,039.50		1.89
Hypothetical 5% return	1,000.00	1,023.21	+	1.88	1,000.00	1,020.51	+	4.61	1,000.00	1,023.21	+	1.88
Separate Account Institutional
Actual	1,000.00	1,070.60		1.92	N/A	N/A		N/A	1,000.00	1,038.60		1.89
Hypothetical 5% return	1,000.00	1,023.21	+	1.88	N/A	N/A		N/A	1,000.00	1,023.21	+	1.88
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,070.10		2.39	1,000.00	1,047.50		5.13	1,000.00	1,040.40		2.35
Hypothetical 5% return	1,000.00	1,022.76	+	2.33	1,000.00	1,020.05	+	5.06	1,000.00	1,022.76	+	2.33
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R
Emerging Markets Debt	1.22%	N/A	1.97%	0.88%	N/A	N/A	0.97%	N/A
High Yield	1.05	1.80%	1.80	0.71	1.21%	N/A	0.80	1.30%
High Yield Floating Rate	1.05	N/A	1.80	0.71	N/A	N/A	0.80	1.30
Investment Grade Credit	0.71	N/A	N/A	0.37	N/A	0.37%	0.46	N/A
Local Emerging Markets Debt	1.25	N/A	2.00	0.91	N/A	N/A	1.00	N/A
U.S. Mortgages	0.71	N/A	N/A	0.37	N/A	0.37	0.46	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Debt, Goldman Sachs High Yield, Goldman Sachs High Yield Floating Rate, Goldman Sachs Investment Grade Credit, Goldman Sachs Local Emerging Markets Debt and Goldman Sachs U.S. Mortgages Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including, with respect to each Fund (except the High Yield Floating Rate Fund, which commenced operations in 2011), comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Adviser (in the case of the High Yield and U.S. Mortgages Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	expense trends over time of each Fund (except for the High Yield Floating Rate Fund, which commenced operations in 2011); and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive a portion of its management fees (with respect to the Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds) and limit certain expenses of each of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the High Yield Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (with the exception of the High Yield Floating Rate Fund, which commenced operations in 2011) to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information for each Fund prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions and credit and duration parameters. The Trustees also received information comparing the High Yield and U.S. Mortgages Funds’ performance to that of comparable institutional composites managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees noted that the High Yield Fund had placed in the top half of its peer group for the ten-year period, had placed in the bottom half of its peer group for the one-, three- and five-year periods, and underperformed its benchmark index for each of the one-, three-, five-, and ten-year periods ended March 31, 2012. They also observed that the Investment Grade Credit Fund had placed in the top half of its peer group during the one- and three-year periods, in the third quartile of its peer group during the five-year period, outperformed its benchmark index during the three-year period and underperformed its benchmark index during the one- and five-year periods ended March 31, 2012. The Independent Trustees noted that the Local Emerging Markets Debt Fund had placed in the bottom half of its peer group and underperformed its benchmark index during the one- and three-year periods ended March 31, 2012. The Independent Trustees observed that the U.S. Mortgages Fund had placed in the top quartile of its peer group and outperformed its benchmark index during the three-year period and had placed in the third quartile and underperformed its benchmark index during the one- and five-year periods ended March 31, 2012. They observed that the Emerging Markets Debt Fund had placed in the top half of its peer group during the one-, three-, and five-year periods, outperformed its benchmark index during the one- and three-year periods and underperformed its benchmark index for the five-year period ended March 31, 2012. The Independent Trustees noted that the Local Emerging Markets Debt Fund had certain significant differences from its peer group (Emerging Markets Bond) that caused the peer group to be an imperfect basis for performance comparison. They noted the addition of certain key hires to the Fixed Income team in 2011, and that the Fixed Income Team had adjusted its investment process and scenario analysis in 2011 in an effort to provide stronger investment performance. The Independent Trustees noted that the High Yield Floating Rate Fund had commenced operations in 2011 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (one- and four-year, in the case of the High Yield Floating Rate and Local Emerging Markets Debt Funds, respectively) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds) and limit certain expenses of each of the Funds that exceed specified levels. The Trustees also noted that a change was being made to the existing expense limitation arrangement for the Emerging Markets Debt Fund that would have the effect of increasing total Fund expenses, with such change taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2011 and 2010 (2011 only for the High Yield Floating Rate Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
First $1 billion	0.80%	0.70%	0.60%	0.40%	0.90%	0.40%
Next $1 billion	0.80	0.70	0.54	0.36	0.90	0.36
Next $3 billion	0.72	0.63	0.51	0.34	0.81	0.34
Next $3 billion	0.68	0.60	0.50	0.33	0.77	0.33
Over $8 billion	0.67	0.59	0.49	0.32	0.75	0.32

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of the management fees (with respect to the Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds) and limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the High Yield and Local Emerging Markets Debt Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2013.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $735.5 billion in assets under management as of September 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International4

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios[6]
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]

Since October 18, 2012, shares of the Goldman Sachs Brazil Equity, India Equity and Korea Equity Funds (each, a “Fund,” and collectively, the “Funds”) have not been available for purchase by investors. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about November 30, 2012 (the “Liquidation Date”). At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in kind, as provided in the Prospectus.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[6]

Since July 28, 2012, shares of each of the Goldman Sachs Retirement Strategy Portfolios (the “Portfolios”) have not been available for purchase except to participants within certain Retirement Plans (as defined in the Prospectus). As of the close of business on December 6, 2012, shares of the Portfolios will no longer be available for purchase by any investors.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC“) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of September 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 86278.MF.MED.TMPL / 11/2012 SSFISAR12 / 84K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 19, 2012

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	November 16, 2012